File Numbers 333-183590, 811-22093
================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM N-6

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]


                           POST-EFFECTIVE AMENDMENT 6


                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                             Amendment Number 47


           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                              (Name of Depositor)

                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
              (Depositor's Telephone Number, including Area Code)

                           Gary R. Christensen, Esq.

              Senior Vice President, General Counsel and Secretary

                        Minnesota Life Insurance Company
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Thomas E. Bisset, Esq.
                        Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                          Washington, D.C.  20004-2415

It is proposed that this filing will become effective (check appropriate box):

   [_] immediately upon filing pursuant to paragraph (b) of Rule 485


   [_] on (date) pursuant to paragraph (b) of Rule 485



   [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


   [_] on (date) pursuant to paragraph (a)(1)of Rule 485

If appropriate, check the following:

   [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Variable Universal Life Insurance
Policies.
================================================================================

PROSPECTUS

ML PREMIER VARIABLE UNIVERSAL LIFE
MINNESOTA LIFE INSURANCE COMPANY
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

VARIABLE UNIVERSAL LIFE INSURANCE POLICY WITH FIXED INDEXED ACCOUNT OPTIONS

   This prospectus describes a Variable Universal Life Insurance Policy with Fixed Indexed Account Options (the "Policy") issued by Minnesota Life Insurance Company ("Minnesota Life," "we," "us," or "our"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial adviser.


   You can allocate your Policy's accumulation value to one or more Sub-Accounts of the Minnesota Life Individual Variable Universal Life Account (the "Variable Account"), each of which invests exclusively in one of the Portfolios listed below. The value of your investment in the Variable Account will vary with the investment experience of the Sub-Accounts you select. You can also allocate your Policy's accumulation value to the Guaranteed Interest Account, which credits a specific rate of interest and is part of Minnesota Life's General Account, or to one or all of four Fixed Indexed Accounts, Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account, each of which credits interest based in part upon changes in the Standard & Poor's 500(R) Composite Stock Price Index excluding dividends ("Index" or "S&P 500(R)"). Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account are also part of Minnesota Life's General Account. NEITHER THE POLICY NOR INDEXED ACCOUNT A, INDEXED ACCOUNT B, OPTIMIZER 1 INDEXED ACCOUNT AND OPTIMIZER 2 INDEXED ACCOUNT REPRESENT AN INVESTMENT IN THE STOCK MARKET OR ANY SECURITIES INDEX.


THE FOLLOWING PORTFOLIOS ARE AVAILABLE UNDER THE POLICY:


[LOGO] Advantus/(R)/ CAPITAL MANAGEMENT

SECURIAN FUNDS TRUST
..SFT ADVANTUS BOND FUND -- CLASS 1 SHARES
..SFT ADVANTUS INDEX 400 MID-CAP FUND -- CLASS 1 SHARES
..SFT ADVANTUS INDEX 500 FUND -- CLASS 1 SHARES

..SFT ADVANTUS MANAGED VOLATILITY FUND

..SFT ADVANTUS REAL ESTATE SECURITIES FUND -- CLASS 1 SHARES

..SFT IVY(R) GROWTH FUND
..SFT IVY(R) SMALL CAP GROWTH FUND
..SFT PYRAMIS(R) CORE EQUITY FUND -- CLASS 1 SHARES
..SFT T. ROWE PRICE VALUE FUND

[LOGO]        AB
      ALLIANCE BERNSTEIN
         Investments

AB VARIABLE PRODUCTS SERIES FUND, INC.
..DYNAMIC ASSET ALLOCATION PORTFOLIO -- CLASS B SHARES


[LOGO](R) FRANKLIN TEMPLETON
             INVESTMENTS



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
..FRANKLIN SMALL CAP VALUE VIP FUND -- CLASS 1 SHARES

[LOGO] i.b.botson.
       ETF allocation
           series.....

ALPS VARIABLE INVESTMENT TRUST
..IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES* ..IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES* ..IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES* ..IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
..IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES* *THESE PORTFOLIOS ARE STRUCTURED AS FUND OF FUNDS THAT INVEST DIRECTLY IN
 SHARES OF UNDERLYING FUNDS. SEE THE SECTION ENTITLED "GENERAL DESCRIPTIONS -- THE FUNDS" FOR ADDITIONAL INFORMATION.

[LOGO] IVY FUNDS
Variable Insurance Portfolios



IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
..IVY FUNDS VIP ASSET STRATEGY

..IVY FUNDS VIP PATHFINDER MODERATE -- MANAGED VOLATILITY

[LOGO] MFS/(SM)/




MFS(R) VARIABLE INSURANCE TRUST II
..MFS(R) INTERNATIONAL VALUE PORTFOLIO -- INITIAL CLASS

                                     [LOGO]

                                     PIMCO

PIMCO VARIABLE INSURANCE TRUST
..PIMCO VIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO -- ADVISOR CLASS SHARES

[LOGO] TOPS/TM/
TOPS-THE OPTIMIZED PORTFOLIO SYSTEM/TM/

NORTHERN LIGHTS VARIABLE TRUST
..TOPS(R) MANAGED RISK FLEX ETF PORTFOLIO



VANGUARD(R) VARIABLE INSURANCE FUND

VANGUARD AND THE SHIP LOGO ARE TRADEMARKS OF THE VANGUARD GROUP, INC. ..INTERNATIONAL PORTFOLIO
..SMALL COMPANY GROWTH PORTFOLIO
PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

      .  are not guaranteed to achieve their goals;
      .  are not federally insured;
      . are not endorsed by any bank or government agency; and . are subject to risks, including loss of the amount invested.

A PROSPECTUS FOR EACH OF THE PORTFOLIOS AVAILABLE THROUGH THE VARIABLE ACCOUNT MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY BEFORE INVESTING AND SAVE THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE POLICY, THE GUARANTEED INTEREST ACCOUNT, INDEXED ACCOUNT A, INDEXED ACCOUNT B, OPTIMIZER 1 INDEXED ACCOUNT OR OPTIMIZER 2 INDEXED ACCOUNT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

[LOGO] MINNESOTA LIFE
400 ROBERT STREET NORTH . ST. PAUL, MINNESOTA 55101-2098
PH 651-665-3500 . HTTP:/WWW.MINNESOTALIFE.COM


DATED: MAY 1, 2015


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TABLE OF CONTENTS


SUMMARY OF BENEFITS AND RISKS                                                                   1

FEE TABLES                                                                                      6

GENERAL DESCRIPTIONS                                                                           15
     Minnesota Life Insurance Company                                                          15
     Individual Variable Universal Life Account                                                15
     The Funds                                                                                 16
     Additions, Deletions or Substitutions                                                     18
     The Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and
       the Fixed Loan Account                                                                  19
     Payments Made by Underlying Mutual Funds                                                  29

INFORMATION ABOUT THE POLICY                                                                   30
     Variable Universal Life Insurance                                                         30
     Policy Changes                                                                            30
     Applications and Policy Issue                                                             32
     Policy Premiums                                                                           33
     Free Look                                                                                 35
     Accumulation Value                                                                        35
     Transfers                                                                                 39

DEATH BENEFIT                                                                                  44
     Death Benefit Proceeds                                                                    44
     Death Benefit Options                                                                     44
     Effect of Partial Surrenders on the Death Benefit                                         47
     Choosing Death Benefit Options                                                            47
     Changing the Death Benefit Option                                                         48
     Increasing/Decreasing the Face Amount                                                     48
     Settlement Options                                                                        49
     Policy Loans                                                                              49
     Surrender                                                                                 53
     Partial Surrender                                                                         54
     Policy Charges                                                                            55
     Other Policy Provisions                                                                   60
     Supplemental Agreements                                                                   61

OTHER MATTERS                                                                                  75
     Federal Tax Status                                                                        75
     Tax Treatment of Policy Benefits                                                          76
     Voting Rights                                                                             81
     Compensation Paid for the Sale of Policies                                                82
     Legal Proceedings                                                                         84
     Financial Statements                                                                      84
     Registration Statement                                                                    84

STATEMENT OF ADDITIONAL INFORMATION                                                            84

APPENDIX -- GLOSSARY                                                                          A-1
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SUMMARY OF BENEFITS AND RISKS

The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features of the Policy. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a flexible premium variable universal life insurance policy called ML
Premier VUL. As the Policy Owner, you can exercise all the rights under the Policy, including the right to change the Owner, the Beneficiary and to make other policy changes. The Policy combines both life insurance protection and the potential for the accumulation of cash values; the Policy is not suitable as a short-term investment vehicle. You can lose some or all of your money. If you are not satisfied with the Policy, you also have the right to return it to us or your agent within 30 days after you receive it.

WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

The Policy allows for the growth of Accumulation Value, while life insurance coverage remains in force, and permits the flexible payment of premiums. The
Accumulation Value of the Policy will fluctuate with the investment performance of the Sub-Accounts of the Variable Account. You may transfer Accumulation
Value among the Sub-Accounts, the Guaranteed Interest Account, or the Fixed
Indexed Accounts, surrender all or part of your Accumulation Value under the Policy and take policy loans, subject to the limitations described in this prospectus. Each Policy has a Face Amount, however, the Death Benefit payable upon the death of the insured may be greater than the Face Amount, as described later in this prospectus.


We offer fifteen Agreements that provide supplemental insurance benefits under the Policy: Accelerated Benefit Agreement, Business Continuation Agreement,
Children's Term Agreement, Early Values Agreement, Guaranteed Income Agreement,
Guaranteed Insurability Option, Guaranteed Insurability Option for Business
Agreement, Income Protection Agreement, Inflation Agreement, Long Term Care
Agreement, Overloan Protection Agreement, Premium Deposit Account Agreement,
Term Insurance Agreement, Waiver of Charges Agreement and Waiver of Premium
Agreement. There is no charge for the Accelerated Benefit Agreement or Premium
Deposit Account Agreement. The Agreements may not be available in all states.


We also offer several ways of receiving Death Benefit proceeds under the Policy, other than in a lump sum. Information concerning the settlement options available under the Policy is set forth later in this prospectus, and in the Statement of Additional Information that we will provide you upon request. See
"Statement of Additional Information" section to this prospectus.

In general, under the Internal Revenue Code (the "Code"), the Death Benefit payable under a qualifying life insurance policy is excludable from the gross income of the Beneficiary, and the Owner would not be deemed to be in constructive receipt of the Accumulation Value of the Policy until there is a distribution. This means that under a qualifying life insurance policy, Accumulation Value builds up on a tax deferred basis and transfers of Accumulation Value among the available investment options under the Policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under the Code.

HOW CAN THE POLICY BE CHANGED?

The Policy allows you the flexibility to tailor your Policy to your needs at issue and to change your Policy thereafter as your insurance needs change.
Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the Face Amount and Death Benefit option under the Policy.

                                                                         PAGE 1

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WHAT MAKES THE POLICY VARIABLE?

The Policy is called "variable" because unlike traditional whole life and universal life contracts which provide for accumulation of contract values at fixed rates determined by the insurance company, the Accumulation Value of the Policy may be invested in the Sub-Accounts of the Variable Account. In turn, each Sub-Account invests exclusively in a corresponding Portfolio of a Fund.
Thus, your Accumulation Value, to the extent invested in a Sub-Account, will vary with the positive or negative investment experience of the corresponding
Portfolio.

If you seek a fixed return on your Accumulation Value, you can allocate Net
Premiums and Accumulation Value to the Guaranteed Interest Account, which credits a fixed rate of interest and is part of Minnesota Life's General
Account. See "The Guaranteed Interest Account, the Fixed Indexed Accounts, the
Interim Account and the Fixed Loan Account."

You may also allocate Net Premiums and Accumulation Value to one or more of the Fixed Indexed Accounts, Indexed Account A, Indexed Account B, Optimizer 1
Indexed Account and Optimizer 2 Indexed Account, each of which credits interest based in part upon changes in the S&P 500(R). The Fixed Indexed Accounts are part of Minnesota Life's General Account. See "The Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account."

With the Guaranteed Interest Account and each Fixed Indexed Account, you do not bear the risk that adverse investment performance will lower your Accumulation
Value invested in that Account. See "The Guaranteed Interest Account and the
Fixed Loan Account" and "Fixed Indexed Account Options."

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

The Policy provides two Death Benefit options: the Level Option and the Increasing Option.

Under the Level Option, the Death Benefit is the Face Amount of the Policy. If the Level Option is in effect, the Death Benefit payable will generally not be affected by either the negative or positive investment performance of the investment options.

Under the Increasing Option, the Death Benefit equals the Face Amount of the
Policy plus the Accumulation Value at the time of death of the insured. If the Increasing Option is in effect, the Death Benefit payable will reflect the investment performance of the investment options in which Accumulation Value has been invested.

In order for your Policy to be considered life insurance under Code
Section 7702, it must satisfy either the cash value accumulation test or the guideline premium test. Unless you specify otherwise, the Death Benefit qualification test for this Policy is the guideline premium test. The Death
Benefit qualification test is shown on the policy data pages and cannot be changed. In order to ensure the Policy continues to satisfy the definition of life insurance under Code Section 7702, we may need to adjust the amount of Death Benefit payable under the Death Benefit option you have chosen.

DO YOU HAVE ACCESS TO YOUR ACCUMULATION VALUE?

Yes. You may transfer Accumulation Value among the available investment options, the Guaranteed Interest Account and the Fixed Indexed Accounts, subject to certain transfer restrictions. See "Transfers." You may also surrender the Policy at any time, or make a partial surrender of the Accumulation Value of the Policy after the first Policy Year. A surrender or partial surrender may have federal tax consequences. See "Federal Tax Status."
A Surrender Charge may apply if you surrender the Policy, unless you have elected the Early Values Agreement. If you request a partial surrender, we will assess a Partial Surrender Transaction Charge of 2 percent of the amount withdrawn not to exceed $25.

PAGE 2


The maximum partial surrender that you may make at any time is equal to the Accumulation Value less any outstanding policy loan and accrued interest, any applicable Surrender Charge and three months of monthly charges. The minimum partial surrender that you may make is $500. We will not process a partial surrender that would cause your Policy to be disqualified as life insurance under the Code. We reserve the right to defer the payment of any amount from the Guaranteed Interest Account and any of the Fixed Indexed Accounts upon surrender or partial surrender for up to six months.

You may also borrow an amount up to your Accumulation Value less any applicable Surrender Charge and three months of monthly charges as a policy loan. A policy loan may have tax consequences. See "Federal Tax Status."

WHAT ARE SOME OF THE RISKS OF THE POLICY?

SUB-ACCOUNT INVESTMENT RISK. Your Accumulation Value under the Policy, to the extent invested in the Sub-Accounts of the Variable Account, has no guaranteed minimum value. Therefore, you bear the risk that any adverse investment performance in the Sub-Accounts may reduce your Accumulation Value under the Policy. You are also subject to the risk that the investment performance of the Sub-Accounts you select may be less favorable than that of other Sub-Accounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. The Policy also offers you the opportunity to have your Accumulation Value increase more rapidly than it would under comparable fixed life insurance by virtue of favorable investment performance. The Death Benefit may also increase and decrease with investment experience.


FIXED INDEXED ACCOUNTS. The interest credited under the Fixed Indexed Accounts will vary in part depending upon the performance of the S&P 500(R). For Indexed Account A, Indexed Account B, and the Optimizer 2 Indexed Account, if the S&P 500(R) declines or does not change in a given year, you bear the risk that no Index Credits will be added to your Accumulation Value in an Indexed Account Segment at the end of the Index Credit Term. You also bear the risk that sustained declines in the S&P 500(R) may result in Index Credits not being credited to your Accumulation Value for a prolonged period of time and you may need to increase your premium payments in order to keep the Policy in force. Conversely, if the investment performance of the S&P 500(R) exceeds the Growth Cap for the Segment, the Index Credits credited to your Accumulation Value would be limited to the Growth Cap for that segment multiplied by the Participation Rate which may be less than the increase in the S&P 500(R) over the Segment Term. In addition, the amount of any partial surrender or deduction of monthly policy charges from a Segment prior to the end of the Index Credit Term will not receive an Index Credit.

We manage our obligation to credit Index Credits in part by purchasing call options on the Index and by prospectively adjusting the Growth Cap and/or Participation Rate on Segment Dates to reflect changes in the costs of purchasing such call options (the price of call options vary with market conditions). In certain cases, we may reduce the Growth Cap for a future Index Credit Term for any Indexed Account. If we do so, the amount of the Index Credit which you may have otherwise have received would be reduced. Although the Growth Cap may not be less than the guaranteed minimum Growth Cap, it is within our sole discretion to set the Growth Cap for any indexed segment.


We may at our sole discretion change the Participation Rate for future Index Credit Terms on amounts allocated to the Optimizer 2 Indexed Account. If we do so, the amount of the Index Credit which you may have otherwise have received could be reduced. It is within our sole discretion to change the current Participation Rate for the Optimizer 2 Indexed Account, however, it will never be less than 50% or greater than 150%.

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There is no guarantee that the S&P 500(R) will be available during the entire time you own your Policy. If the Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index may differ from the S&P 500(R). This, in turn, may affect the Index Credits you earn.

There is no guarantee that we will continue to offer the Fixed Indexed Accounts during the entire time you own your Policy. We may discontinue offering any or all of the Fixed Indexed Accounts at any time. If we discontinue offering any or all of the Fixed Indexed Accounts, you may transfer Accumulation Value from the Fixed Indexed Accounts to any other investment options available under the Policy. If you do not do so, your Accumulation Value in the Fixed Indexed Account will be reallocated to the Guaranteed Interest Account.

Allocating Net Premiums or Accumulation Value to one or all of the Fixed Indexed Accounts is not equivalent to investing in the underlying stocks comprising the S&P 500(R). You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. Consequently, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

If you surrender your Policy before the end of an Index Credit Term, no Index Credit will be credited to your Accumulation Value in that Index Credit Term.


See also the Fixed Indexed Accounts section of the General Descriptions portion of this prospectus for information on growth caps and participation rates that apply to the fixed indexed accounts.


POLICY TERMINATION. There is the risk that the Policy may terminate. If your Policy terminates, all of the Agreements added to the Policy will also terminate. As described in the "Termination" and "Reinstatement" sections of this prospectus, Termination will only occur when the Accumulation Value under the Policy, less the sum of any outstanding policy loans and unpaid Policy Loan Interest, is insufficient to cover the monthly charges, and the subsequent Grace Period expires without sufficient payment being made to keep the Policy in force. You may reinstate a terminated Policy, subject to certain conditions. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding Policy loan, there may be significant adverse tax consequences to the Owner. Policy loans may also have a negative effect on a Policy's Accumulation Value, and may reduce the Death Benefit. See "Policy Premiums."

GUARANTEED INCOME AGREEMENT. You may elect the Guaranteed Income Agreement to provide for a guaranteed payment of Accumulation Value while the insured is alive. While we believe the Guaranteed Income Agreement will not cause the Policy to fail as life insurance under the Code and will take measures to ensure that it does not fail, regulatory agencies or the courts may treat the Policy's tax status differently. In addition, the tax laws may change, which could also impact the tax status of the Policy or could serve to tax the Guaranteed Income Agreement payments. Anyone contemplating exercise of the Guaranteed Income Agreement should consult a tax adviser.

INCOME PROTECTION AGREEMENT. You may add the Income Protection Agreement ("IPA") to your Policy, which provides for an irrevocable election to have a portion of the Policy death benefit payable in installments up to a 30 year period, not to extend beyond the date the insured would have reached age 95. In return, we may reduce the amount of the Policy's cost of insurance charges while the insured is alive; however, we are not required to do so. The IPA installment payments will earn interest at 1% over the payment term, which may be below the market rate of interest.

LONG TERM CARE AGREEMENT. You may add the Long Term Care ("LTC") Agreement to your Policy to provide for an acceleration of the Death Benefit in the event the insured meets the Agreement's eligibility requirements. The tax treatment of long term care benefit payments from life insurance policies is uncertain. All or a portion of such payments could be taxable to the policy Owner. Anyone contemplating purchasing a Policy with the LTC Agreement should consult a tax advisor.

OVERLOAN PROTECTION AGREEMENT. You may elect the Overloan Protection Agreement to prevent policy Termination in certain circumstances. The tax treatment of the Overloan Protection Agreement is uncertain, and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy's Overloan Protection Agreement should consult a tax adviser.


RISKS ASSOCIATED WITH CERTAIN FUNDS. Certain Funds use managed volatility strategies to help limit the fund's overall volatility and reduce the effects of significant market downturns during periods of high equity market volatility. The managed volatility strategy could also limit a fund's ability to participate in rising equity markets compared to otherwise similar funds that do not use a managed volatility strategy. Because the use of a managed volatility strategy may, in some markets, suppress the investment performance of a Fund compared to other similar funds that do not employ such a strategy, investment in a Fund could limit the growth of Accumulation Value under the Policy.


RISKS ASSOCIATED WITH THE GENERAL ACCOUNT. The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

SURRENDER AND PARTIAL SURRENDERS. Surrendering your Policy or taking partial surrenders may have significant tax consequences. If you Surrender your Policy, you may be assessed a Surrender Charge, unless you have elected the Early Values Agreement. A partial surrender will be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the Accumulation Value and will reduce the Death Benefit and increase the risk of Termination. See "Federal Tax Status."

QUALIFICATION AS LIFE INSURANCE. We believe that a Policy issued on the basis of a standard Underwriting Class should qualify as life insurance under the Code. However, due to lack of guidance in this area, it is not clear whether a Policy issued on a sub-standard basis would qualify. A Policy may also fail to qualify as life insurance under the Code if too much premium is paid into the Policy or the diversification and investor control requirements are not met for investments in the Variable Account. Failure to qualify would mean that the death proceeds would be included in the Beneficiary's gross income for federal income tax purposes, and that the Accumulation Value is constructively received before it is actually received. Depending upon the amount of assets in and the level of estate planning undertaken with regard to the Policy Owner's estate, there is also a risk that the Death Benefit payable under this Policy may be subject to estate taxation. See the "Policy Premiums" and "Federal Tax Status".

MODIFIED ENDOWMENT CONTRACT STATUS. It is possible that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"), depending on how rapidly the Policy is funded. A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly Accumulation Value increases. However, any amounts you receive, such as loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution taken before age 59 1/2 that is included in income. See "Federal Tax Status."

FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in-force.

The Policy may also be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, Sub-Account values could decline depending upon changes in the underlying funds. Depending upon the timing of withdrawals, Owners could lose all or part of their premium payments.

PORTFOLIO RISKS. A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges may not be representative of the charges you will pay. Your Policy's schedule pages indicate the charges applicable to your Policy. More information about your charges is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.


TRANSACTION FEES

This table describes the fees and expenses that are payable at the time that you buy the Policy, pay premiums, surrender the Policy, change the Policy or make transfers between the investment options.


        CHARGE                WHEN CHARGE IS                     AMOUNT DEDUCTED
                                DEDUCTED            GUARANTEED CHARGE        CURRENT CHARGE
  Premium Charge(1)       Upon premium            7 percent of premium   4 percent of premium
                          payment                 payment                payment

  Policy Change           Upon change in Face     $100                   $60
  Transaction Charge      Amount, Death Benefit
                          option, or Risk Class

  Partial Surrender       Upon partial surrender  2 percent of amount    2 percent of amount
  Transaction Charge                              surrendered, not to    surrendered, not to
                                                  exceed $25             exceed $25

  Transfer Transaction    Upon transfer           $25 for each transfer  Currently, no transfer
  Charge                                                                 transaction charge is
                                                                         assessed
  Optimizer 1 and 2       On the Interim          1.25% of               1.25% of
  Index Segment           Account Transfer Date   Accumulation Value     Accumulation Value
  Charge                                          allocated to an        allocated to an
                                                  Optimizer 1 or 2       Optimizer 1 or 2
                                                  Indexed Account        Indexed Account

(1) The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to
    2.5 percent.

       PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

        CHARGE                   WHEN CHARGE IS                      AMOUNT DEDUCTED
                                   DEDUCTED             GUARANTEED CHARGE         CURRENT CHARGE
  Monthly Policy            Monthly                   $12 plus $0.0125 per    $8
  Charge                                              $1,000 of Face Amount

  Policy Issue
  Charge(1)

    MAXIMUM                 Monthly, within the       $0.78 per $1,000 of     $0.78 per $1,000 of
    CHARGE(2)               first ten Policy Years,   Initial Face Amount or  Initial Face Amount or
                            and within the first ten  Face Amount increase    Face Amount increase
                            years of an increase in
                            Face Amount

    MINIMUM                 Monthly, within the       $0.11 per $1,000 of     $0.11 per $1,000 of
    CHARGE(3)               first ten Policy Years,   Initial Face Amount or  Initial Face Amount or
                            and within the first ten  Face Amount increase    Face Amount increase
                            years of an increase in
                            Face Amount

    CHARGE FOR INSURED      Monthly, within the       $0.21 per $1,000 of     $0.21 per $1,000 of
    AGE 35 IN MALE,         first ten Policy Years,   Initial Face Amount or  Initial Face Amount or
    PREFERRED SELECT        and within the first ten  Face Amount increase    Face Amount increase
    NON-TOBACCO RISK        years of an increase in
    CLASS, WITH             Face Amount
    INCREASING OPTION
    DEATH BENEFIT
  Cost of Insurance
  Charge(4)

    MAXIMUM                 Monthly                   $83.33 per $1,000 of    $83.33 per $1,000 of
    CHARGE(5)                                         Net Amount at Risk      Net Amount at Risk

    MINIMUM                 Monthly                   $0.015 per $1,000 of    $.005 per $1,000 of
    CHARGE(6)                                         Net Amount at Risk(7)   Net Amount at Risk

    CHARGE FOR INSURED      Monthly                   $0.10 per $1,000 of     $0.03 per $1,000 of
    AGE 35 IN MALE,                                   Net Amount at Risk      Net Amount at Risk
    PREFERRED SELECT
    NON-TOBACCO RISK
    CLASS

  Mortality and             Monthly                   .075 percent of the     0
  Expense Risk Charge                                 Policy Accumulation
                                                      Value

        CHARGE                  WHEN CHARGE IS                      AMOUNT DEDUCTED
                                  DEDUCTED            GUARANTEED CHARGE          CURRENT CHARGE

  Indexed Accounts A        Monthly                 0.05 percent of         0.00 percent of
  and B Indexed                                     Accumulation Value in   Accumulation Value in
  Account Charge(8)                                 Indexed Accounts A      Indexed Accounts A
                                                    and B and in Interim    and B and in Interim
                                                    Account scheduled for   Account scheduled for
                                                    transfer to Indexed     transfer to Indexed
                                                    Accounts A and B        Accounts A and B
  Optimizer 1 and 2         Monthly                 0.20 percent of         0.06 percent of
  Indexed Account                                   Accumulation Value in   Accumulation Value in
  Charge                                            Optimizer 1 and         Optimizer 1 and
                                                    Optimizer 2 Indexed     Optimizer 2 Indexed
                                                    Accounts and in         Accounts and in
                                                    Interim Account         Interim Account
                                                    scheduled for transfer  scheduled for transfer
                                                    to Optimizer 1 and      to Optimizer 1 and
                                                    Optimizer 2 Indexed     Optimizer 2 Indexed
                                                    Accounts                Accounts

  Cash Extra Charge(9)

    MAXIMUM CHARGE          Monthly                 $100 per $1,000 of      $100 per $1,000 of
                                                    Face Amount             Face Amount

    MINIMUM CHARGE          Monthly                 $0                      $0

    CHARGE FOR INSURED      Monthly                 $0.01 per $1,000 of     $0.01 per $1,000 of
    AGE 35 IN MALE,                                 Initial Face Amount     Initial Face Amount
    PREFERRED SELECT
    NON-TOBACCO RISK
    CLASS, IMPAIRED
    DRIVING HISTORY

  Net Fixed Interest        Annually, on each       The net fixed interest  The net fixed interest
  Rate Policy Loan          Policy Anniversary,     rate policy loan        rate policy loan
  Interest Charge(10)       and upon a policy loan  interest charge is      interest charge depends
                            transaction, full       1.0 percent.            upon how long the
                            surrender, policy                               policy has been in
                            Termination or death                            force. For policies in
                            of the Insured                                  force less than or equal
                                                                            to ten years, the net
                                                                            fixed interest rate
                                                                            policy loan interest
                                                                            charge is 1.0 percent.
                                                                            For policies in force
                                                                            more than ten years,
                                                                            the net fixed interest
                                                                            rate policy loan
                                                                            interest charge is
                                                                            0.10 percent.

        CHARGE                WHEN CHARGE IS                  AMOUNT DEDUCTED
                                DEDUCTED             GUARANTEED CHARGE      CURRENT CHARGE
  Variable Rate Policy    Annually, on each       The greater of:               4.50%
  Loan Interest Charge    Policy Anniversary,     (1) the published
                          and upon a policy loan  monthly average
                          transaction, full       (Moody's Corporate
                          surrender, policy       Bond Yield Average-
                          Termination or death    Monthly Average
                          of the Insured          Corporates) as
                                                  published by Moody's
                                                  Investors Service, Inc.
                                                  or its successor for the
                                                  calendar month ending
                                                  two months prior to
                                                  the date the rate of
                                                  interest for the policy
                                                  loan is determined, and
                                                  (2) the guaranteed
                                                  interest rate for the
                                                  Guaranteed Interest
                                                  Account plus one (1)
                                                  percent per annum.


(1) The Policy Issue Charge varies based on the insured's gender, Risk Class, age, the Death Benefit Option, and Face Amount option chosen. For policies that are terminated or fully surrendered within the first ten years after Policy issue or within ten years of an increase in Face Amount, we will assess a surrender charge equal to the lesser of 60 times the Policy Issue Charge for the initial face amount increase as applicable or the sum of any remaining Policy Issue Charges for the Initial Face Amount or Face Amount increase multiplied by a factor of 2.0, as applicable. For policies issued prior to May 16, 2015, the surrender charge for the initial Face Amount or any Face Amount increase will equal the sum of any remaining Policy Issue Charges for the initial Face Amount or the Face Amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period.

(2) The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Select Risk Class, Age 80, Level Option Death Benefit.
(3) The minimum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Tobacco Risk Class, Age 0, Level Option Death Benefit.

(4) The Cost of Insurance Charge will vary based on the insured's gender, Risk Class, and age.

(5) The maximum Cost of Insurance Charge assumes the insured has the following characteristics: Male, Standard Non-Tobacco, Age 120.
(6) The minimum Cost of Insurance Charge assumes the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 6.
(7) The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the policy data pages of your Policy, minus Policy Accumulation Value.
(8) The Indexed Account Charge is assessed to help cover administrative and other expenses associated with making available the Fixed Indexed Accounts.
(9) The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured's gender, Risk Class and age. The charge compensates us for providing the Death Benefit under the Policy where the insured presents a heightened or increased level of mortality risk as a result of an outstanding medical condition (e.g., cancer that is in remission) or an occupation or activity (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. Under most Policies, we do not assess a Cash Extra Charge. The Cash Extra Charge shown in the table may not be typical of the charge you will pay.

(10)We charge interest on Policy loans, but we also credit interest on the Fixed Loan Account value we hold as collateral on Policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross loan interest rate charge of three percent (3.0 percent) and the interest credited on the Fixed Loan Account Accumulation Value, which is an annual rate of two percent (2.0 percent) for Policies held less than ten years and an annual rate of two and nine-tenths percent (2.9 percent) for Policies held more than ten years.

     CHARGE FOR             WHEN CHARGE IS               AMOUNT DEDUCTED
     AGREEMENT(1)             DEDUCTED       GUARANTEED CHARGE       CURRENT CHARGE
  Waiver of Premium
  Agreement

    MAXIMUM                    Monthly      $0.51 per $1,000 of   $0.51 per $1,000 of
    CHARGE(2)                               Face Amount           Face Amount

    MINIMUM                    Monthly      $0.01 per $1,000 of   $0.01 per $1,000 of
    CHARGE(3)                               Face Amount           Face Amount

    CHARGE FOR INSURED         Monthly      $0.035 per $1,000 of  $0.035 per $1,000 of
    AGE 30 IN MALE,                         Face Amount           Face Amount
    STANDARD
    NON-TOBACCO RISK
    CLASS, WITH
    INCREASING OPTION
    DEATH BENEFIT
  Waiver of Charges
  Agreement

    MAXIMUM                    Monthly      $0.38 per $1,000 of   $0.38 per $1,000 of
    CHARGE(4)                               Face Amount           Face Amount

    MINIMUM                    Monthly      $0.01 per $1,000 of   $0.01 per $1,000 of
    CHARGE(5)                               Face Amount           Face Amount

    CHARGE FOR INSURED         Monthly      $0.025 per $1,000 of  $0.025 per $1,000 of
    AGE 30 IN MALE,                         Face Amount           Face Amount
    STANDARD
    NON-TOBACCO RISK
    CLASS, WITH
    INCREASING OPTION
    DEATH BENEFIT
  Term Insurance
  Agreement

    MAXIMUM                    Monthly      $83.33 per $1,000 of  $27.69 per $1,000 of
    CHARGE(6)                               Net Amount at Risk    Net Amount at Risk

    MINIMUM                    Monthly      $0.015 per $1,000 of  $0.006 per $1,000 of
    CHARGE(7)                               Net Amount at Risk    Net Amount at Risk

     CHARGE FOR              WHEN CHARGE IS                AMOUNT DEDUCTED
     AGREEMENT(1)              DEDUCTED        GUARANTEED CHARGE       CURRENT CHARGE

    CHARGE FOR INSURED      Monthly           $0.22 per $1,000 of   $0.07 per $1,000 of
    AGE 45 IN MALE,                           Net Amount at Risk    Net Amount at Risk
    PREFERRED SELECT
    NON-TOBACCO RISK
    CLASS, WITH
    INCREASING OPTION
    DEATH BENEFIT

  Children's Term           Monthly           $0.40 per $1,000 of   $0.40 per $1,000 of
  Agreement                                   coverage              coverage

  Overloan Protection
  Agreement

    MAXIMUM                 Upon exercise of  7 percent of Policy   5 percent of Policy
    CHARGE(8)               Agreement         Accumulation Value    Accumulation Value
                                              upon exercise of      upon exercise of
                                              Agreement             Agreement

    MINIMUM                 Upon exercise of  7 percent of Policy   5 percent of Policy
    CHARGE(9)               Agreement         Accumulation Value    Accumulation Value
                                              upon exercise of      upon exercise of
                                              Agreement             Agreement
    CHARGE FOR INSURED      Upon exercise of  7 percent of Policy   4 percent of Policy
    AGE 75 IN MALE,         Agreement         Accumulation Value    Accumulation Value
    STANDARD                                  upon exercise of      upon exercise of
    NON-TOBACCO RISK                          Agreement             Agreement
    CLASS
  Early Values              Monthly           0.05 percent of the   0.01 percent of the
  Agreement(10)                               Accumulation Value    Accumulation Value
                                              less Policy loan      less Policy loan

  Guaranteed
  Insurability
  Option(11)

    MAXIMUM                 Monthly           $0.192 per $1,000 of  $0.192 per $1,000 of
    CHARGE(12)                                additional insurance  additional insurance
                                              coverage              coverage

    MINIMUM                 Monthly           $0.032 per $1,000 of  $0.032 per $1,000 of
    CHARGE(13)                                additional insurance  additional insurance
                                              coverage              coverage

    CHARGE FOR INSURED      Monthly           $0.044 per $1,000 of  $0.044 per $1,000 of
    AGE 7 IN MALE,                            additional insurance  additional insurance
    PREFERRED                                 coverage              coverage
    NON-TOBACCO RISK
    CLASS

     CHARGE FOR              WHEN CHARGE IS                 AMOUNT DEDUCTED
     AGREEMENT(1)              DEDUCTED         GUARANTEED CHARGE       CURRENT CHARGE

  Long Term Care
  Agreement(14)

    MAXIMUM                 Monthly           $3.619 per $1,000 of   $2.353 per $1,000 of
    CHARGE(15)                                long term care Net     long term care Net
                                              Amount at Risk         Amount at Risk

    MINIMUM                 Monthly           $0.018 per $1,000 of   $0.00625 per $1,000
    CHARGE(16)                                long term care Net     of long term care Net
                                              Amount at Risk         Amount at Risk

    CHARGE FOR INSURED      Monthly           $0.287167 per $1,000   $0.11 per $1,000 of
    AGE 55 IN MALE,                           of long term care Net  long term care Net
    STANDARD                                  Amount at Risk         Amount at Risk
    NON-TOBACCO RISK
    CLASS

  Inflation
  Agreement(17)

    MAXIMUM CHARGE          Monthly           $5.00                  $5.00

    MINIMUM CHARGE          Monthly           $0.50                  $0.50

    CURRENT CHARGE FOR      Monthly           $0.83                  $0.83
    ALL INSUREDS

  Guaranteed Income         Upon exercise of  10 percent of Policy   5 percent of Policy
  Agreement(18)             Agreement         Accumulation Value     Accumulation Value
                                              upon exercise of       upon exercise of
                                              Agreement              Agreement

  Business
  Continuation
  Agreement(19)

    MAXIMUM                 Monthly           $0.328 per $1,000 of   $0.328 per $1,000 of
    CHARGE(20)                                additional insurance   additional insurance
                                              coverage               coverage

    MINIMUM                 Monthly           $0.0083 per $1,000 of  $0.0083 per $1,000 of
    CHARGE(21)                                additional insurance   additional insurance
                                              coverage               coverage

    CHARGE FOR INSURED      Monthly           $0.292 per $1,000 of   $0.292 per $1,000 of
    MALE, STANDARD                            additional insurance   additional insurance
    NON-TOBACCO,                              coverage               coverage
    AGE 50, DESIGNATED
    INSURED MALE
    NON-TOBACCO,
    AGE 50

     CHARGE FOR             WHEN CHARGE IS               AMOUNT DEDUCTED
     AGREEMENT(1)             DEDUCTED       GUARANTEED CHARGE       CURRENT CHARGE

  Guaranteed
  Insurability Option
  for Business(22)

    MAXIMUM                    Monthly      $0.602 per $1,000 of  $0.602 per $1,000 of
    CHARGE(23)                              additional insurance  additional insurance
                                            coverage              coverage

    MINIMUM                    Monthly      $0.065 per $1,000 of  $0.065 per $1,000 of
    CHARGE(24)                              additional insurance  additional insurance
                                            coverage              coverage

    CHARGE FOR INSURED         Monthly      $0.273 per $1,000 of  $0.273 per $1,000 of
    MALE STANDARD                           additional insurance  additional insurance
    NON-TOBACCO,                            coverage              coverage
    AGE 45


(1) The charges for the Waiver of Premium Agreement, Waiver of Charges Agreement, Term Insurance Agreement, Interest Accumulation Agreement, Business Continuation Agreement, Guaranteed Insurability Option, Guaranteed Insurability Option for Business, and Long Term Care Agreement vary based on the insured's gender, Risk Class, age, and Death Benefit option. The charge for the Overloan Protection Agreement varies based on the insured's gender, Risk Class, Age, and Accumulation Value under the Policy upon exercise of that Agreement.

(2) The maximum Waiver of Premium Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 59, Level Option Death Benefit.
(3) The minimum Waiver of Premium Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Level Option Death Benefit.
(4) The maximum Waiver of Charges Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 59, Increasing Option Death Benefit.
(5) The minimum Waiver of Charges Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Level Option Death Benefit.
(6) The maximum Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 99, Level Option Death Benefit.
(7) The minimum Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 6, Level Option Death Benefit.
(8) The maximum Overloan Protection Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 70.
(9) The minimum Overloan Protection Charge assumes that the insured has the following characteristics: Female, Preferred Select, Age 99.
(10) For purposes of determining the charge for this Agreement, Policy Loan Interest that has accrued, but which has not been paid or added to the Fixed Loan Account, will be included as part of the policy loan being subtracted from the Accumulation Value. The minimum and maximum charge for the Early Values Agreement is not affected by the age, Risk Class, gender or other characteristics of the insured. The minimum charge for this Agreement is also the current charge of 0.01 percent of the unloaned Accumulation Value.
(11) The charge shown for the Guaranteed Insurability Option (GIO) is a monthly charge for the option to purchase, on the available option dates, the additional insurance coverage, which is also referred to as the additional coverage layers, elected by the Policy Owner when the GIO is purchased. See the Guaranteed Insurability Option discussion in the section entitled "Policy

     Charges -- Charges for Agreements." The charge will apply from the date the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the Policy Anniversary nearest the insured's fortieth birthday). The GIO charge varies based upon the insured's gender, Risk Class, age and the amount of additional coverage layer that is elected when the GIO is purchased.
(12) The maximum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 37.
(13) The minimum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 0.
(14) The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care Net Amount at Risk and dividing by one thousand. The long term care Net Amount at Risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the Agreement. Long term care Net Amount at Risk is calculated by subtracting a portion of the Accumulation Value from the LTC amount. The portion of Accumulation Value for this calculation is found by multiplying the Accumulation Value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy Face Amount. See the Long Term Care Agreement discussion in the Section entitled "Policy Charges -- Charges for Agreements."
(15) The maximum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Issue Age 80, 4% monthly benefit.
(16) The minimum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Issue Age 20, 2% monthly benefit.
(17) The charge shown for the Inflation Agreement is a monthly charge for the ability to increase your Policy Face Amount every three years without underwriting, based upon changes in the Consumer Price Index. See the Inflation Agreement discussion in the section entitled "Policy Charges -- Charges for Agreements." The charge will apply from the date the Inflation Agreement is added to the policy until the date the Inflation Agreement terminates. The Inflation Agreement charge is the same for all genders, Risk Classes, and Ages.
(18) The Guaranteed Income Agreement Charge is the same for all genders, Risk Classes and Ages.

(19) The charge shown for the Business Continuation Agreement (BCA) is a monthly charge for the option to purchase, at the death of a designated life, additional insurance coverage, which is also referred to as an additional coverage layer. See the Business Continuation Agreement discussion in the Section entitled "Policy Charges -- Charges for Agreements". The charge will apply from the date the BCA is added to the policy until the date the BCA terminates, which generally occurs upon the death of the last designated life. The BCA charge varies based upon the insured's age and tobacco status.
(20) The maximum Business Continuation Charge assumes that the insured has the following characteristics: Insured Male, Standard Tobacco, Age 55, Designated Insured Male Standard Tobacco, Age 70.
(21) The minimum Business Continuation Charge assumes that the insured has the following characteristics: Insured Male, Standard Non-Tobacco, Age 18, Designated Insured Male Non-Tobacco, Age 18.
(22) The charge shown for the Guaranteed Insurability Option for Business
     (GIOB) is a monthly charge for the option to purchase, on available Option Dates, additional insurance coverage, which is also referred to as additional coverage layers. See the Guaranteed Insurability Option for Business discussion in the Section entitled "Policy Charges -- Charges for Agreements". The charge will apply from the date the GIOB is added to the policy until the date the GIOB terminates, which generally occurs on the last specified Option Date (which is the earlier of the policy anniversary nearest the fifth specified Option Date, or the policy anniversary nearest the insured's fifty-fifth birthday). The GIOB charge varies based upon the insured's age and tobacco status.

(23) The maximum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 54.
(24) The minimum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Female, Standard Non-Tobacco, Age 18.
* Unless otherwise stated, the Guaranteed Charge is the maximum Periodic Charge that may be assessed under the Policy.


               TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS/(1)/


The next table shows the minimum and maximum expenses (as a percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2014. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.(2)



                                    CHARGE                                        MINIMUM MAXIMUM(3)
  Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets include management fees, distribution [and/or service]
  (12b-1) fees, and other expenses)                                                    %         %

(1) The table showing the range of expenses for the Portfolios takes into account the expenses of the Ibbotson ETF Asset Allocation Portfolios, each of which is a "fund of funds." "Fund of funds" Portfolios purchase shares of other funds, each of which are referred to as an "Acquired Fund." A "fund of funds" has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In the case of the Ibbotson ETF Asset Allocation Portfolios, the Acquired Funds are exchange traded funds of ETFs. In determining the range of the Portfolio expenses, we have taken into account the information received from Ibbotson on the combined actual expenses for each such "fund of funds," which include the pro rata portion of the fees and expenses incurred indirectly by any of the Ibbotson ETF Asset Allocation Portfolios as a result of its investment in shares of one or more Acquired Funds. See the prospectuses for the Ibbotson ETF Asset Allocation Portfolios for a presentation of the applicable Acquired Fund fees and expenses.
(2) If the Policy Owner is deemed to have engaged in "market-timing" the Funds may assess redemption fees. See "Market-Timing and Disruptive Trading."
(3) The minimum and maximum Total Annual Portfolio Company Operating Expense figures in the above table do not reflect the effect of any fee waiver or expense reimbursement arrangement.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Our Home Office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.

INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

On June 11, 2007, our Board of Directors established the Minnesota Life Individual Variable Universal Life Account, as a separate account in accordance with Minnesota insurance law. The Variable Account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"), but registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Account. The Variable Account meets the definition of a "separate account" under the federal securities laws.

We are the legal Owner of the assets in the Variable Account. Minnesota Life is obligated to pay all amounts promised to Policy Owners and Beneficiaries under the Policies. The Minnesota law under which the Variable Account was established provides that the assets of the Variable Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable universal life insurance policies for which the Variable Account was established. The investment performance of the Variable Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.


The Variable Account currently has 23 Sub-Accounts to which you may allocate Net Premiums. Each Sub-Account invests in shares of a corresponding Portfolio of the Funds.


THE FUNDS

Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.

NOTE: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.


                                                      INVESTMENT                               INVESTMENT
            FUND/PORTFOLIO                     ADVISER AND SUB-ADVISER                          OBJECTIVE
            --------------                      -----------------------                         ----------
AB VARIABLE PRODUCTS SERIES FUND, INC.
AB VPS Dynamic Asset Allocation         AllianceBernstein L.P.                  The investment seeks to maximize
Portfolio -- Class B Shares                                                     total return consistent with the
                                                                                Adviser's determination of reasonable
                                                                                risk.
ALPS VARIABLE INVESTMENT TRUST
Ibbotson Aggressive Growth ETF Asset    ALPS Advisors, Inc.                     Seeks capital appreciation.
Allocation Portfolio -- Class I Shares  SUB-ADVISER: Ibbotson Associates, Inc.

Ibbotson Balanced ETF Asset Allocation  ALPS Advisors, Inc.                     Seeks capital appreciation and some
Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.  current income.

Ibbotson Conservative ETF Asset         ALPS Advisors, Inc.                     Seeks current income and preservation
Allocation Portfolio -- Class I Shares  SUB-ADVISER: Ibbotson Associates, Inc.  of capital.

Ibbotson Growth ETF Asset Allocation    ALPS Advisors, Inc.                     Seeks capital appreciation.
Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

Ibbotson Income and Growth ETF Asset    ALPS Advisors, Inc.                     Seeks current income and capital
Allocation Portfolio -- Class I Shares  SUB-ADVISER: Ibbotson Associates, Inc.  appreciation.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value VIP Fund,      Franklin Advisory Services, LLC         Seeks long term total return. Under
Class 1 Shares                                                                  normal market conditions, the fund
                                                                                invests at least 80% of its net assets in
                                                                                investments of small capitalization
                                                                                companies.

                                                       INVESTMENT                             INVESTMENT
              FUND/PORTFOLIO                     ADVISER AND SUB-ADVISER                      OBJECTIVE
              --------------                     -----------------------                      ----------
IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
Ivy Funds VIP Asset Strategy                Waddell & Reed Investment          Seeks high total return over the long
                                            Management Co.                     term.

Ivy Funds VIP Pathfinder Moderate --        Waddell & Reed Investment          To seek to provide total return
Managed Volatility                          Management Company                 consistent with a moderate level of risk
                                            SUB-ADVISER: Advantus Capital      as compared to the other Ivy Funds
                                            Management, Inc.                   VIP Pathfinder Managed Volatility
                                                                               Portfolios, while seeking to manage
                                                                               volatility of investment return.
MFS(R) VARIABLE INSURANCE TRUST II
MFS(R) International Value Fund -- Initial  MFS                                To seek capital appreciation.
Class
NORTHERN LIGHTS VARIABLE TRUST (TOPS)
TOPS(R) Managed Risk Flex ETF Portfolio     ValMark Advisers, Inc.             Seeks to provide income and capital
                                            SUB-ADVISER: Milliman, Inc.        appreciation with less volatility than
                                                                               the fixed income and equity markets as
                                                                               a whole.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT Global Diversified Allocation     Pacific Investment Management      Seeks to maximize risk-adjusted total
Portfolio -- Advisor Class Shares           Company LLC ("PIMCO")              return relative to a blend of 60% MSCI
                                                                               World Index 40% Barclays U.S.
                                                                               Aggregate Index.
SECURIAN FUNDS TRUST
SFT Advantus Bond Fund -- Class 1           Advantus Capital Management, Inc.  Seeks high level of long term total rate
Shares                                                                         of return as is consistent with prudent
                                                                               investment risk; preservation of capital
                                                                               is a secondary objective.

SFT Advantus Index 400 Mid-Cap              Advantus Capital Management, Inc.  Seeks investment results generally
Fund -- Class 1 Shares                                                         corresponding to the aggregate price
                                                                               and dividend performance of publicly
                                                                               traded stocks that comprise the
                                                                               Standard & Poor's 400 MidCap Index
                                                                               (the S&P 400).
SFT Advantus Index 500 Fund -- Class 1      Advantus Capital Management, Inc.  Seeks investment results that
Shares                                                                         correspond generally to the price and
                                                                               yield performance of common stocks
                                                                               included in the Standard & Poor's 500
                                                                               Composite Stock Price Index (the S&P
                                                                               500).

SFT Advantus Managed Volatility Fund        Advantus Capital Management, Inc.  Seeks to maximize risk-adjusted total return relative to its blended
                                                                               benchmark index comprised of 60%
                                                                               S&P 500 Index and 40% Barclays U.S.
                                                                               Corporate Index (the Benchmark
                                                                               Index).

SFT Advantus Real Estate Securities         Advantus Capital Management, Inc.  Seeks above average income and long
Fund -- Class 1 Shares                                                         term growth of capital.

                                                  INVESTMENT                              INVESTMENT
          FUND/PORTFOLIO                    ADVISER AND SUB-ADVISER                        OBJECTIVE
          --------------                    -----------------------                        ----------

SFT Ivy(R) Growth Fund              Advantus Capital Management, Inc.        Seeks to provide growth of capital.
                                    SUB-ADVISER: Waddell & Reed
                                    Investment Management Company

SFT Ivy(R) Small Cap Growth Fund    Advantus Capital Management Inc.         Seeks to provide growth of capital.
                                    SUB-ADVISER: Waddell & Reed
                                    Investment Management Company

SFT Pyramis(R) Core Equity Fund --  Advantus Capital Management, Inc.        Seeks long-term capital appreciation.
Class 2 Shares                      SUB-ADVISER: Pyramis Global Advisors,
                                    LLC

SFT T. Rowe Price Value Fund        Advantus Capital Management, Inc.        Seeks to provide long-term capital
                                    SUB-ADVISER: T. Rowe Price Associates,   appreciation by investing in common
                                    Inc.                                     stocks believed to be undervalued.
                                                                             Income is a secondary objective.
VANGUARD(R) VARIABLE INSURANCE FUND
International Portfolio             Schroder Investment Management           Seeks long term capital appreciation.
                                    North America, Inc. and Baillie Gifford
                                    Overseas Ltd

Small Company Growth Portfolio      Granahan Investment Management,          Seeks long term capital appreciation.
                                    Inc. and Grantham, Mayo, Van
                                    Otterloo & Co. LLC


ADDITIONS, DELETIONS OR SUBSTITUTIONS
We reserve the right to add, combine or remove any Sub-Accounts of the Variable Account and to transfer the assets of one or more Sub-Accounts to any other Sub-Account as permitted by law. Each additional Sub-Account will purchase shares in a new Portfolio or mutual fund. Such Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the Sub-Accounts of the Variable Account. New investment options will be made available to existing Policy Owners as we determine in our sole discretion.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Variable Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or Portfolio for a Sub-Account. Substitution may be made with respect to existing Accumulation Values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Variable Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and the SEC.

We also reserve the right, when permitted by law, to de-register the Variable Account under the 1940 Act, to restrict or eliminate any voting rights of the Policy Owners, to combine the Variable Account with one or more of our other separate accounts, operate the Variable Account or a Sub-Account as either a unit investment trust or management company under the 1940 Act, or in any other form allowed by law, terminate and/or liquidate the Variable Account, and make any changes to the Variable Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any applicable federal or state laws.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts issued by Minnesota Life and by other affiliated and unaffiliated life insurance companies, and as investment medium to fund plan benefits for participating qualified plans. It is possible that there may be circumstances where it is disadvantageous for either: (i) the Owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the Owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such Policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's board of directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of Policy Owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

THE GUARANTEED INTEREST ACCOUNT, THE FIXED INDEXED ACCOUNTS AND THE FIXED LOAN ACCOUNT

The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish.

Because of exemptive and exclusionary provisions, interests in our General Account have not been registered as securities under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. However, disclosures regarding the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interests in the Fixed Indexed Accounts have not been registered with the SEC. Minnesota Life believes that there are sufficient insurance elements and guarantees with respect to interests in the Fixed Indexed Accounts to qualify for an exemption from registration under the federal securities laws under
Section 3(a)(8) of the Securities Act of 1933. With respect to the Fixed Indexed Accounts, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1) - (3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are those portions of our general assets which are attributable to the Policy and other policies of its class. The description is for accounting purposes only and does not represent a division of our General Account for the specific benefit of policies of this class. Allocations to the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account become part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account. Policy Owners do not share in the actual investment experience of the assets in our General Account.

INVESTORS LOOK TO THE FINANCIAL STRENGTH OF THE INSURANCE COMPANY FOR ITS INSURANCE GUARANTEES. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

You may allocate a portion or all of the Net Premiums or transfer Accumulation Value from the Sub-Accounts of the Variable Account to accumulate at a fixed rate of interest in the Guaranteed Interest Account. We guarantee such amounts as to principal and a minimum rate of interest. You may also allocate all of the Net Premiums or transfer Accumulation Value to the Fixed Indexed Accounts.

Transfers among and between the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account are subject to certain limitations with respect to timing and amount. These limitations are described under the "Transfers" section of this prospectus.

GUARANTEED INTEREST ACCOUNT. We bear the full investment risk for amounts allocated to the Guaranteed Interest Account and guarantee that interest credited to each Owner's Accumulation Value in the Guaranteed Interest Account will not be less than an annual rate of interest of 2 percent without regard to the actual investment experience of the Guaranteed Interest Account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to credit interest in excess of 2 percent per year, and may not do so. Any interest credited on the Policy's Accumulation Value in the Guaranteed Interest Account in excess of the guaranteed minimum interest rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum interest rate.

FIXED INDEXED ACCOUNTS. Each Fixed Indexed Account is comprised of Segments. A Segment is established when you allocate Net Premium to a Fixed Indexed Account on an Interim Account Transfer Date, transfer Accumulation Value from the Interim Account to a Fixed Indexed Account on an Interim Account Transfer Date or rollover Accumulation Value from a prior Segment to a new Segment. Each Segment has a duration of one year, known as an Index Credit Term.

We do not allow additional allocations of Net Premium or Accumulation Value to a Segment during the Index Credit Term and you may not transfer Accumulation Value from a Segment to any other Investment Option under the Policy until the end of an Index Credit Term. At the end of an Index Credit Term, we will automatically transfer your Accumulation Value in the Segment to a new Segment in the same Fixed Indexed Account unless you have instructed us to transfer the Accumulation Value to one or more other Investment Options available under the Policy prior to the end of the Index Credit Term.


We credit interest to your Accumulation Value in each Segment, known as an Index Credit. At the end of an Index Credit Term, we credit an Index Credit based in part on any positive change in the S&P 500(R), over the Index Credit Term. We do not credit negative interest to Accumulation Value in a Segment, which means that if there is a negative change in the value of S&P 500(R) over the Index Credit Term, we will not reduce your Accumulation Value in that Segment to reflect the negative change in the S&P 500(R). However, in that case, we will also not credit any Index Credit to your Accumulation Value in the Segment. The Optimizer 1 Indexed Account has a Growth Floor of 1%, meaning that for changes in the Index that are less than 1%, we will multiply the Growth Floor of 1% by the Participation Rate to determine the Index Credit rate. We will then multiply the Index Credit rate by your Accumulation Value in the Segment at the end of the Index Credit Term to determine the amount of the Index Credit. All other Fixed Indexed Account options have a Growth Floor of zero.

Each Segment is subject to a Participation Rate. The Participation Rate is a percentage of a positive change in the S&P 500(R) or the Growth Cap that we use to calculate Index Credits that we credit your Accumulation Value in a Segment.


The Growth Cap is the highest positive percentage change in the value of the S&P 500(R) over an Index Credit Term that we will use in determining the amount of an Index Credit. If the actual positive percentage change in value of the S&P 500(R) over the Index Credit Term is higher than the Growth Cap, we will use the Growth Cap to determine the Index Credit. In that case, we will multiply the Growth Cap by the Participation Rate to determine the Index Credit rate. We will then multiply the Index Credit rate by your Accumulation Value in the Segment at the end of the Index Credit Term to determine the amount of the Index Credit. If the positive percentage change in value of the S&P 500(R) is less than the Growth Cap and more than the Growth Floor, we would use the percentage change in value of the S&P 500(R) to determine the Index Credit rate and Index Credit.


The Growth Cap for new Segments in each Fixed Indexed Account is subject to change at the Company's discretion, however, once we set the Growth Cap for a Segment, that Growth Cap will not change for the duration of the Index Credit Term. We guarantee that the Growth Cap for Fixed Indexed Account A will not be lower than a 2% annual interest rate, the Growth Cap for Fixed Indexed Account B will not be lower than a 1.43% annual interest rate, the Growth Cap for the Optimizer 1 Indexed Account will not be lower than a 4% annual interest rate and the Growth Cap for the Optimizer 2 Indexed Account will not be lower than a 6% annual interest rate.


We will notify you in your Annual Report or by other written notice of the Growth Cap and Participation Rate for new Segments beginning after the date of the Annual Report.


The way we calculate Index Credits is different from the way Accumulation Value allocated to the Variable Account, such as the Advantus Index 500(R) Fund Sub-Account, is calculated. The Advantus Index 500(R) Fund Sub-Account invests in the Advantus Index 500(R) Fund, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500(R). Accumulation value allocated to the Advantus Index 500(R) Fund Sub-Account is valued daily based on the net asset value of the underlying Advantus Index 500(R) Fund. The Advantus Index 500(R) Fund Sub-Account reflects changes in the net asset value of the underlying Advantus Index 500(R) Fund.

Conversely, the Fixed Indexed Accounts are part of the Company's General Account. Investment of General Account assets is at Minnesota Life's sole discretion, subject to applicable law and regulation. Index Credits credited to Segments in any of the Fixed Indexed Account are linked to the performance of the S&P 500(R). We use a one-year point-to-point interest crediting strategy that credits interest based on the percentage change in value of the S&P 500(R) between two points in time over a one year period, the Index Credit Term, or the Growth Cap, subject to a Participation Rate, as described above.


Except for the Optimizer 1 Indexed Account, there is no guarantee that any Index Credit will be credited to your Accumulation Value in a Segment at the end of an Index Credit Term.


The growth caps and participation rates that apply to accumulation value in the fixed indexed accounts are shown in the following chart:



                        INDEXED SEGMENT CREATED OR
                        RESULTING FROM A TRANSFER FROM         INDEXED   INDEXED  OPTIMIZER OPTIMIZER
                        A PRIOR SEGMENT IN:                   ACCOUNT A ACCOUNT B ACCOUNT 1 ACCOUNT 2
                        -------------------------------       --------- --------- --------- ---------
                        May, 2013 through April, 2015           12.00%    7.50%     18.00%  No Limit
                        May 2015 and later                      11.00%    6.50%     18.00%  No Limit

         PARTICIPATION  PARTICIPATION RATE FOR INDEXED
            RATES       SEGMENTS CREATED OR RESULTING
                        FROM A TRANSFER FROM A PRIOR
                        SEGMENT IN:
                        -------------------------------
                        May, 2014 to April, 2015                  100%     140%       100%        90%
                        May, 2015 and later                       100%     140%       100%        90%
                        GUARANTEED PARTICIPATION RATE             100%     140%       100%        50%

EXAMPLES. Set forth below is a set of examples for each Indexed Account option that shows how we calculate Index Credits.

INDEXED ACCOUNT A


The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the applicable Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the applicable Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  APPLICABLE GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX


Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 12%, or 0.12;

  .  The Participation Rate for the Segment is 100%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                               1,050 - 1,000
                       -----------------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (12.00%) by the Participation Rate (100%). In this case, the result is lower than the Growth Cap, so we multiple the result (5.00%) by the Participation Rate (100%) to determine the Index Credit rate (5.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (5.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           5.00% X $10,000  =   $500

The Segment earned a $500.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,500 ($10,000 + $500).


EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS APPLICABLE GROWTH CAP


Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500(R) on the Segment Date (1,000).

                               1,200 - 1,000
                       -----------------------=   20.00%
                               1,000


Second, we multiply the lesser of the result (20.00%) and the Growth Cap (12.00%) by the Participation Rate (100%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (12.00%) by the Participation Rate (100%) to determine the Index Credit rate (12.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (12.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                         12.00% X $10,000  =   $1,200

The Segment earned a $1,200 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $11,200 ($10,000 + $1,200).

EXAMPLE 3:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                               700 - 1,000
                       ---------------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

INDEXED ACCOUNT B


The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the applicable Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the applicable Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  APPLICABLE GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX


Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 7.5%, or 0.075;

  .  The Participation Rate for the Segment is 140%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (1,050 - 1,000)
                      -------------------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (7.50%) by the Participation Rate (140%). In this case, the result is lower than the Growth Cap, so we multiple the result (5.00%) by the Participation Rate (140%) to determine the Index Credit rate (7.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (7.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           7.00% X $10,000  =   $700

The Segment earned a $700.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,700 ($10,000 + $700).


EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS APPLICABLE GROWTH CAP


Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (1,200 - 1,000)
                      -------------------------=   20.00%
                               1,000

Second, we multiply the lesser of the result (20.00%) and the Growth Cap (7.50%) by the Participation Rate (140%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (7.50%) by the Participation Rate (140%) to determine the Index Credit rate (10.50%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (10.50%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                          10.5% X $10,000  =   $1,050

The Segment earned a $1,050 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $11,050 ($10,000 + $1,050).

EXAMPLE 3: INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (700 - 1,000)
                      -----------------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

OPTIMIZER 1 INDEXED ACCOUNT


The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the applicable Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the applicable Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  APPLICABLE GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX


Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 18%, or 0.18;

  .  The Growth Floor for the Segment is 1%, or 0.01;

  .  The Participation Rate for the Segment is 100%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                           1,050 - 1,000
                           ---------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (18.00%) by the Participation Rate (100%). In this case, the result is lower than the Growth Cap, so we multiply the result (5.00%) by the Participation Rate (100%) to determine the Index Credit rate (5.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit Rate (5.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           5.00% X $10,000  =   $500

The Segment earned a $500.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,500 ($10,000 + $500).


EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS APPLICABLE GROWTH CAP


Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500(R) on the Segment Date (1,000).

                           1,200 - 1,000
                           ---------------=   20.00%
                               1,000

Second, we multiply the lesser of the result (20.00%) and the Growth Cap (18.00%) by the Participation Rate (100%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (18.00%) by the Participation Rate (100%) to determine the Index Credit rate (18.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (18.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                         18.000% X $10,000  =   $1,800

The Segment earned a $1,800 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $11,800 ($10,000 + $1,800).

EXAMPLE 3:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                           700 - 1,000
                           -------------=   -30.00%
                              1,000

Second, we multiply the greater of the result (-30.00%) and the Growth Floor (1.00%) by the Participation Rate (100%). In this case, the result is less than the Growth Floor, so we multiply the Growth Floor (1.00%) by the Participation Rate (100%) to determine the Index Credit rate (1.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (1.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           1.00% X $10,000  =   $100

The Segment earned a $100 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,100 ($10,000 + $100).

OPTIMIZER 2 INDEXED ACCOUNT

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the Segment is not subject to a Growth Cap. The second example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  INDEX INCREASES

ASSUMPTIONS:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Participation Rate for the Segment is 90%;

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000; and

  .  The Segment is not subject to a Growth Cap.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                           1,050 - 1,000
                           ---------------=   5.00%
                               1,000

Second, we multiply the result (5.00%) by the Participation Rate (90%) to determine the Index Credit rate (4.50%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit Rate (4.50%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           4.50% X $10,000  =   $450

The Segment earned a $450.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,450 ($10,000 + $450).

EXAMPLE 2:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                           700 - 1,000
                           -------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

GUARANTEED MINIMUM ACCUMULATION VALUE. The Policy has a guaranteed minimum Accumulation Value that is available upon Termination or surrender of the Policy, the death of the insured, or maturity. We calculate the guaranteed minimum Accumulation Value for the Policy by crediting interest on the Accumulation Value in the Guaranteed Interest Account, the Interim Account, and Fixed Indexed Accounts, on a daily basis at a minimum annual rate of interest of 2%. Deductions for current monthly Policy charges, excluding the Indexed Account Charge and the Index Segment Charge, will reduce the guaranteed minimum Accumulation Value. In addition, partial surrenders from and transfers of Accumulation Value out of the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value. A partial surrender of Accumulation Value from the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value by the amount withdrawn. Likewise, a transfer of Accumulation Value out of the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value by the amount transferred.

We will assess the Partial Surrender Transaction Charge and the Transfer Transaction Charge against the Policy's Accumulation Value in the same order as we assess other charges against Accumulation Value. This means that the guaranteed minimum Accumulation Value will only be affected by the Partial Surrender Transaction Charge and the Transfer Transaction Charge if the transfer occurs from the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options. See "Deduction of Accumulation Value Charges."

We use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable on the death of the Insured, any amount payable upon Surrender of the Policy, upon Termination or maturity where the guaranteed minimum Accumulation Value exceeds the Accumulation Value under the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options. For purposes of calculating the Death Benefit or Surrender Value or amount payable upon Termination or maturity, we compare the guaranteed minimum Accumulation Value for the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options against the Accumulation Value in each of those Accounts. Where the guaranteed minimum Accumulation Value exceeds the Accumulation Value in the investment option at the date of death of the insured, surrender, Termination or maturity of the Policy, we use the guaranteed minimum Accumulation Value to calculate the death benefit payable, surrender value of the Policy or amount payable upon Termination or maturity. Conversely, where the guaranteed minimum Accumulation Value is less than the Accumulation Value in the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options, we will use the Accumulation Value to calculate the Death Benefit payable, surrender value of the Policy or amount payable upon

Termination or maturity. We will not use the guaranteed minimum Accumulation Value to calculate any other values under the Policy, including amounts available for policy loan or partial surrender.

The guaranteed minimum Accumulation Value will not extend the time Your Policy remains in force in the event of Policy Termination. In that event, we will send you the remaining guaranteed minimum Accumulation Value, less any outstanding Policy loan, Policy loan interest due, and any surrender charge that may apply, in the form of cash. If the guaranteed minimum Accumulation Value for the Guaranteed Interest Account, Interim Account or Fixed Indexed Account is less than the Accumulation Value for that option, we will not pay you any amount for that General Account option upon Termination of the Policy. The amount of cash you will receive upon Policy Termination will be the sum of the excess of the guaranteed minimum Accumulation Value over the Accumulation Value for each of the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options.

EXAMPLE: The example below compares the calculation of the guaranteed minimum Accumulation Value and the Accumulation Value under Fixed Indexed Account A over a five year period.

------------------------------------------------------------------------------------------------------------

                          Fixed Indexed Account Information

      Participation Rate:
      Growth                         100%
      Cap                             12%   (assumed constant over 5 year period)
      ------------------------------------------------------------------------------------------------------
                                                                                                Greater of
                                                                                   Guaranteed  Fixed Indexed
                                                                                    Minimum     Account and
        Annual                                                                    Accumulation  Guaranteed
      Increase in                                                    Accumulation Value (using    Minimum
       External                 Segment   Accumulation Value  Index  Value After  2% Interest  Accumulation
Year    Index      Growth Cap Growth Rate Before Index Credit Credit Index Credit   Credit)        Value

 1       -10%          12%        -10.00%          880           -        880          899           899

 2       -15%          12%        -15.00%        1,760           -      1,760        1,815         1,815

 3       10%           12%         10.00%        2,640         264      2,904        2,750         2,904

 4       16%           12%         12.00%        3,784         454      4,238        3,704         4,238

 5       20%           12%         12.00%        5,118         614      5,732        4,677         5,732
------------------------------------------------------------------------------------------------------------

Under the above example, if the insured were to die or the Owner were to surrender the Policy in the first two years, we would use the guaranteed minimum Accumulation Value to calculate the death benefit payable or Surrender Value of the Policy since in each of those years the guaranteed minimum Accumulation Value would exceed the Accumulation Value in Fixed Indexed Account
A. We would also use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable or Surrender Value of the Policy in the third year prior to the end of the Index Credit Term since the guaranteed minimum Accumulation Value would also exceed the Accumulation Value in Fixed Indexed Account A up to that point. Remember, we credit Index Credits only at the end of the Index Credit Term. After the end of the Index Credit Term in year three and for years four and five, the Accumulation Value in Fixed Indexed Account A would exceed the guaranteed minimum Accumulation Value. For those years, we would use the Accumulation Value in Fixed Indexed Account A to calculate the death benefit payable or Surrender Value of the Policy.

The example below shows the impact on both the guaranteed minimum Accumulation Value and the Accumulation Value under the Fixed Indexed Accounts when a partial surrender is requested.

EXAMPLE. In this example, a partial surrender is taken at the end of the second year where all of the Fixed Indexed Account Accumulation Value is withdrawn in the partial surrender of the Policy. This may occur only if there is sufficient Accumulation Value in the other Accounts to prevent the Policy from terminating. Since our policy is to take the partial surrender transaction charge from the remaining Accounts in the order specified for Accumulation Value Charges, the charge is ignored for purposes of this example. Using the values in the prior example shown above, if all of the Fixed

Indexed Account Accumulation Value of $1,760 is surrendered, the Fixed Indexed Account Accumulation Value will equal $0 and the guaranteed minimum Accumulation Value related to the Fixed Indexed Accounts will equal $55 ($1,815 of guaranteed minimum Accumulation Value less $1,760 of Accumulation Value withdrawn). Assuming at least one other Account has sufficient Accumulation Value to prevent the Policy from terminating, we will continue to credit interest at the guaranteed minimum rate on the remaining guaranteed minimum Accumulation Value related to the Fixed Indexed Accounts of $55 while the Policy remains in force. We will use the Fixed Indexed Account guaranteed minimum Accumulation Value of $55 plus accrued interest at the guaranteed minimum rate, as well as any additional guaranteed minimum Accumulation Value related to the Guaranteed Interest or the Interim Accounts, to compute surrender proceeds if the Policy is surrendered, to pay You in cash if the Policy terminates or to calculate the Death Benefit if the insured dies.

EXAMPLE. In the following example we illustrate the impact of the guaranteed minimum Accumulation Value when the Policy terminates. This example assumes the Policy Owner has allocated amounts to both the Guaranteed Interest Account and one or more of the Fixed Indexed Accounts while the Policy was in force, there are no outstanding Policy loans and no Surrender charges apply. The Policy terminates with the following Accumulation Value and guaranteed minimum Accumulation Value for the Guaranteed Interest Account and the Fixed Indexed
Accounts:


                                                       GUARANTEED MINIMUM
       ACCOUNT                      ACCUMULATION VALUE ACCUMULATION VALUE
       -------                      ------------------ ------------------
       Guaranteed Interest Account.         $0                $ 0
       Fixed Indexed Accounts......         $0                $55
                                            --                ---
          Total....................         $0                $55
                                            ==                ===



Since the Policy Accumulation Value of $0 is insufficient to pay the next monthly Policy charges, the Policy will terminate. When this occurs, we will send the Policy owner a check for the total amount of the guaranteed minimum Accumulation Value, or $55. Since there are no outstanding Policy loans, no Policy loan interest is due, and no surrender charges apply, you would receive the entire $55 in the form of cash.


FIXED LOAN ACCOUNT VALUE. We bear the full investment risk for amounts allocated to the Fixed Loan Account. The Fixed Loan Account Accumulation Value is the sum of all fixed interest rate policy loans, less all fixed interest rate policy loan repayments. This amount will be increased by any Fixed Loan Account interest and reduced by any Fixed Loan Account interest allocated to the Guaranteed Interest Account, the Fixed Indexed Accounts or the Variable Account. The Fixed Loan Account Accumulation Value will be credited daily with an annual rate of interest of not less than 2 percent. Any interest credited on the Policy's Accumulation Value in the Fixed Loan Account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

We pay the costs of selling Policies, some of which are described in more detail in the "Compensation Paid for the Sale of Policies" section of this prospectus. Sale of the Policies benefits the Funds by providing increased distribution of the shares of the Funds. The Funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the Funds. Payments from an underlying fund that relate to distribution services are made pursuant to the Fund's 12b-1 plan, under which the payments are deducted from the Fund's assets and described in the fee table included in the Fund's prospectus. The 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Variable Account.

In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all Policy Owner purchase, redemption, and transfer requests within the Sub-Accounts of the Variable Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Account aggregates such transactions through the Variable Account's omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.20 percent of fund assets held in the Variable Account.

INFORMATION ABOUT THE POLICY

VARIABLE UNIVERSAL LIFE INSURANCE

This Policy is a universal life insurance policy which permits you to determine the amount of life insurance protection and the amount of premiums you plan to pay. Universal life allows you the flexibility to customize a Policy to meet your needs and to change your Policy after issue to meet your changing needs and objectives. You may change the Face Amount and Planned Premium subject to the limitations described herein, so long as the Policy remains in force.

FLEXIBILITY AT ISSUE. Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or Death Benefit that you wish. Under the Policy, the highest premium permitted at the time of issue, for a specific Death Benefit, is one which is allowed under the Code for the Policy to qualify as life insurance. The smallest premium that we will accept at the time of issue is the Initial Minimum Premium (shown on your policy data pages). The amount of the Initial Minimum Premium will depend on the Policy's Initial Face Amount, the Death Benefit option selected; the insured's Age at issue, gender, risk classification and any additional benefit Agreements chosen. The minimum Initial Face Amount is $100,000.

POLICY CHANGES

The Policy allows you to change the Face Amount or the Death Benefit option of the Policy after it has been issued, subject to the limitations described more fully below. Changes in Face Amount or the Death Benefit option are referred to as policy changes. A partial surrender of a Policy's Accumulation Value or a change in risk classification is also considered a policy change. You may make one policy change or a combination of policy changes at one time. Policy changes may only be made after the first Policy Year.

A request to change your Policy's Face Amount must be made within the insured's lifetime. The minimum change in Face Amount must be at least $5,000 except for Face Amount changes which are the result of a partial surrender.


You must submit an Application in Good Order to us at our Home Office to increase the Face Amount. The Application must include evidence of insurability satisfactory to us. The effective date of the increase in Face Amount will be the first monthly Policy Anniversary on or following the date we approve the increase in Face Amount. Policy face increases made pursuant to the Guaranteed Insurability Option, the Guaranteed Insurability Option for Business, the Business Continuation Agreement, or the Inflation Agreement will not require evidence of insurability and must be made under the terms of those Agreements.

To decrease your Face Amount, you must send to us at our Home Office a Written Request in Good Order. The Initial Face Amount or any subsequent increase in Face Amount may be decreased if it has been in force for at least one year. The effective date of the decrease will be the first monthly Policy Anniversary on or following the date we approve your Written Request.

If there have been prior increases in Face Amount, any decrease in Face Amount will be made in the following order:

    1.first, from the most recent increase in Face Amount;

    2.second, from the next most recent increase in Face Amount; and

    3.finally, the Initial Face Amount.

If a Face Amount decrease would cause your Policy to be disqualified as life insurance under the Code, we will not approve your request. Unless you have specified otherwise in writing, we will not approve a Face Amount decrease that would cause your Policy to be classified as a modified endowment contract under the Code or to have other tax consequences. Other policy changes may also have tax consequences. You should consult a tax advisor before requesting a policy change. See "Federal Tax Status."

If you have chosen the Level Option Death Benefit and request a partial surrender, we will reduce the Face Amount of the Policy by the amount of the partial surrender. A partial surrender will not result in a reduction in the Face Amount of your Policy if the Increasing Option Death Benefit is in effect.

If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Index Credit Term. As long as we are paying long term care benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.

If you added the Guaranteed Income Agreement, on the exercise effective date, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Index Credit Term. Your Policy's Accumulation Value will remain in the Guaranteed Interest Account or if Policy loans are used to make the benefit payment, the Fixed Loan Account, for as long as the Policy remains in force.

If you have added the Income Protection Agreement to your Policy, Policy changes affecting the death benefit will have a corresponding impact on the IPA Amount. See "Supplemental Agreements -- Income Protection Agreement."

Whenever a policy change is made, we will provide you with new policy data pages. The policy data pages will identify any new Face Amount, Death Benefit option, Risk Class, Planned Premium or Age of the insured.

You may request a policy change by completing an Application for change and submitting the Application in Good Order to us at our Home Office. Policy changes will only be made on a monthly anniversary. You may make one or a combination of policy changes on a given monthly Policy Anniversary. Policy changes will be effective on the first monthly Policy Anniversary on or after the date we approve the policy change.

CHARGE FOR POLICY CHANGE. Currently, we will assess a $60 charge to cover the administrative costs associated with processing a policy change and in no event will we increase the charge to more than $100. If, however, the only policy change is a partial surrender, we will only assess a transaction charge equal to 2 percent of the amount surrendered, not to exceed $25. Because of the underwriting and selling expenses associated with any policy change resulting in an increase in Face Amount, we will assess a Policy Issue Charge for such a change. See "Policy Charges."

TRANSACTION REQUESTS. We process requests for financial transactions and certain non-financial transactions under the Policy on the Valuation Date we receive your request at our Home Office in Good Order. This means that if we receive your request for a financial transaction prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of the Valuation Date, we will process the request at the Unit Values determined as of the end of that Valuation Date. If we receive your request for a financial transaction at or after 3:00 p.m. Central time, or after the end of the Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the end of the next Valuation Date. We apply the same cutoff times for processing requests for certain non-financial transactions as well.

For transactions involving transfers out of any of the Fixed Indexed Accounts, we will process transfers at the end of the current Segment Term(s).


Financial transactions include premium payments, surrenders, partial surrenders, transfers, policy changes and policy loans. Non-financial transactions subject to the same cutoff times as financial transactions include, among other things, changes in allocation of Net Premium payments among Investment Options. Requests for surrender, partial surrender and policy changes must be received by us at our Home Office in writing in Good Order. Requests for transfers, policy loans and changes in the allocation of Net Premium payments may be made in writing or via telephone by you, or if authorized by you, your agent may make a request for transfer or policy loan by telephone and must be received by us in Good Order . Written requests may be submitted to us by mail or by facsimile (FAX) transmission at 651-665-6955. Telephone requests may be made by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. Requests for one-time transfer, one-time rebalance, and allocation of Net Premium changes may also be submitted through our internet eService Center at www.securianservice.com. We treat requests made via telephone, facsimile (FAX), and via our eService Center as received after the call or transmission ends and we receive the request in Good Order. We treat requests submitted via mail as received when received in Good Order in the mailroom of our Home Office.


PROOF OF INSURABILITY. We require proof of insurability for all policy changes resulting in an increase in Death Benefit, except for increases made pursuant to an additional Agreement. In addition, we require proof of insurability for partial surrenders where, at the request of the Owner, no reduction is made in the Policy's Death Benefit. Decreases in Face Amount do not require evidence of insurability.

We may also require evidence of insurability to change the risk classification of the insured or to add additional Agreements to the Policy.

APPLICATIONS AND POLICY ISSUE

You must send a completed Application in Good Order and an initial premium payment to us at our Home Office to purchase the Policy. Before issuing a Policy, we will require evidence of insurability of the insured satisfactory to us, which in some cases will require a medical examination. The Policy is only available for insureds between Issue Ages 0-90. Our approval of an Application is subject to our underwriting rules and we reserve the right to reject an Application for any reason.

If the Application is accompanied by a check for at least the Initial Minimum Premium and we approve the Application, the Policy Date will be the issue date, which is the date we approve the Application and issue the Policy. We use the Policy Date to determine subsequent monthly policy anniversaries.

If we approve an Application that is not accompanied by a check for the Initial Minimum Premium, we may issue the Policy with a Policy Date which is 28 days after the issue date. Life insurance coverage will not begin until the Initial Minimum Premium is paid. If the Initial Minimum Premium is paid after the Policy Date (and the Policy Date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. In that circumstance you may request that the Policy Date be the date on which our Home Office receives the Initial Minimum Premium. We will forward to you updated policy data pages to reflect the change in Policy Date. You must make such request at or prior to the time you pay the Initial Minimum Premium.

In certain cases it may be to your advantage to have the Policy Date be the same as the issue date in order to preserve an Issue Age of the insured to provide more favorable cost of insurance rates. In that case, the Initial Minimum Premium must be paid when the Policy is delivered to you. When the Policy is issued, the Face Amount, Planned Premium, Death Benefit option, and any additional Agreements chosen will be listed on the policy data pages.

POLICY PREMIUMS

The amount of the Initial Minimum Premium will depend on the Policy's Initial Face Amount, the Death Benefit option, the insured's age at issue, gender, risk classification and any additional benefit Agreements chosen. The Initial Minimum Premium is due as of the Policy Date and must be paid on or before the date your Policy is delivered. Between the date we receive the Initial Minimum Premium for the Policy and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. You may request temporary insurance coverage at the time of application in an amount up to $250,000. In order to receive such coverage, you must meet certain insurability requirements at the date of application, complete the Application and pay the Initial Minimum Premium. You may call or write us at our Home Office to obtain additional information regarding coverage under a temporary insurance agreement or the application of your Initial Minimum Premium.


All premiums after the Initial Minimum Premium should be mailed to us at our Home Office. You may also elect to have premiums paid monthly under our automatic payment plan through pre-authorized transfers from your account at a bank or other financial institution, or if you meet the requirements to establish a group billing plan through your employer. You may make an online payment to pay a premium that is due through our internet eService Center at www.securianservice.com.


Any premium payment after the Initial Minimum Premium must be at least $50; for premiums paid under an automatic payment plan, the minimum premium payment must be at least $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the Net Amount at Risk under the Policy.

When you apply for a Policy, you may elect to pay a Planned Premium which is shown on the policy data pages. We will send you a notice for the Planned Premium at the frequency shown on the policy data pages. You may request that we send you notices once a year, twice a year or four times a year. The amount of the Planned Premium and frequency you have chosen will be identified on the notice. You may change the amount and frequency of your Planned Premium payment at any time by Written Request. Payment of a Planned Premium does not guarantee that the Policy will remain in force.


You may also pay your Planned Premium using the Premium Deposit Account Agreement. Under the Premium Deposit Account Agreement, you can make up to three payments that will be held in a Premium Deposit Account, a part of our General Account, and use those payments and interest credited on those payments to pay your Planned Premiums for up to ten years from the date of the payment. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50% (the "PDA Minimum Rate") on each payment to the Premium Deposit Account. The PDA Minimum Rate will be in effect for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on a payment to the Premium Deposit Account. We will send you a confirmation for each deposit you make to the Premium Deposit Account. The confirmation will indicate the annual rate of interest that is in effect for that deposit. For more information about the Premium Deposit Account Agreement see "Supplemental Agreements-- Premium Deposit Account Agreement."


We intend that this Policy will qualify as a life insurance policy as defined by Code Section 7702. In order to maintain such qualification, we reserve the right to increase the amount of insurance on the insured, to return any excess Accumulation Value or premium, or to limit the amount of premium we will accept. There may be tax consequences to you if we must return part of the Accumulation Value in order to maintain the Policy's status as life insurance. See "Federal Tax Status." In the event the Death Benefit is increased to maintain qualification as a life insurance policy, we may make appropriate adjustments to any monthly charges or supplemental benefits that are consistent with the increase in the Death Benefit.

Unless you have specified otherwise in writing, we will not accept a premium payment to the extent that it would cause your Policy to become a modified endowment contract. See "Federal Tax Status." In rare situations, if we receive and allocate the Net Premium prior to the Policy's anniversary date, your Policy could become a modified endowment contract (MEC). In that event, unless you have specified otherwise in writing, to prevent your Policy from becoming a MEC, we will hold your premium in a non-interest bearing account until its anniversary date. On the anniversary date, we will allocate the Net Premium to the Guaranteed Interest Account, the Sub-Accounts of the Variable Account, the Interim Account or the Fixed Indexed Accounts if the allocation takes place on an Interim Account Transfer Date according to your instructions.

We assess a Premium Charge against each premium payment. The premium less the Premium Charge results in the Net Premium. Net premiums are allocated to the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, or sub-accounts of the Variable Account which Sub-Accounts, in turn, invest in shares of the Portfolios.

You must designate the allocation of Net Premiums on your Application for the Policy. You may change your allocation instructions for future premium payments by forwarding to us a signed Written Request in Good Order, or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours, via facsimile (FAX) at 651-665-6955, and via our eService Center. We treat requests to change your allocation instructions made via telephone, facsimile (FAX), and via our eService Center as received after the call or transmission ends and we receive the request in Good Order. The allocation of Net Premiums to the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, or to any Sub-Account of the Variable Account must be in multiples of 1 percent of the Net Premium.

We reserve the right to delay the allocation of Net Premiums to the Sub-Accounts you designated for a period of up to 30 days after issuance of the Policy or after a policy change. In no event will any such delay extend beyond the Free Look Period that applies in the state in which the Policy is issued. If we exercise this right, we will allocate Net Premiums to the Guaranteed Interest Account until the end of the Free Look Period. This right, which as of the date of the prospectus has not been implemented, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce our market risk during the Free Look Period.

If you choose to allocate premium to the Guaranteed Interest Account, we will allocate an amount of the Net Premium, based on the percentage you have chosen, to that Account on the date the premium is received.

If you choose to allocate Net Premium to the Fixed Indexed Accounts, we will allocate the amount of the Net Premium, based on the percentages you have chosen, to the Interim Account on the date the premium is received if the date we receive the premium is not an Interim Account Transfer Date. On the next Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts according to your current allocation instructions. If we receive your premium payment on an Interim Account Transfer Date, we will allocate the amount of the Net Premium, based on the percentages you have chosen, directly to the Fixed Indexed Accounts.

We also reserve the right to restrict the allocation of Net Premiums to the Guaranteed Interest Account. If we do so, no more than 25 percent of the Net Premium may be allocated to the Guaranteed Interest Account. In addition, we reserve the right to further restrict the allocation of Net Premiums to the Guaranteed Interest Account if the current interest rate we credit to the Guaranteed Interest Account equals the minimum guaranteed interest rate. Currently, we do not exercise these restrictions.

If mandated under applicable law, we may reject a premium. We reserve the right to refuse a premium payment if appropriate under our policies related to anti-money laundering or stranger owned life insurance policies. This means that if we exercise these rights, you will be required to comply with our anti-money laundering or stranger owned life insurance policies before we will accept additional premium payments from you. We will continue to take all Policy charges applicable to the Policy and optional Agreements from the Policy Accumulation Value, which may result in your Policy terminating. You should consider these premium payment limitations, and all other limitations in this Policy, and how they may impact your long-term financial plans, especially since this Policy provides a Death Benefit that will only be payable if the Policy is still in force at the insured's death.

If we exercise these rights, there will be no impact to premium payments received prior to the effective date of the limitation. In addition, Policy Accumulation Value and optional Agreements will not be affected by the restriction, but Policy charges will continue to apply. We will apply these limitations in a non-discriminatory manner. See "Policy Loans-Termination" and "Policy Charges." We may also provide information about an Owner and an Owner's account to government regulators.

FREE LOOK

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may request to cancel the Policy and return the Policy to us or your agent within 30 days after you receive it. We will send to you within seven days of the date we receive your notice of cancellation and the Policy, the greater of (1) a full refund of the premiums you have paid, or (2) the Surrender Value of the Policy.

If the Policy is changed, as described under the "Policy Changes" section of this prospectus, and if the change results in an increase in Face Amount and/or the addition of any Agreements, you will have a right to examine the changed Policy and you may return the changed Policy within 30 days after you receive it. If you return the changed Policy, the Face Amount increase and/or additional Agreements will be cancelled, and the Policy will continue in force.

ACCUMULATION VALUE

Your Policy's Accumulation Value equals your investment in the Guaranteed Interest Account, the Interim Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account, plus any collateral held in the Fixed Loan Account for any loans you have taken. The Accumulation Value of the Policy varies with the interest crediting experience of the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, and Fixed Loan Account and the investment experience of the Sub-Accounts of the Variable Account.

Unlike a traditional fixed benefit life insurance policy, your Policy's Accumulation Value cannot be determined in advance, even if you pay premiums as planned, because the Accumulation Value of the Variable Account varies daily with the investment performance of the Sub-Accounts and the Accumulation Value of the Fixed Indexed Accounts depends at least in part on positive changes in value of the S&P 500(R) Index over Segment Terms. Even if you continue to pay premiums as planned, your Accumulation Value in the Variable Account could decline to zero because of unfavorable investment experience and the assessment of charges.


Upon request, we will tell you the Accumulation Value of your Policy. We will also send to you a report each year on the Policy Anniversary advising you of your Policy's Accumulation Value, the Face Amount and the Death Benefit as of the date of the report. It will also summarize your Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy's Accumulation Value through our eService Center at www.securianservice.com.


GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE. The Guaranteed Interest Account Accumulation Value of your Policy equals the sum of the following:

  .  the Net Premiums you allocate to the Guaranteed Interest Account;

  . plus, any interest credited thereto, any fixed loan repayments, any transfers of Accumulation Value from the Sub-Accounts of the Variable Account and from Segments of the Fixed Indexed Accounts and any allocation of Fixed Loan Account interest; and

  . less, any fixed interest rate policy loans, partial surrenders, transfers of Accumulation Value to the Sub-Accounts of the Variable Account and Segments of the Fixed Indexed Accounts and policy charges.

FIXED INDEXED ACCOUNT ACCUMULATION VALUE. The Fixed Indexed Account Accumulation Value of your Policy equals the sum of the Accumulation Value of all Segments in the Fixed Indexed Accounts. The value of a Segment on any day after the Segment Date is equal to:

  .  the value of the Segment as of the prior day; plus

  .  any Index Credits earned on the Segment since the prior day; minus

  . the amount of any transaction or monthly charges; or transfers or partial surrenders from the Segment since the prior day.

VARIABLE ACCOUNT ACCUMULATION VALUE. The Accumulation Value of your Policy in the Variable Account is not guaranteed. We determine your Policy's Variable Account Accumulation Value by multiplying the current number of Sub-Account Units for each Sub-Account in which you are invested by the current Sub-Account Unit Value for that Sub-Account and adding those values together. A Sub-Account Unit is a measure of your Policy's interest in a Sub-Account. The number of Units credited with respect to each Net Premium payment is determined by dividing the portion of the Net Premium payment allocated to each Sub-Account by the then current Unit Value for that Sub-Account. The number of Units credited is determined as of the end of the Valuation Date on which we receive your premium payment at our Home Office in Good Order.

Once determined, the number of Units credited to your Policy will not be affected by changes in Sub-Account Unit Values. However, the number of Units in a Sub-Account will be increased by the allocation of subsequent Net Premiums, fixed interest rate loan repayments, transfers and Fixed Loan Account interest to the Sub-Account. The number of Units will be decreased by policy charges, fixed interest rate policy loans, transfers and partial surrenders from the Sub-Account. The number of Units in a Sub-Account will decrease to zero if the Policy is surrendered or terminated.

The Unit value of a Sub-Account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of the Sub-Account. The value of a Unit for each Sub-Account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that Sub-Account for the valuation period ending on the subsequent Valuation Date.

The net investment factor is a measure of the net investment experience of a Sub-Account. The net investment factor for a valuation period is: the gross investment rate for such valuation period, plus any Unit Value Credit under the Policy. We determine periodically whether Unit Value Credits apply. Unit value credits are not guaranteed. For any period we apply a Unit Value Credit, we will apply the credit each day when we calculate the unit value for the Sub-Account.

The gross investment rate is equal to:

    1.the net asset value per share of a Fund share held in the Sub-Account of the Variable Account determined at the end of the current valuation period; plus

    2.the per share amount of any dividend or capital gain distributions by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

    3.the net asset value per share of that Fund share held in the Sub-Account determined at the end of the preceding valuation period.

The table below identifies the annual Unit Value Credit that we may, in our sole discretion, apply to each Sub-Account of the Variable Account. The annual Unit Value Credit is expressed as a percentage of average annual Portfolio assets held by the Sub-Account. The amount of the Unit Value Credit we may apply varies among Sub-Accounts and some Sub-Accounts may receive larger Unit Value Credits than other Sub-Accounts. Some Sub-Accounts are not eligible for a Unit Value Credit. Our payment of Unit Value Credits may be discontinued at any time.


                                                                            ANNUAL UNIT
                                                                               VALUE
SUB-ACCOUNT                                                                   CREDIT
-----------                                                                 -----------
AB VPS Dynamic Asset Allocation Portfolio - Class B Shares.................
Franklin Small Cap Value VIP Fund - Class 1 Shares.........................    0.15
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I Shares.    0.12
Ibbotson Balanced ETF Asset Allocation Portfolio - Class I Shares..........    0.12
Ibbotson Conservative ETF Asset Allocation Portfolio - Class I Shares......    0.12
Ibbotson Growth ETF Asset Allocation Portfolio - Class I Shares............    0.12
Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I Shares.    0.12
Ivy Funds VIP Asset Strategy...............................................    0.45
Ivy Funds VIP Pathfinder Moderate - Managed Volatility.....................
MFS(R) VIT II International Value Portfolio - Initial Class................
PIMCO VIT Global Diversified Allocation Portfolio - Advisor Class Shares...
SFT Advantus Bond Fund - Class 1 Shares....................................    0.05
SFT Advantus Index 400 Mid-Cap Fund - Class 1 Shares.......................    0.05
SFT Advantus Index 500 Fund - Class 1 Shares...............................    0.10
SFT Advantus Managed Volatility Fund.......................................
SFT Advantus Real Estate Securities Fund - Class 1 Shares..................    0.10

                                                           ANNUAL UNIT
                                                              VALUE
         SUB-ACCOUNT                                         CREDIT
         -----------                                       -----------
         SFT Ivy(R) Growth Fund...........................
         SFT Ivy(R) Small Cap Growth Fund.................
         SFT Pyramis(R) Core Equity Fund - Class 1 Shares.
         SFT T. Rowe Price Value Fund.....................
         TOPS(R) Managed Risk Flex ETF Portfolio..........
         Vanguard(R) International Portfolio..............    0.00
         Vanguard(R) Small Company Growth Portfolio.......    0.00


We determine the value of the Units in each Sub-Account on each day on which the corresponding Portfolio values its shares. In general, the net asset value of each Portfolio's shares is computed once daily as of the close of trading on the New York Stock Exchange (typically 3:00 p.m. Central time).

Some investment advisers to the Funds or their affiliates have an agreement with us or our affiliates to pay us or our affiliates for administrative, recordkeeping and shareholder services we provide to the Funds' Portfolios. We or our affiliates may also receive payments from the Funds, their investment advisers or principal underwriters to reimburse us for the costs of certain distribution or operational services that we perform and that benefit the Funds' Portfolios. See "Payments Made by Underlying Mutual Funds." The Unit Value Credit represents a portion of or all of these amounts that we or our affiliates may receive that we may, in our sole discretion, apply to the Sub-Accounts that invest in the Funds' Portfolios. We will only provide Unit Value Credits to a Sub-Account where the corresponding Portfolio, the investment adviser of that Portfolio or their affiliates compensate us or our affiliates for providing such services. Our decision to provide Unit Value Credits to certain Sub-Accounts depends upon a number of factors, including, but not limited to, the level of assets held in the Guaranteed Interest Account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operation. From time to time some of these arrangements may be renegotiated so that we receive a different payment than previously paid. These fee arrangements do not result in any additional charges to Owners.

All Unit Value Credits and any gains or losses attributable to such amounts are treated as earnings under the Policy for tax purposes.

FIXED LOAN ACCOUNT ACCUMULATION VALUE. The Fixed Loan Account Accumulation Value of your Policy equals the sum of the following:

  . all fixed interest rate policy loans less all fixed interest rate policy loan repayments;

  .  plus, any Fixed Loan Account interest; and

  . less, any Fixed Loan Account interest allocated to the Guaranteed Interest Account, Fixed Indexed Accounts or Variable Account.

We credit interest on the Fixed Loan Account Accumulation Value daily at an annual rate of interest of not less than 2 percent. We may, at our sole discretion, credit interest at a higher rate.

INTERIM ACCOUNT ACCUMULATION VALUE. The Interim Account Accumulation Value of your Policy on any day equals the sum of the following:

  .  the Interim Account Accumulation Value as of the prior day; plus

  . interest earned on Accumulation Value held in the Interim Account since the prior day; plus

  . the amount of any Net Premiums allocated to the Interim Account since the prior day; plus

  .  any fixed interest rate policy loan repayment since the prior day; minus

  . the amount of any charges assessed against the Interim Account since the prior day; minus

  .  the amount of any transfer from the Interim Account since the prior day;
     minus

  .  any applicable partial surrenders since the prior day.

We credit interest on Interim Account Accumulation Value at an annual rate of interest of not less than 2 percent. We may, at our sole discretion, credit interest at a higher rate.

TRANSFERS

You may transfer Accumulation Value between the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, and the Sub-Accounts of the Variable Account and among the Sub-Accounts and Fixed Indexed Accounts.

VARIABLE ACCOUNT TRANSFERS. You may request a transfer or rebalance of Accumulation Value at any time while the Policy remains in force, and you may arrange in advance for systematic rebalance or systematic transfers. A rebalance reallocates your Accumulation Value in the Sub-Accounts on a one-time or systematic basis. A systematic transfer is a transfer of Accumulation Value from one or more Sub-Account(s) to one or more other Sub-Account(s), one or more Fixed Indexed Accounts, and/or the Guaranteed Interest Account, on a systematic basis. Following your instructions as to the percentage of your Accumulation Value you wish to have in each of your Sub-Accounts, we will transfer amounts to and from those accounts to achieve the percentages you desire. We determine the amount you have available for transfer at the end of the Valuation Date on which we receive your request at our Home Office in Good Order. Your request for transfer may be made in writing or you, or your agent if authorized by you, may make a request for transfer by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. You may also submit your request for transfer to us by facsimile (FAX) transmission at 651-665-6955. You may also request a one-time transfer or rebalance through our eService Center.

We process transfers based on the Unit Values determined at the end of the Valuation Date on which we receive your request for transfer in Good Order at our Home Office. This means that we must receive your request for transfer prior to 3:00 p.m. Central time on a Valuation Date or prior to the end of a Valuation Date, in order to process the request at the Unit Values determined as of that Valuation Date. If we receive your request for transfer at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the following Valuation Date. We treat transfer requests made via telephone and facsimile (FAX) as received once the call or transmission ends.

You may transfer Accumulation Value among the Sub-Accounts an unlimited number of times in a Policy Year, subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares.

FIXED INDEXED ACCOUNT TRANSFERS. Fixed Indexed Account Segments are funded by Net Premium payment, Accumulation Value transferred from the Variable Account or the Guaranteed Interest Account or from Accumulation Value rolled over from a prior Segment following completion of the Index Credit Term. A new Segment is created when you allocate Net Premium to a Fixed Indexed Account on an Interim Account Transfer Date or you request to transfer Accumulation Value from the Variable Account or the Guaranteed Interest Account to a Fixed Indexed Account or among the Fixed Indexed Accounts. For transfers to a Fixed Indexed Account, we will allocate your

Accumulation Value to the Interim Account until the next Interim Account Transfer Date and then transfer the Accumulation Value from the Interim Account to the Fixed Indexed Accounts as you instructed. Accumulation Value held in the Interim Account will earn interest at the current Interim Account interest rate. A new Segment is also created when Accumulation Value from a prior Segment is rolled over to a new Segment following completion of the Index Credit Term of the prior Segment.

Once a Fixed Indexed Account Segment is created on a Segment Date, you may not transfer Accumulation Value from the Segment to any other investment option under the Policy before the end of the Index Credit Term. Each Segment has its own Participation Rate and Growth Cap, except for Segments under the Optimizer 2 Indexed Account which currently has no Growth Cap. The Participation Rate for Fixed Indexed Account A, Fixed Indexed Account B, and the Optimizer 1 Account is set at Policy Issue or when a new Fixed Indexed Account is made available and will not change for any Index Credit Term. The Participation Rate for the Optimizer 2 Account may change prior to the beginning of any Index Segment and will remain in effect for the Index Credit Term. The Growth Cap for a Fixed Indexed Account is that which is in effect on a Segment Date and will remain in effect throughout the Index Credit Term. The Growth Cap and Participation Rate in effect as of the Policy Date are shown in the Policy Data Pages. We will notify you in your Annual Report or by other written notice of the Growth Cap for new Segments beginning after the date of the Annual Report.

Interim Account Transfer Dates are the dates when transfers into the Fixed Indexed Account may occur, and are shown in your Policy Data Pages. We reserve the right to change the Interim Account Transfer Dates and to limit transfers into the Fixed Indexed Account. Since the Interim Account Transfer Date coincides with the day of the month that S&P 500(R) Index options close, changes in the Interim Account Transfer Date will coincide with any change in the day of the month for closing S&P 500(R) Index options. Transfers to either of the Fixed Indexed Accounts will be limited in those circumstances where we determine that a Policy owner is engaging in market timing or disruptive trading activities. See "Market Timing and Disruptive Trading." We will notify you in the Annual Report or other written notice if we change the Interim Account Transfer Dates.

We will allocate Net Premium payments and transfer Accumulation Value in the Interim Account attributable to Net Premium payments to the Fixed Indexed Accounts based on your current allocation instructions on file with us. When you allocate Net Premium to the Fixed Indexed Accounts on a date other than an Interim Account Transfer Date, we will transfer the Net Premium to the Interim Account. Your Net Premium will be allocated to the Interim Account on the day it is received and will remain there until the next Interim Account Transfer Date. We credit interest to and assess policy charges against your Accumulation Value in the Interim Account. On the Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts based upon your allocation instructions. Below is an example of how we transfer Accumulation Value attributable to a premium payment to a Fixed Indexed Account Segment.

EXAMPLE. We receive and apply a premium payment of $10,000 on January 2nd, which corresponds to a Net Premium of $9,600. Based upon the Owner's instruction to allocate 100% of the Net Premium to a Fixed Index Account, all of the Net Premium is transferred to the Interim Account on that date and the Interim Account balance is $9,600. Accumulation Value in the Interim Account earns interest and Policy charges are deducted from Interim Account Accumulation Value. On January 18th (the Interim Account Transfer Date), the Accumulation Value in the Interim Account is equal to $9,500 and is transferred to the Fixed Indexed Account. After the transfer, the Interim Account balance will be zero.

You may also request that we transfer Accumulation Value from either the Guaranteed Interest Account or the Variable Account to the Fixed Indexed Accounts or among the Fixed Indexed Accounts. If you provide us with instructions to transfer Accumulation Value from the Guaranteed Interest Account or the Variable Account, we will transfer the amount to the Interim Account on the date we receive your request in Good Order. On the Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts as you instructed.

If you provide us instructions to transfer Accumulation Value from one Fixed Indexed Account to another Fixed Indexed Account and we receive your request in Good Order, we will transfer the amount to the Interim Account on the date the Index Credit Term ends for the Segment from which the transfer is being made. On the next Interim Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Account as you instructed. Below is an example of how we transfer Accumulation Value from the Variable Account to a Fixed Indexed Account Segment.

EXAMPLE. We receive your Written Request in Good Order on January 2nd to transfer on a pro rata basis $10,000 of Accumulation Value from the Sub-Accounts of the Variable Account to a Fixed Indexed Account. Based upon your instructions, on January 2nd, $10,000 is transferred to the Interim Account and the Accumulation Value in the Interim Account is $10,000. Accumulation Value in the Interim Account earns interest and Policy charges are deducted from Interim Account Accumulation Value. On January 18th (the Interim Account Transfer Date), the Accumulation Value in the Interim Account is equal to $9,900 and is transferred to the Fixed Indexed Account. After the transfer, the Interim Account balance will be zero.

Absent any instruction from you, Accumulation Value in a Fixed Indexed Account Segment will automatically be rolled over from the Segment at the end of the Index Credit Term to a new Segment. Alternatively, you may provide us with instructions to allocate Accumulation Value in a Segment to another Investment Option available under the Policy prior to the end of a Segment Term. We will accept instructions up to and including the date on which the Index Credit Term ends. Transfers from Fixed Indexed Account Segments are subject to the Policy's transfer restrictions.

DOLLAR COST AVERAGING. You may elect to participate in dollar cost averaging in the Application or by completing an election form that we receive. Dollar cost averaging is a strategy designed to reduce the risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Sub-Accounts of the Variable Account or any of the Fixed Indexed Accounts over a period of time, up to one year, by systematically and automatically transferring, on a monthly basis, specified dollar amounts from the Guaranteed Interest Account into the Variable Account or any of the Fixed Indexed Accounts. This allows you to potentially reduce the risk of allocating most of your Net Premium into the Sub-Accounts and Fixed Indexed Accounts when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.

Dollar cost averaging transfers will only take place on the Interim Transfer Date. A transfer under this program is not considered a transfer for purposes of assessing any Transfer Transaction Charge. We may modify, suspend, or discontinue the dollar cost averaging at any time.

OTHER TRANSFER RESTRICTIONS. We reserve the right to limit transfers to and from the Guaranteed Interest Account to one transfer per Policy Year. We also reserve the right to restrict the dollar amount of any transfer to or from the Guaranteed Interest Account.

The transfer transaction charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts, Guaranteed Interest Account, or Fixed Indexed Account Segments affected by the transfer(s). We currently do not assess a transfer transaction charge.

We impose other restrictions on transfers. We reserve the right to require that the amount transferred to or from a Sub-Account, Fixed Indexed Account Segments, or the Guaranteed Interest Account be at least $250. If the Accumulation Value in a Sub-Account, the Fixed Indexed Account, or the Guaranteed Interest Account from which a transfer is to be made is less than $250, the entire Accumulation Value attributable to the Sub-Account, the Fixed Indexed Account or the Guaranteed Interest Account must be transferred. If a transfer would reduce the Accumulation Value in the

Sub-Account from which the transfer is to be made to less than $250, we reserve the right to include that remaining Sub-Account Accumulation Value in the amount transferred.

If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy's Accumulation Value that is in the Variable Account to the Guaranteed Interest Account. Your Accumulation Value in the Fixed Indexed Account Segments will also be transferred to the Guaranteed Interest Account at the end of the Segment Terms for each Segment. As long as we are paying long term care benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.

If you added the Guaranteed Income Agreement, on the exercise effective date, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Index Credit Term. Your Policy's Accumulation Value will remain in the Guaranteed Interest Account, or if Policy loans are used to make the benefit payment, the Fixed Loan Account, for as long as the Policy remains in force.

TELEPHONE TRANSFERS. A request for transfer submitted to us via telephone is subject to the same conditions and procedures as would apply to a written transfer request. However, during periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls. In those circumstances, you should consider submitting a written transfer request while continuing to attempt to contact us via telephone. We reserve the right to restrict the frequency of, or otherwise modify, condition, or terminate telephone transfer privileges. For more information on telephone transactions, contact us at our Home Office or at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time.

With all telephone transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from Owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require Owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide Owners with a written confirmation of each telephone transfer.

MARKET-TIMING AND DISRUPTIVE TRADING. This Policy is not designed to be used as a vehicle for frequent trading (i.e., frequent transfers) in response to short-term fluctuations in the securities markets, often referred to as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long term Policy Owners invested in affected Portfolios who do not generate such expenses. It is our policy to discourage market-timing and frequent transfer activity, and, when we become aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity on affected Portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for Policy Owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may not be able to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because our policies and procedures are discretionary, it is possible that some Policy

Owners may engage in market-timing and other frequent transfer activity while others may bear the harm associated with such activity. Moreover, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of or otherwise modify, condition or terminate any transfer method(s). Your transfer privilege is also subject to modification if we determine that, in our sole discretion, the exercise of the transfer privilege by one or more Policy Owners is or would be to the disadvantage of other Policy Owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by a Portfolio attributable to transfers in your Policy. One or more of the following factors will be considered in determining whether to implement and administer any restrictions and assess any fees:

  .  the dollar amount of the transfer(s);

  . whether the transfers are part of a pattern of transfers that appears designed to take advantage of market inefficiencies;

  . whether a Portfolio has requested that we look into identified unusual or frequent activity in the Portfolio;

  .  the number of transfers in the previous calendar quarter; and

  . whether the transfers during a quarter constitute more than two "round trips" in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

In our sole discretion, we may revise our policies and procedures to detect and deter market-timing and other frequent trading activity at any time without prior notice.

In addition to our market-timing procedures, the underlying Portfolios may have their own market-timing policies and restrictions. While we reserve the right to enforce the Portfolios' policies and procedures, Policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the market-timing policies established by the Portfolios.

In addition, the Funds may restrict the purchase of their shares in order to protect shareholders. In such case, if you request a transfer to a Sub-Account(s) that invests in a Fund that has restricted the purchase of its shares, we will not redeem Accumulation Value from the Sub-Account(s) from which the transfer would have otherwise been made, unless you submit a new request for transfer to our Home Office designating a new Sub-Account(s) to which the transfer should be made.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will determine the amount of and pay the Death Benefit proceeds on the Policy upon receipt at our Home Office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of Death Benefit proceeds) regarding how to pay the Death Benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the Death Benefit proceeds to the Beneficiary(ies), if living. If each Beneficiary dies before the insured, we will pay the Death Benefit proceeds to the Owner or the Owner's estate, or, if the Owner is a corporation, to it or its successor. We will pay the Death Benefit proceeds in a lump sum or under a settlement option.

If you have added the IPA to your Policy, we will pay the Death Benefit proceeds that are subject to the IPA according to the terms of that Agreement. The IPA will not impact the amount of the Policy Death Benefit proceeds; it will only impact the manner in which Death Benefit proceeds are paid to the Beneficiary. See "Supplemental Agreements -- Income Protection Agreement."

Death Benefit proceeds equal:

  .  the Death Benefit (described below);

  . plus any additional insurance on the insured's life under the Term Insurance Agreement;

  . plus under the Level Option Death Benefit, any premium paid after the date of the insured's death;

  . plus any additional insurance on the insured's life under the Interest Accumulation Agreement;

  .  minus any amounts paid under the Long Term Care Agreement;

  .  minus any unpaid monthly charges;

  .  minus any outstanding Policy loan; and

  .  minus any accrued loan interest.

We may further adjust the amount of the Death Benefit proceeds if we contest the Policy and the insured dies by suicide or you misstate the insured's age or gender. See "Statement of Additional Information."

DEATH BENEFIT OPTIONS

The Policy provides a Death Benefit under either the Level or Increasing Death Benefit Option. The Death Benefit is determined on each monthly Policy Anniversary and as of the date of the insured's death. You must select one of the two Death Benefit options we offer in your Application. If you do not choose a Death Benefit option in your Application, the Level Option Death Benefit will automatically be in effect.

The Policy is intended to qualify under Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached Agreement will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the Death Benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly charges or supplemental Agreements that are consistent with such an increase. Adjustments will be reflected in the monthly charge assessment.

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

Under Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test (CVAT)." You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used. If you apply for the Guaranteed Income Agreement, you must elect the GPT test.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the insured) of the Accumulation Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the age and gender class of the insured) of the Accumulation Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Accumulation Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no additional Agreements, as your Accumulation Value increases your Death Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase certain charges.

UNDER THE GUIDELINE PREMIUM TEST (GPT), THE LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount on the insured's date of death; or

    2.a specified "limitation percentage," called the Guideline Premium Test
      Death Benefit Percentage Factor (GPT DBPF) on your Policy's data pages, multiplied by the Accumulation Value on the insured's date of death.

Under the Level Option, your Death Benefit remains level unless the limitation percentage multiplied by the Accumulation Value is greater than the Face Amount; then the Death Benefit will vary as the Accumulation Value varies.

The limitation percentage is the minimum percentage of Accumulation Value we must pay as the Death Benefit under federal tax requirements. It is based on the age of the insured at the beginning of each Policy Year. The following table indicates the limitation percentages for the guideline premium test for different ages:

                 AGE               LIMITATION PERCENTAGE
                 ---               ---------------------
             40 and under                  250%
               41 to 45   250% minus 7% for each year over age 40
               46 to 50   215% minus 6% for each year over age 45
               51 to 55   185% minus 7% for each year over age 50
               56 to 60   150% minus 4% for each year over age 55
               61 to 65   130% minus 2% for each year over age 60
               66 to 70   l20% minus 1% for each year over age 65
               71 to 75   115% minus 2% for each year over age 70
               76 to 90                    105%
               91 to 95   105% minus 1% for each year over age 90
              96 to 121                    100%

If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Policy's Accumulation Value.

LEVEL OPTION GUIDELINE PREMIUM TEST EXAMPLE. Assume that the insured's age is under 40. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. The figure $40,000 is derived because 250 percent of $40,000 equals $100,000. Every additional $100 added to the Accumulation Value above $40,000 will increase the Death Benefit by $250.

Similarly, so long as the Accumulation Value exceeds $40,000, every $100 taken out of the Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Policy.

UNDER THE CASH VALUE ACCUMULATION TEST (CVAT), THE LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount on the date of the insured's death; or

    2.the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

Under the Level Option, your Death Benefit remains level unless the Accumulation Value is greater than the net single premium as specified under Code Section 7702, multiplied by the Face Amount. The net single premium is based on the insured's gender and age.

Under the CVAT, a "limitation percentage" may be defined as the value "1" divided by the net single premium. While the limitation percentages are defined differently for the GPT and the CVAT, they work identically with respect to the relationship between the Accumulation Value and the Death Benefit.

If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Accumulation Value.

LEVEL OPTION CASH VALUE ACCUMULATION TEST EXAMPLE. Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit for the Policy must be equal to or be greater than 225 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $44,444, the Death Benefit of the Policy will exceed the $100,000 Face Amount. The figure $44,444 is derived because 225 percent of $44,444 equals $100,000. Every additional $100 added to the Accumulation Value above $44,444 will increase the Death Benefit of the Policy by $225.

Similarly, so long as the Accumulation Value exceeds $44,444, every $100 taken out of the Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit of the Policy will equal the Face Amount of the Policy.

UNDER THE GUIDELINE PREMIUM TEST, THE INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount plus the Accumulation Value on the insured's date of death; or

    2.the limitation percentage (the GPT DBPF) multiplied by the Accumulation
      Value on the insured's date of death.

Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.

INCREASING OPTION GUIDELINE PREMIUM TEST EXAMPLE. Assume that the insured's age is under 40. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of

$100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $60,000 will generally have a Death Benefit of $160,000 ($100,000 + $60,000). The Death Benefit, however, must be at least 250 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,666, the Death Benefit will be greater than the Face Amount plus the Accumulation Value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of Accumulation Value above $66,666 will increase the Death Benefit by $250.

Similarly, any time the Accumulation Value exceeds $66,666, every $100 taken out of Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit will be the Face Amount plus the Accumulation Value of the Policy.

UNDER THE CASH VALUE ACCUMULATION TEST, THE INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount plus the Accumulation Value on the insured's date of death; or

    2.the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.

INCREASING OPTION CASH VALUE ACCUMULATION TEST EXAMPLE. Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $65,000 will generally have a Death Benefit of $165,000 ($100,000 + $65,000). The Death Benefit for the Policy must be at least 225 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $80,000, the Death Benefit for the Policy will be greater than the Face Amount plus the Accumulation Value. The figure of $80,000 is derived because 225 percent of $80,000 equals $100,000 + $80,000. Every additional $100 of Accumulation Value above $80,000 will increase the Death Benefit of the Policy by $225.

Similarly, any time Accumulation Value exceeds $80,000, every $100 taken out of Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit for the Policy will be the Face Amount plus the Accumulation Value of the Policy.

EFFECT OF PARTIAL SURRENDERS ON THE DEATH BENEFIT

If you choose the Level Option, a partial surrender will reduce the Face Amount by an amount equal to the amount of the partial surrender. If you choose the Increasing Option, your Face Amount will not be affected by a partial surrender. Regardless of the Death Benefit option you choose, a partial surrender will reduce the Death Benefit by at least the amount of the partial surrender.

CHOOSING DEATH BENEFIT OPTIONS

You must choose one Death Benefit option on your Application. This is an important decision. The Death Benefit option you choose will have an impact on the dollar value of the Death Benefit, on your Accumulation Value, and on the amount of cost of insurance charges you pay. If you do not select a Death Benefit option on your Application, the Level Option will become the Death Benefit option for your Policy, by default.

You may find the Level Option more suitable for you if your goal is to have Net Premiums and positive investment experience reflected to the maximum extent in Accumulation Value. You may find the Increasing Option more suitable if your goal is to increase your total Death Benefit. Under the Increasing

Option, positive increases in the Accumulation Value would be reflected in your Death Benefit, where the Death Benefit equals your initial Face Amount plus the Policy's Accumulation Value.

CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, you may change your Death Benefit option once each Policy Year. We will notify you of the new Face Amount.

  .  You must send your Written Request in Good Order to our Home Office.

  . The effective date of the change will be the monthly Policy Anniversary on or following the date we approve your request for a change in Good Order.

  . Changing your Death Benefit option may cause you to receive taxable income, may cause your Policy to become a modified endowment contract
     (MEC) or may have other unintended adverse federal tax consequences. See "Federal Tax Status." You should consult a tax adviser before changing your Policy's Death Benefit option.

INCREASING/DECREASING THE FACE AMOUNT

You may increase or decrease the Face Amount of the Policy. An increase or decrease in the Face Amount will affect your cost of insurance charge, your guideline premium or cash value accumulation tax calculation, and may have adverse federal tax consequences. You should consult a tax adviser before increasing or decreasing your Policy's Face Amount.

If you have added the LTC Agreement to your Policy, decreasing the Face Amount of the Policy may lower the amount of long-term care benefit (LTC amount) available under the LTC Agreement. If the Policy's Face Amount after the decrease is less than the LTC amount before the decrease in Face Amount, the LTC amount will be equal to the new decreased Face Amount.

If you have added the IPA to your Policy, increasing or decreasing your Face Amount will impact the amount payable as installment payments under that Agreement. If you are increasing your Face Amount, you may be able to change the percentage amount that will apply to the IPA installment payments, subject to our approval. See "Supplemental Agreements -- Income Protection Agreement."

An increase in Face Amount will be treated as an additional layer of coverage with its own monthly Policy Issue Charge, surrender charge and surrender charge period.

Conditions for and impact of decreasing the Face Amount:

  .  you must send your Written Request in Good Order to our Home Office;

  . a decrease in a layer of coverage is only allowed if the coverage layer has been in force for at least one year;

  .  we require your requested decrease in Face Amount to be at least $5,000;

  . you may not decrease your Face Amount if it would disqualify your Policy as life insurance under the Code;

  . if the decrease in Face Amount would cause your Policy to be classified a modified endowment contract (MEC) under the Code, we will not allow the decrease in Face Amount, unless you specifically instruct us in writing that you intend for the Policy to be classified as a MEC; and

  . a decrease in Face Amount will take effect on the first monthly Policy Anniversary on or after we receive and approve your Written Request.

Conditions for and impact of increasing the Face Amount:

  . your request must be applied for on a supplemental Application and must include evidence of insurability satisfactory to us;

  . a requested increase in Face Amount requires our approval and will take effect on the first monthly Policy Anniversary on or after the day we approve your request;

  .  increases are only allowed after the first Policy Year;

  .  we require your requested increase in Face Amount to be at least $5,000;

  . each increase in Face Amount will have its own surrender charge that applies for 10 years after the date of the increase, unless you elect the Early Values Agreement; and


  . increases made under the Guaranteed Insurability Option, Guaranteed Insurability Option for Business, the Business Continuation Agreement, or the Inflation Agreement will be processed according to the provisions of that Agreement and will not require evidence of insurability.


SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. These are described under "Settlement Options" in your Policy and in the Statement of Additional Information. The IPA provides an additional irrevocable settlement option, which may only be applied for at Policy issue.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy's maturity date or date the death benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, to make such changes.

POLICY LOANS

While your Policy is in force, you may submit a request to our Home Office to borrow money from us using only your Policy as the security for the loan. You may obtain a Policy loan with a Written Request in Good Order by calling us at 1-800-277-9244 between the hours of 8:00 am and 5:00 pm, Central time, our regular business hours. If you call us, you will be asked for security purposes, for your personal identification and Policy number. We normally pay the loan amount within seven days after we receive a proper loan request in Good Order. We may postpone payment of loans under certain conditions as described in the Statement of Additional Information. You may increase the risk that the Policy will terminate if you take a loan. A loan that is taken from, or secured by a Policy, may have adverse federal income tax consequences. See "Federal Tax Status."

Your Policy will remain in force so long as the Accumulation Value less the sum of the Policy loan and any unpaid Policy Loan Interest is sufficient to cover the monthly charges when due. Otherwise, your Policy will terminate and there may be adverse tax consequences. See "Federal Tax Status." To prevent your Policy from terminating, you will have to make a loan repayment. We will notify you 61 days in advance of the Termination of your Policy and the amount of the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

You may request either a fixed interest rate Policy loan or a variable rate Policy loan. Under a fixed interest rate Policy loan, the rate of interest we charge for the Policy loan will not change for the duration of the loan. However, under a variable rate Policy loan, the rate of interest we charge for the loan can change annually for the duration of the loan. When you request a Policy loan, you must inform us of whether you are choosing a fixed interest rate Policy loan or a variable rate Policy loan.

FIXED INTEREST RATE POLICY LOAN. The maximum amount available for a fixed interest rate Policy loan is the Policy Accumulation Value less any applicable surrender charge and three (3) months of monthly charges. We determine this amount on the Valuation Date we receive your request for a fixed interest rate Policy loan at our Home Office in Good Order. There is no minimum amount we require for a Policy loan. When you take a fixed interest rate Policy loan, we will transfer an amount equal to the loan from your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and/or the Variable Account to the Fixed Loan Account, part of our General Account. You may instruct us as to which Account or Accounts and the proportion of the amount of the fixed interest rate Policy loan that should be transferred from the Accounts. However, if you instruct us to take a fixed interest rate Policy loan from the Fixed Indexed Accounts, we will transfer the amount of the loan from each Segment in the Fixed Indexed Accounts on a pro rata basis.

If you do not instruct us as to how we should transfer the amount of the fixed interest rate Policy loan from the Accounts to the Fixed Loan Account, we will transfer the fixed rate loan amount in the order described below.

     1. The fixed rate loan amount will be transferred first from your Accumulation Value in the Guaranteed Interest Account.

     2. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Variable Account on a pro-rata basis from the Accumulation Value in each Sub-Account.

     3. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account and the Variable Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Interim Account.

     4. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment.

We hold the fixed rate loan amount as collateral for the loan in the Fixed Loan Account. The fixed rate loan amount is not available for withdrawal from the Policy.

FIXED INTEREST RATE POLICY LOAN INTEREST. We will charge you interest on a fixed interest rate Policy loan at the annual rate of interest shown on the Policy data pages of your Policy while your fixed interest rate policy loan is outstanding. Currently, we charge an annual rate of interest of 3 percent on fixed interest rate Policy loans. Policy loan interest becomes due and payable:

  . on a Policy loan transaction (which is any transaction that affects the loan amount);

  .  on each Policy Anniversary;

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  .  on surrender or Termination of the Policy; or

  .  on the date of the death of the insured.


Loan interest can be paid via check or you may make an online payment through our internet eService Center at www.securianservice.com. If you do not pay the interest on your loan when due, your Policy loan will be increased by the amount of the unpaid interest.


We also credit interest to amounts held in the Fixed Loan Account as collateral for Policy loans at a rate of interest at least equal to the interest rate shown on the Policy data pages. Currently, we credit an annual rate of interest which is not less than your fixed interest rate Policy Loan Interest rate minus 1 percent. However, if your Policy has been in force for ten years or more, we will credit your loan amount with an annual rate of interest equal to the Policy loan rate minus .10 percent. On the date of each Policy loan transaction and Policy Anniversary, we will allocate any accrued Fixed Loan Account interest to your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account on a pro-rata basis.

VARIABLE INTEREST RATE POLICY LOAN. If you have Accumulation Value in one or more of the Fixed Indexed Accounts, you may request a variable interest rate Policy loan. The maximum aggregate amount you may borrow under one or more variable interest rate Policy loans under your Policy equals your Accumulation Value in the Fixed Indexed Accounts, plus your Accumulation Value in the Interim Account, less any applicable surrender charge and three (3) months of monthly charges. We will determine the amount available for a variable interest rate Policy loan as of the date we receive your request for a loan in Good Order at our Home Office. Unlike a fixed interest rate Policy loan, when you take a variable interest rate Policy loan, we will not transfer an amount equal to the loan from your Accumulation Value in the Guaranteed Interest Account, Fixed Indexed Accounts and/or the Variable Account to the Fixed Loan Account as collateral for the policy loan.

On every loan transaction date and on each monthly Policy Anniversary, we will compare the amount of a variable interest rate loan with the Accumulation Value in the Fixed Indexed Accounts and the Interim Account and if the amount of a variable interest rate loan exceeds the Accumulation Value in the Fixed Indexed Accounts and the Interim Account, we will automatically convert the variable interest rate loan to a fixed interest rate loan. You may request to convert back to a new variable rate interest loan after you have either reduced the loan balance by making a loan repayment or by increasing the amount of Accumulation Value in the Fixed Indexed Accounts.

VARIABLE INTEREST RATE POLICY LOAN INTEREST. Under a variable interest rate Policy loan, we may change the rate of interest we charge for the Policy loan once a year on your Policy Anniversary. We will notify you at your Policy Anniversary of any changes in the Policy Loan Interest rate for the coming year.

The rate of interest we charge for a variable interest rate Policy loan will equal the greater of:

     1. the published monthly average (Moody's Corporate Bond Yield Average-Monthly Average Corporates) as published by Moody's Investors Service, Inc. or its successor for the calendar month ending two months prior to the date the rate of interest for the Policy loan is determined, and

     2. the guaranteed interest rate for the Guaranteed Interest Account shown on the Policy data pages, plus one (1) percent per annum.

We may increase the rate of interest we charge for a variable rate Policy loan on a Policy Anniversary where based on the above formula the rate of interest for a variable rate Policy loan calculated prior to the Policy Anniversary would be one-half percent or more higher than the rate of interest we currently charge for the loan. We will decrease the rate of interest we charge for a variable rate Policy loan on a

                                                                        PAGE 51

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Policy Anniversary where based on the above formula the rate of interest for a variable rate Policy loan calculated prior to the Policy Anniversary would be one-half percent or more lower than the rate of interest we currently charge. We will calculate any change in the rate of interest we charge for a variable rate Policy loan as of the Interim Account Transfer Date in the second month preceding your Policy Anniversary.

Any change in the loan interest rate will apply to any new variable rate Policy loans as well as variable rate Policy loans existing on your Policy Anniversary. The rate of interest for a variable rate Policy loan in effect on the Policy Date is shown on the Policy data pages. If that rate changes, we will notify you in the Annual Report or by other written notice.

POLICY LOAN REPAYMENTS. If your Policy is in force, you may repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. When we receive a payment from you, we will automatically treat that payment as a premium payment unless you specify that the payment is a loan repayment. Loan repayments are not subject to a premium charge. If the insured dies with any loan outstanding, the amount of the Death Benefit will be reduced by the outstanding loan balance.

When you repay a fixed interest rate Policy loan, we transfer the repayment amount from the Fixed Loan Account to your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and the Variable Account. Unless you instruct us otherwise, we will transfer the repayment amount on a pro-rata basis to the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account based on your Accumulation Value in each investment option on the Valuation Date we receive your loan repayment in Good Order at our Home Office. We reserve the right to restrict the amount of any loan repayment to the Guaranteed Interest Account.

A fixed interest rate Policy loan, whether or not it is repaid, will have a permanent effect on your Accumulation Value, and depending upon the Death Benefit option you have chosen, the Death Benefit. As long as a fixed interest rate Policy loan is outstanding the collateral for the loan in the Fixed Loan Account is not affected by the investment performance of Sub-Accounts and may not be credited with the rates of interest we credit Accumulation Value in the Guaranteed Interest Account or with Index Credits in the Fixed Indexed Accounts.

A variable interest rate Policy loan will not have a permanent effect on the Accumulation Value of your Policy. If you make a repayment of a variable interest rate loan, the loan balance will be reduced, however, the loan repayment will not have an impact on the Policy's Accumulation Value.

TERMINATION. If the Accumulation Value less the sum of the Policy loan(s) and any unpaid Policy Loan Interest is insufficient to cover the monthly charges on a monthly Policy Anniversary, a 61-day Grace Period begins. We will send you a written notice on the day your Policy goes into the Grace Period and inform you of your options. Your Policy will remain in force during the Grace Period. You may pay premiums during this Grace Period to cover the insufficiency and continue your Policy in force beyond the Grace Period. In addition to a notice that your Policy has gone into the Grace Period, we will send you and any assignee of record, at the last known address, at least 31 days prior to the end of the Grace Period, a written notice indicating the due date and the payment required to keep your Policy in force.

The payment required to keep your Policy in force after the Grace Period commences is equal to three times the sum of all the monthly charges that were due at the beginning of the Grace Period, plus the premium charge that would apply. If the payment is not paid by the end of the Grace Period, your Policy will terminate without value. If the insured dies during the Grace Period, the death proceeds will be paid to the Beneficiary. If the Policy were to terminate with an outstanding loan balance, you will also be required to make a loan repayment.

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If the Policy terminates with an outstanding loan balance, the amount of that outstanding loan will be treated as a distribution, which could be taxable depending upon your investment in the Policy. This means that as a result of a Policy termination, you could recognize taxable income without any distribution of Policy Accumulation Value in the form of cash that could be used to pay any income tax due. You should consult your tax advisor regarding the tax treatment of a Policy termination with an outstanding loan balance. See "Federal Tax Status."

REINSTATEMENT. At any time within three years from the date of Policy Termination while the insured is living, you may ask us to restore your Policy to an in-force status, unless you surrendered your Policy. We will require each of the following to reinstate your Policy:

    1.your Written Request in Good Order to reinstate the Policy;

    2.that you submit to us at our Home Office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime;

    3.a payment sufficient to cover all monthly charges and Policy Loan
      Interest due and unpaid during the Grace Period; and

    4.a premium sufficient to keep the Policy in force for three (3) months after the date of the reinstatement.

The effective date of reinstatement will be the first monthly Policy Anniversary on or following the date we approve your request for reinstatement. The Surrender Charge and Policy Issue Charge schedules that were in place at the end of the Grace Period will be effective at the reinstatement date. We will send you new Policy data pages when your Policy is reinstated. If you elected the Early Values Agreement at Policy issue, we will require that you reinstate that Agreement. Reinstating your Policy may have adverse tax consequences. You should consult your tax advisor before you reinstate your Policy. See "Federal Tax Status."

SURRENDER

You may request to surrender your Policy at any time while the insured is living and the Policy is in force. A surrender may have tax consequences. See "Federal Tax Status."

The Surrender Value of the Policy is the Accumulation Value less any unpaid Policy charges which we assess against Accumulation Value, less any Policy loan, less any unpaid Policy Loan Interest and less any Surrender Charges. If you have elected the Early Values Agreement, the Surrender Value will not be reduced by Surrender Charges. We determine the Surrender Value as of the Valuation Date on which we receive your signed Written Request for surrender of the Policy in Good Order at our Home Office. You may request that the Surrender Value be paid to you in cash or, alternatively, paid under a settlement option we offer. We may require that you return the Policy.

If you surrender your Policy during the first ten Policy Years or during the first ten years following an increase in Face Amount, we will assess a Surrender Charge, which may significantly reduce the Surrender Value. If you have elected the Early Values Agreement, the Surrender Value will not be reduced by the Surrender Charge. See "Policy Charges."

The amount you receive on surrender may be more or less than the total premiums you paid under the Policy. Once you surrender your Policy, all coverage and other benefits under the Policy cease and cannot be reinstated. See "Distributions Other Than Death Benefits from Modified Endowment Contracts" and "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts."

                                                                        PAGE 53

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We will pay surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request in Good Order for surrender. However, if any portion of the Accumulation Value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the check has cleared and the funds have been collected.

If you have allocated Accumulation Value to any of the Fixed Indexed Accounts during the period you owned the Policy, you may receive surrender proceeds based upon the guaranteed minimum Accumulation Value amounts held in the Fixed Indexed Accounts. Whether the guaranteed minimum Accumulation Value is available upon surrender depends upon your Policy's particular facts and circumstances, including how much you allocated to the Fixed Indexed Accounts, how long your Accumulation Value was allocated to those accounts and whether Interest Credits were earned during that period. See "Guaranteed Minimum Accumulation Value".

PARTIAL SURRENDER

While the insured is living and the Policy is in force, you may request a partial surrender of the Accumulation Value of your Policy by forwarding your request in Good Order to our Home Office. The partial surrender must be at least $500. The maximum partial surrender we will allow is the Accumulation
Value: (i) less any outstanding Policy loan and accrued loan interest,
(ii) less the amount of any Surrender Charge applicable at that time, and
(iii) less three (3) months of monthly charges. For each partial surrender, we assess a Partial Surrender Transaction Charge of 2 percent of the amount of the partial surrender, up to $25.

You may tell us from which Sub-accounts of the Variable Account, any Fixed Indexed Account and the Guaranteed Interest Account to make a partial surrender. If you do not instruct us as to which Accounts we should take the partial surrender, we will take the partial surrender from the Accounts in the order described below:

     1. The partial surrender will be taken first from your Accumulation Value in the Guaranteed Interest Account.

     2. If the partial surrender amount exceeds your Accumulation Value in the Guaranteed Interest Account, the remaining partial surrender will be taken from your Accumulation Value in the Variable Account on a pro-rata basis from the Accumulation Value in each Sub-Account.

     3. If the partial surrender exceeds your Accumulation Value in the Guaranteed Interest Account and the Variable Account, the remaining partial surrender will be taken from your Accumulation Value in the Interim Account.

     4. If the partial surrender exceeds your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining partial surrender will be taken from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment.

We will process the partial surrender at the Unit Values next determined after we receive your request in Good Order at our Home Office. This means that if we receive your request for partial surrender prior to 3:00 p.m. Central time, or prior to the end of a Valuation Date, we will process the request at the Unit Values determined as of that Valuation Date. If we receive your request for partial surrender at or after 3:00 p.m. Central time, or after the end of a Valuation Date we will process the request at the Unit Values determined as of 3:00 p.m. Central time on the following Valuation Date.

If a partial surrender would cause your Policy to be disqualified as life insurance under the Code, we will not process your request for partial surrender. In addition, unless you have instructed us

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otherwise in writing, if a partial surrender would cause your Policy to be classified as a modified endowment contract under the Code, we will not process your request for partial surrender. Under the Level Option Death Benefit, a partial surrender will cause a decrease in the Face Amount of the Policy equal to the amount of the partial surrender. For each Death Benefit option, a partial surrender will decrease the amount of the Death Benefit proceeds payable.

We will pay partial surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request for partial surrender in Good Order.

We reserve the right to defer the payment of surrender and partial surrender proceeds for up to six months from the date of your Written Request, if such proceeds would be paid exclusively from your Accumulation Value in the Guaranteed Interest Account and the Fixed Indexed Accounts. In that case, if we postpone payment for more than 31 days, we will pay you interest at 2 percent annual rate for the period during which payment is postponed.

If mandated under applicable law, we may block an Owner's account and thereby refuse to pay any request for surrender or partial surrender until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and Owner's account to government regulators.

POLICY CHARGES

We assess certain charges against premiums and Accumulation Value under the Policy. The maximum and minimum charges and the charges for certain specified insureds are described in the "Fee Tables" section of this prospectus. The charges compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND BENEFITS WE PROVIDE:

  .  the Death Benefit, cash, and loan benefits under the Policy;

  .  investment options, including premium payment allocations;

  .  administration of elective options; and

  .  the distribution of reports to Owners.

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting Applications, and with issuing and administering the Policy (including any Agreements);

  . overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

  . other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.

RISKS WE ASSUME:

  . that the cost of insurance charges we may assess are insufficient to meet our actual claims because insureds die sooner than we estimate; and

  . that the costs of providing the services and benefits under the Policies exceed the charges we assess.

                                                                        PAGE 55

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PREMIUM CHARGE.  Prior to allocation of a premium payment, we assess a charge from each premium payment to compensate us for distribution and administrative expenses and certain taxes associated with our issuance and maintenance of the Policy. We credit the remaining amount (the Net Premium) to your Policy's Accumulation Value according to your allocation instructions. The current Premium Charge is 4.0 percent of each premium and is guaranteed not to exceed
7.0 percent of each premium.

The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.

ACCUMULATION VALUE CHARGES. We assess the following charges against your Accumulation Value: (1) a Monthly Policy Charge; (2) a Policy Issue Charge;
(3) a Cost of Insurance Charge; (4) a Mortality and Expense Risk Charge;
(5) Indexed Account Charge; (6) a Cash Extra Charge; (7) certain transaction charges; (8) a Surrender Charge; and (9) charges for any Agreements you elect.

Some of the Accumulation Value charges depend on the "Risk Class" of the insured. The Risk Class of an insured is based upon the insured's "Underwriting Class" and "Tobacco Class."

The Underwriting Class of the insured represents the level of mortality risk that we assume. The Tobacco Class refers to the tobacco use habits of the insured.

     1. MONTHLY POLICY CHARGE. The Monthly Policy Charge is currently $8 per month and is guaranteed not to exceed a monthly charge equal to $12.00, plus $0.0125 per $1,000 of Face Amount under the Policy. The Monthly Policy Charge compensates us for certain administrative expenses we bear, including those attributable to the records we create and maintain for your Policy.

     2. POLICY ISSUE CHARGE. We assess a monthly Policy Issue Charge for the first ten years following issuance of the Policy and for the first ten years following any increase in Face Amount. The charge varies based upon the age, gender and Risk Class of the insured. The Policy Issue Charge compensates us for our expenses of issuing, underwriting and distributing the Policy. The minimum guaranteed charge is $0.04 per $1,000 of Initial Face Amount or Face Amount increase and the maximum guaranteed charge is $0.53 per $1,000 of Initial Face Amount or Face Amount increase. The Policy Issue Charge for your Policy is shown on the Policy data pages of the Policy.

     3. COST OF INSURANCE CHARGE. We assess a monthly Cost of Insurance Charge to compensate us for underwriting the Death Benefit. The minimum guaranteed monthly charge is $0.015 per $1,000 of Net Amount at Risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of Net Amount at Risk. The charge depends on a number of variables (insured's age, gender, Risk Class, and Face Amount) that would cause it to vary from Policy to Policy and from monthly Policy Anniversary to monthly Policy Anniversary. We calculate the Cost of Insurance Charge separately for the Initial Face Amount and for any increase in Face Amount, each a coverage layer. If we approve an increase in your Policy's Face Amount, a different Risk Class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase in Face Amount.

         The cost of insurance charge for a coverage layer is the Net Amount at Risk for the coverage layer multiplied by the applicable cost of insurance rate. The Net Amount at Risk varies with investment performance, the payment of premiums and the assessment of Policy charges. The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the data pages of your Policy, minus the Accumulation Value of the Policy.

         The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the maximum

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         guaranteed cost of insurance rates for the Initial Face Amount shown on the Policy data pages of your Policy. The maximum guaranteed cost of insurance rates for any increase in Face Amount will be shown on the Policy data pages we send to you at the time of the increase in Face Amount. These guaranteed rates are based on the 2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables (2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Table B Mortality Tables, if we issue the Policy on a unisex basis) and the insured's age. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, Accumulation Value allocation, lapse rates, Policy duration, taxes, investment earnings and profit considerations. Any change in the cost of insurance rates will apply to all persons of the same age, Risk Class, and number of full years insurance has been in force.


         In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured grows older. Also our cost of insurance rates will generally be lower if the insured is a female than if a male, unless we issue the Policy on a unisex basis. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates under their Policies.

     4. MORTALITY AND EXPENSE RISK CHARGE. We assess a monthly Mortality and Expense Risk charge to compensate us for certain mortality and expense risks we assume. The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

         This charge currently is equal to a monthly rate of 0.00 percent of the Accumulation Value less the Fixed Loan Account value. We reserve the right to increase this charge to a maximum rate of .075 percent of the Accumulation Value of the Policy.

         If this charge does not cover our actual costs, we may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

     5. INDEXED ACCOUNT CHARGE. We assess a monthly Indexed Account Charge to compensate us for certain administrative and other expenses we assume in making available the Fixed Indexed Account options. We currently do not asses this charge for amounts allocated to Indexed Accounts A and
         B. We reserve the right to assess this charge up to a maximum monthly rate of 0.05 percent of the Accumulation Value held in Indexed Accounts A and B and for amounts held in the Interim Account that are scheduled to be transferred to Indexed Accounts A and B on an Interim Account Transfer Date.

         The current Indexed Account Charge for the Optimizer 1 and Optimizer 2 Indexed Accounts is equal to a monthly rate of .06 percent of the Accumulation Value held in the Optimizer 1 Indexed Account, Optimizer
         2 Indexed Account and for the amounts in the Interim Account that are scheduled to be transferred to the Optimizer 1 and Optimizer 2 Indexed Accounts. We reserve the right to increase this charge to a maximum monthly rate of 0.20 percent of the Accumulation Value in the Optimizer 1 and Optimizer 2 Indexed Accounts and for amounts in the Interim Account that are scheduled to be transferred to the Optimizer
         1 and Optimizer 2 Indexed Accounts on an Interim Account Transfer Date.

                                                                        PAGE 57

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     6.  CASH EXTRA CHARGE.  We may assess a monthly charge to compensate us for providing the Death Benefit under the Policy where the insured presents a heightened or increased level of mortality risk. The minimum guaranteed monthly charge is $0.00 and the maximum guaranteed monthly charge is $100.00 per $1,000 of Face Amount. An insured may present increased mortality risk because of an outstanding medical condition (e.g., cancer that is in remission), or occupation or activity engaged in by the insured (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. The Cash Extra Charge, which is generally not applicable to most Policies, is uniquely determined for each insured and may vary based upon factors such as gender, Risk Class and age. The charge is defined as a level cost per thousand dollars of Face Amount. If a Cash Extra Charge applies to your Policy, the amount of the charge will be shown on the Policy data pages of the Policy.

     7. TRANSACTION CHARGES. We may assess certain transaction charges if you elect to make a Policy change, take a partial surrender, or transfer Accumulation Value among the Sub-Accounts, the Guaranteed Interest Account and the Fixed Indexed Accounts. We assess transaction charges from the Accumulation Value of your Policy.

         a. POLICY CHANGE TRANSACTION CHARGE. We assess a Policy Change Transaction Charge to compensate us for expenses associated with processing a Policy change such as an increase or decrease in Face Amount, a change in Death Benefit option or a change in your risk classification. Currently, the charge is $60 for each policy change. We guarantee the charge will not exceed $100.

         b. PARTIAL SURRENDER TRANSACTION CHARGE. For each partial surrender, we assess a processing fee of 2 percent of the amount surrendered, up to $25, from the remaining Accumulation Value. The fee compensates us for the administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.

         c. TRANSFER TRANSACTION CHARGE. The Transfer Transaction Charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts (or Guaranteed Interest Account) affected by the transfer(s). We currently do not assess a Transfer Transaction Charge.

     8. OPTIMIZER 1 AND OPTIMIZER 2 INDEX SEGMENT CHARGE. We assess the Index Segment Charge to cover the administrative costs and expenses associated with establishing the Optimizer 1 and Optimizer 2 Indexed Accounts. The current and maximum Index Segment Charge are both equal to 1.25 percent of the Accumulation Value in the Optimizer 1 or Optimizer 2 Indexed Accounts on the Interim Account Transfer Date. We deduct the Index Segment Charge from the Accumulation Value in the Optimizer 1 and 2 Indexed Accounts on the Interim Account Transfer Date.

     9. SURRENDER CHARGE. If your Policy terminates or you fully surrender your Policy during the first 10 Policy Years or within 10 years after any increase in Face Amount, we assess a surrender charge from your Accumulation Value and pay the remaining amount (less any unpaid Policy charges, outstanding Policy loan and accrued interest) to you. The payment you receive is called the Surrender Value.

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         For policies that are terminated or fully surrendered within the first ten years after Policy issue or within ten years of an increase in Face Amount, we will assess a surrender charge equal to the lesser of 60 times the Policy Issue Charge for the initial face amount increase as applicable or the sum of any remaining Policy Issue Charges for the Initial Face Amount or Face Amount increase multiplied by a factor of 2.0, as applicable. For policies issued prior to May 16, 2015, we will assess a surrender charge that equals the sum of any remaining Policy Issue Charges for the initial face amount or the face amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period. THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES
         BEFORE YOU REQUEST A SURRENDER OR INCREASE IN FACE AMOUNT. UNDER SOME CIRCUMSTANCES, THE LEVEL OF SURRENDER CHARGES MIGHT RESULT IN NO SURRENDER VALUE BEING AVAILABLE.


         We assess the Surrender Charge to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records, and Policy issue. We do not expect Surrender Charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our General Account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

         If you have elected the Early Values Agreement, the Surrender Charge will be waived on your Policy. See "Early Values Agreement" under the "Other Policy Provisions" of this prospectus.

     10. CHARGES FOR AGREEMENTS. We assess monthly charges for supplemental insurance benefits you add to your Policy by Agreement. Charges for the Agreements are described in the "Periodic Charges Other Than Investment Option Operating Expenses" table in the "Fee Tables" section of this prospectus.

DEDUCTION OF ACCUMULATION VALUE CHARGES. With the exception of the Optimizer 1 and Optimizer 2 Index Segment Charge, we will assess monthly Policy charges or Policy Transaction Charges against your Accumulation Value in the Guaranteed Interest Account, the Variable Account, the Interim Account and the Fixed Indexed Accounts in the order described below.

     1. First, we will deduct monthly Policy charges or Policy Transaction Charges from your Accumulation Value in the Guaranteed Interest Account.

     2. If the monthly Policy charges or Policy Transaction Charges exceed your Accumulation Value in the Guaranteed Interest Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from the Variable Account on a pro-rata basis from your Accumulation Value in each Sub-Account.

     3. If the monthly Policy charges or Policy Transaction Charges exceed your accumulation value in the Guaranteed Interest Account and the Variable Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Interim Account.

     4. If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment.

However, if you instruct us in writing, we will assess the monthly Policy charges or Policy Transaction Charges against the Guaranteed Interest Account, the Fixed Indexed Accounts or any of the Sub-Accounts that you specify.

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PORTFOLIO EXPENSES.  The value of the net assets of each Sub-Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Sub-Account invests. For further information, consult the Portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the "Fee Tables" section of this prospectus.

OTHER POLICY PROVISIONS

DEFERRAL OF PAYMENT. Normally, we will pay any proceeds under the Policy within seven days after our receipt of all the documents required for such payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the Valuation Date on which we receive the request in Good Order at our Home Office.

We reserve the right to defer the payment of proceeds under the Policy, including Policy loans, for up to six months from the date of your request, if such payment would be taken from your Accumulation Value in the Guaranteed Interest Account or the Fixed Indexed Accounts. In that case, if we postpone payment, other than a Policy loan payment, for more than 31 days, we will pay you interest at 2 percent annual rate for the period beyond 31 days that payment has been postponed. We reserve the right to defer the payment of surrender, partial surrender, loan and Death Benefit proceeds from the Sub-Accounts and process transfers for the following: (a) any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); (b) when the SEC has determined that a state of emergency exists which may make such payment impractical; or (c) the SEC, by order, permits deferral for the protection of Policy Owners.

If mandated under applicable law, we may block an Owner's account and thereby refuse to pay any request for surrender, partial surrender, transfer, loans or Death Benefit proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and the Owner's account to government regulators.

BENEFICIARY. When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the Beneficiary or Beneficiaries named in the Application for the Policy unless the Owner has changed the Beneficiary. In that event, we will pay the death proceeds to the Beneficiary named in the last change of Beneficiary request.

If a Beneficiary dies before the insured, that Beneficiary's interest in the Policy ends with that Beneficiary's death. Only Beneficiaries who survive the insured will be eligible to share in the death proceeds. If no Beneficiary survives the insured, we will pay the death proceeds of this Policy to the Owner, if living, otherwise to the Owner's estate, or, if the Owner is a corporation, to it or its successor.

If you have added the Income Protection Agreement to your Policy, the payment of Death Benefit proceeds that are subject to the IPA will be paid to the Beneficiary under the terms of that Agreement. See "Supplemental Agreements -- Income Protection Agreement."

You may change the Beneficiary designated to receive the proceeds. If you have reserved the right to change the Beneficiary, you can file a Written Request with us to change the Beneficiary. If you have not reserved the right to change the Beneficiary, we will require the written consent of the irrevocable Beneficiary.

Your Written Request to change the Beneficiary will not be effective until it is recorded at our Home Office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to any Death Benefit proceeds we have paid before your request was recorded in our Home Office records.

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SUPPLEMENTAL AGREEMENTS

The following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to our underwriting approval. Your agent can help you determine whether certain of the Agreements are suitable for you. These Agreements may not be available in all states. Please contact us for further details.

WAIVER OF PREMIUM AGREEMENT. The Waiver of Premium Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will credit the specified premium payment identified in the Policy to the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first Policy Anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Charges Agreement is elected. We assess a separate monthly charge for this Agreement.

WAIVER OF CHARGES AGREEMENT. The Waiver of Charges Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will waive the monthly charges under the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first Policy Anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Premium Agreement is elected. We assess a separate monthly charge for this Agreement.

CHILDREN'S TERM AGREEMENT. The Children's Term Agreement provides fixed level term insurance on each of the insured's children (as defined in the Agreement) up to the first anniversary of the Agreement on or following the child's 25th birthday, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may be added after the first Policy Anniversary subject to underwriting approval. We assess a separate monthly charge for this Agreement.

ACCELERATED BENEFITS AGREEMENT. The Accelerated Benefits Agreement allows you to receive a significant portion of your Policy's Death Benefit, if the insured develops a terminal condition due to sickness or injury (as defined in the Agreement). This Agreement is available at issue without underwriting approval and may be added after the first Policy Anniversary, again without underwriting approval. There is no separate charge for the Agreement.

TERM INSURANCE AGREEMENT. The Term Insurance Agreement provides additional level term insurance coverage on the life of the insured. Subject to underwriting approval, this Agreement is available at issue and may not be added after issue. We assess a separate monthly charge for this Agreement.

OVERLOAN PROTECTION AGREEMENT. The Overloan Protection Agreement provides that the Policy will not terminate because of a Policy loan even where the Accumulation Value of the Policy is insufficient to cover Policy charges. This Agreement is available at issue without underwriting approval. The Policy Owner must elect to use the guideline premium test and cannot have elected to use the Accelerated Benefit Agreement, or waived charges or premiums under either the Waiver of Premium Agreement or the Waiver of Charges Agreement. Once exercised, the Death Benefit payable under the Policy will be the minimum Death Benefit payable as permitted under the Code at the time the Overloan Protection Agreement was exercised. The Agreement may be exercised on non-modified endowment contracts after the Policy has been in force for at least 15 years and the insured is over 75 years of age. Once elected, this Agreement will last until the Policy is surrendered or until the insured's death and will reduce the Policy Death Benefit by the amount of the Fixed Loan Account. We assess a one-time charge when the Agreement is exercised.

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The tax treatment of the Overloan Protection Agreement is uncertain and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy's Overloan Protection Agreement should consult a tax advisor.

EARLY VALUES AGREEMENT. The Early Values Agreement ("EVA") waives the Surrender Charges that would ordinarily apply to your Policy. Electing this Agreement results in higher cash Surrender Values in the early years of Policy ownership. If you elect this Agreement, the Accumulation Value will be slightly lower than if this Agreement is not elected because of the charge for the Agreement. The minimum monthly charge for this Agreement is 0.01 percent of the Accumulation Value less any Policy loan and the maximum monthly charge is 0.05 percent of Accumulation Value less any Policy loan. For purposes of determining the charge for this Agreement, Policy Loan Interest that has accrued, but which has not been paid or added to the Policy loan account, will be included as part of the Policy loan being subtracted from the Accumulation Value. This Agreement is only available at issue and may not be terminated once it is elected. If the Policy is terminated and later reinstated, the EVA must be added at reinstatement. You should only purchase this Agreement if higher cash Surrender Values in the early years of this Policy are important to you and you are willing to accept lower Policy Accumulation Values.

GUARANTEED INSURABILITY OPTION. The Guaranteed Insurability Option ("GIO") guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on specified option dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $100,000 or the Face Amount of the base Policy on which the GIO is added. At the time the GIO is purchased, the Owner specifies the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified option date. The GIO is only available for insureds between the ages of zero and forty. The Owner may purchase the GIO at issue subject to underwriting of the insured. The Owner may also add the GIO after the Policy is issued, subject to underwriting of the insured. The GIO may also be added to policies that were purchased prior to the initial date the GIO was available. The charge shown for the GIO is a monthly charge and will apply from the time the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the Policy Anniversary nearest the insured's fortieth birthday). The charge for the GIO will not be affected by the purchase of an additional coverage layer on a specified option date.

The GIO guarantees that the Owner will be able to purchase an additional coverage layer on the specified option dates, which occur on the Policy Anniversary nearest to the insured's birthday at ages 22, 25, 28, 31, 34, 37 and 40. You will also be able to purchase an additional coverage layer in the event the insured marries or enters into a legal partnership, experiences the birth of a child or the legal adoption of a child, each known as an alternative option date. If the Owner exercises the GIO on an alternative option date, the next available specified option date will no longer be available. For example, if the insured marries at age 26, the Owner may purchase an additional coverage layer effective as of the date of the marriage. Since there is no specified option date at age 26, the next specified option date available at age 28 will no longer be available. All of the remaining specified option dates (at ages 31, 34, 37 and 40) will continue to be available. On each available specified or alternative option date, the Owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIO.

The Cost of Insurance Charge for any additional coverage layer will be calculated using the insured's age and the most recent underwritten Risk Class for the Policy at the time the GIO is exercised. The additional cost of insurance charges for any additional coverage layer will be deducted monthly from the Policy's Accumulation Value. There is no requirement to pay additional premium when adding an

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additional coverage layer under the GIO. However, adding additional coverage layers will increase the Cost of Insurance Charges under the Policy and it may be necessary to pay additional premium to cover those increased Cost of Insurance Charges. The Cost of Insurance Charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIO. The Policy Change Transaction Charge and a new Surrender Charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

The GIO and the monthly charge deducted for the GIO will terminate when the GIO terminates at the Policy Anniversary nearest the insured's fortieth birthday, which will correspond with the last specified option date under the GIO. The GIO and the monthly charge deducted for the GIO may terminate earlier than the Policy Anniversary nearest the insured's fortieth birthday if an alternative option date occurs after the insured's thirty-seventh birthday and before the Policy Anniversary nearest the insured's fortieth birthday and you elect to add an additional coverage layer on that alternative option date. The additional coverage layers purchased prior to termination of the GIO will continue after the termination of the GIO, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Owner, subject to any surrender charges. You should purchase the GIO if you believe that future changes in the insured's life (e.g., marriage, children) will result in your need for additional Death Benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the GIO and do not exercise the right to purchase additional insurance coverage or Face Amounts on the exercise date, you will still pay a charge for the GIO.

LONG TERM CARE ("LTC") AGREEMENT. The LTC Agreement allows you to accelerate Death Benefits by receiving monthly benefit payments upon the insured meeting certain eligibility requirements. We will pay you a monthly benefit to assist with the expenses associated with the insured's nursing home care or home health care. To be eligible for benefits under this Agreement, the insured must be certified by a licensed health care practitioner to be: (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). In addition, you must submit to us a plan for qualified long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long-term care services. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is receiving long term care services. The elimination period can be satisfied by any combination of days of long-term care facility stay or days of home health care, as those terms are defined in the Agreement. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Agreement is in effect.

The benefit payments made under this Agreement may not cover all of the Insured's long term care costs. The long-term care benefits paid under this Agreement are intended to be "qualified long term care insurance" under federal tax law, and may not be taxable to the Owner. See "Tax Treatment of Policy Benefits." You should consult your tax advisor about the tax impact of purchasing this Agreement.

This Agreement may be added to your Policy at any time after issue, subject to providing us evidence of insurability. We will consider Applications for the LTC Agreement if the insured is receiving long-term care at the time of the request; however, it is unlikely that the insured's evidence of insurability will be satisfactory for issuing the Agreement. This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See "Statement of Additional Information."

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You will select the maximum amount of long-term care benefit (LTC amount) that you want when you purchase this Agreement. The LTC amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy Face Amount or (ii) five million dollars. You may also select either a two
(2%) or four (4%) percent monthly benefit percentage that will be used to calculate your monthly benefit payment.

If you decrease the Face Amount of the Policy, we may lower the amount of long term care benefit (LTC amount) available under the Agreement. If the Policy's Face Amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased Face Amount. If you request a partial surrender of your Accumulation Value, the LTC amount is set equal to the LTC amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the Death Benefit of the Policy (without regard to any Policy loan) after the partial surrender to the Death Benefit of the Policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy Death Benefit is $1,000,000 and the LTC amount is $500,000, a partial surrender of $100,000 would reduce the LTC amount to $450,000, which is calculated as follows: LTC amount before partial surrender ($500,000) multiplied by the ratio of the Death Benefit after partial surrender ($900,000) to the Death Benefit before partial surrender ($1,000,000) or $500,000 x $900,000/$1,000,000 = $500,000 x .90 = $450,000.

The monthly charge for the LTC Agreement will be affected by changes in the long term care Net Amount at Risk. A decrease in the Policy Face Amount will change the long term care Net Amount at Risk even if the LTC amount does not change because the proportion of the Accumulation Value used to reduce the LTC amount to calculate long term care Net Amount at Risk will change. For example, if the Policy face amount is $1,000,000, the LTC amount is $500,000 and the Accumulation Value on the date of the Policy Face Amount reduction is $100,000, the long term care Net Amount at Risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy Face Value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy Face Value is
reduced to $750,000, the new long term care Net Amount at Risk will be $433,333, calculated as follows: LTC amount ($500,000) minus $66,667, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy Face Value ($500,000/$750,000), or $100,000 x .66667 =
66,667. The long term care Net Amount at Risk will not be impacted upon a partial surrender of the Accumulation Value.

When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. In order to begin receiving monthly benefits after the insured is determined to be eligible, you will need to submit evidence that the insured is continuing to incur monthly long term care costs. We may require you to complete any benefit forms on a monthly basis. Payments will generally be paid within fifteen days of when we receive proof that monthly long term care services have been provided.

The maximum monthly benefit will be the lesser of:

    1.The monthly benefit percentage you chose times the LTC amount in effect;
      or

    2.The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.

You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed, however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the LTC amount has been paid, the Insured is no longer eligible for the benefit, the

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Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy loan interest exceed the Accumulation Value, we receive a request to cancel this Agreement or the Insured dies.

In order to continue receiving benefits, you must submit to us, on a monthly basis, evidence that the insured is receiving long term care services. This evidence generally includes invoices for long term care services the insured receives. We may also require, no more frequently than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair).

If you do not send us evidence that the insured is receiving long term care services on a monthly basis, we will not send you the monthly benefit. If you do not submit evidence that the insured is receiving long term care services for a period of three consecutive months, you must submit a request to reinstate monthly benefits and provide additional information to us that the insured continues to be eligible for benefits under the Agreement. We will require i) recertification by a licensed health care practitioner that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair), ii) resubmission of a plan for qualified long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services and iii) evidence that the insured is continuing to incur monthly long term care costs.

If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Segment Term. You will not be allowed to transfer amounts into either of the Fixed Indexed Accounts or the Variable Account when benefits payments are being made under this Agreement.

We will waive the LTC Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against your Accumulation Value. If your Accumulation Value goes to zero while long term care benefits are being paid under this Agreement, we will waive any additional Policy charges. While receiving LTC Agreement benefits, you may not increase the Policy Death Benefit; request a policy loan, or partial surrenders from the Policy. You may request to decrease the Death Benefit or request a partial surrender to make a Policy loan payment. A request for benefits under the Accelerated Death Benefit Agreement may also reduce the amount of benefits you may receive under the LTC Agreement.

When we make a monthly benefit payment under this Agreement, we will reduce the amount of the Death Benefit by the monthly payment. We will waive the Policy Transaction Charge for the Death Benefit change made as a result of a benefit payment under this Agreement. We will also reduce the Accumulation Value in proportion to the reduction in the Death Benefit. The Accumulation Value following an LTC benefit payment will equal the Accumulation Value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the Policy Death Benefit (without regard to any outstanding Policy loan) following the payment of an LTC benefit divided by the Policy Death Benefit (without regard to any outstanding Policy loan) immediately prior to the LTC benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.

This Agreement will terminate when i) we have paid the maximum LTC amount, ii) the insured is no longer eligible for long term care benefits, iii) the Policy terminates due to the loan balance exceeding the Accumulation Value, iv) the Policy terminates due to the death of the Insured, v) the Policy

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terminates upon a complete surrender of the Policy, vi) you terminate the
Agreement by Written Request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in Accumulation Value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy anniversary. See "Termination" and "Partial Surrender."

INFLATION AGREEMENT. The Inflation Agreement provides you the ability to increase your Face Amount of insurance without underwriting every three years based upon increases in the cost of living (the "Cost of Living") as measured by changes in the U.S. Department of Labor Consumer Price Index ("CPI"). On the third anniversary of the issue date of this Agreement, we will calculate a Cost of Living increase and automatically increase the face value of your Policy. We will calculate a Cost of Living Increase on every third Agreement anniversary until the insured reaches the age of sixty. You may refuse to accept a Cost of Living increase; however, if you do so and the insured is over the age of twenty-one, no further Cost of Living increases may be made. If the insured is under the age of twenty-one at the time you refuse a Cost of Living increase, no additional Cost of Living increase offers will be made until after the insured turns age twenty-one.

The amount of the Cost of Living increase will be the lesser of (1) the Policy Face Amount multiplied by two times the increase in the CPI during the previous three years or (2) $100,000. The increase in the CPI is calculated by dividing the CPI on the date five months before the date of the Cost of Living increase by the CPI on the date forty-one months before the Cost of Living increase and subtracting one from that number.

The Inflation Agreement is only available for insureds under the age of sixty. The Owner may purchase the Inflation Agreement at issue subject to underwriting of the insured. The Owner may also add the Inflation Agreement after the Policy is issued, subject to underwriting of the insured. The Inflation Agreement may also be added to Policies that were purchased prior to the initial date the Inflation Agreement was available. The charge shown for the Inflation Agreement is a monthly charge and will apply from the time the Inflation Agreement is added to the Policy until the date the Inflation Agreement terminates. The charge for the Inflation Agreement will not be affected by the purchase of additional insurance.

The Cost of Insurance Charge for any additional insurance will be calculated using the insured's age and the most recent underwritten Risk Class for the Policy at the time the cost of living increase is accepted. The Cost of Insurance Charges for any additional insurance will be deducted monthly from the Policy's Accumulation Value. There is no requirement to pay additional premium when adding additional insurance under the Inflation Agreement. However, accepting the additional insurance increases the Cost of Insurance Charge under the Policy and it may be necessary to pay additional premium to cover the increased Cost of Insurance Charge. The Cost of Insurance Charge for the additional insurance is separate from and in addition to the charge you pay for purchasing the Inflation Agreement.

The Inflation Agreement and the monthly charge deducted for the Inflation Agreement will terminate when the Inflation Agreement terminates. Additional insurance purchased under this Agreement will remain in force until: the Policy Face Amount is reduced or eliminated at the request of the Owner, the Policy terminates or the insured dies.

The Inflation Agreement will terminate on the earliest of: 1) the Policy anniversary nearest to the insured's 59th birthday, 2) the date this Policy is terminated or surrendered, 3) the date we receive your Written Request in Good Order to terminate the Agreement, 4) the date you refuse a Cost of Living increase when the insured is over the age of twenty-one and 5) the insured's date of death.

You should purchase the Inflation Agreement if you believe that the Policy Face Amount needs to keep pace with increases in cost of living as measured by the CPI and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the Inflation Agreement and do not accept the additional insurance coverage or Face Amounts when offered, you will still pay a charge for the Inflation Agreement.

Increasing your Face Amount of insurance may have adverse tax consequences. If you elect the Inflation Agreement, you should consult a tax advisor before increasing your face amount of insurance.

GUARANTEED INCOME AGREEMENT. The Guaranteed Income Agreement ("GIA") is a living benefit agreement that you may add to the Policy. The GIA provides the Owner with an option to exercise the Agreement once certain conditions have been met, and receive guaranteed lifetime benefit payments. The benefit payment is deducted from the Policy's Accumulation Value first through partial surrenders and second through Policy loans. The Policy's surrender charge and partial surrender charges will not apply to the benefit payments. If the partial surrenders and Policy loans equal or exceed the Policy's Accumulation Value, we will add a sufficient amount of money to the Policy Accumulation Value so that the next annual benefit payment under the GIA can be made to the Owner. We will continue to add such amount to the Policy's Accumulation Value for as long as the Policy's Accumulation Value is not sufficient to pay the benefit payment due the Owner. In that case, benefit payments will continue to be made in the form of Fixed Interest Rate Policy loans.

The GIA allows you to receive an annual or monthly benefit payment for the remainder of the insured's lifetime, but not beyond the maturity date of the Policy at the insured's age 121, if all the conditions described below are satisfied. If you elect this benefit payment, the Policy is also guaranteed to remain in force for the lifetime of the insured, but not beyond the insured's age 121, unless you terminate this Agreement. We will calculate the GIA benefit payments using a guaranteed 4% interest rate as shown in the Policy data pages.

To receive benefit payments you must send us a written request to exercise the Agreement. The first benefit payment will be calculated using the exercise effective date, which is the first Policy Anniversary following the day we approve your request to exercise this Agreement. The following conditions must be satisfied before benefit payments can begin.
    (1) The Death Benefit qualification test on your Policy must be the guideline premium test.

    (2) The Level Death Benefit Option must be in effect. If the Level Death Benefit Option is not in effect when you exercise the Agreement, we will change your Death Benefit option to the Level Death Benefit Option as of the exercise effective date.

    (3) The insured must be at least 60 years of age and less than 80 years of age as of the exercise effective date.

    (4) Your Policy must have been in force for at least 10 years as of the exercise effective date.

    (5) The Face Amount of your Policy must equal the minimum amount allowable under the Code. If the Face Amount is not equal to that minimum as of the exercise effective date, we will reduce your Face Amount to be equal to the minimum amount allowable under the Code.

    (6) Other than the Income Protection Agreement, no other Agreements may be in effect as of the exercise effective date. If any other Agreements are in effect, they will terminate as of the exercise effective date.

    (7) You may not exercise the GIA if your Policy premiums or charges were waived under a Waiver of Premium or Waiver of Charges Agreement.

    (8) You may not exercise the GIA if you requested or received funds under the Accelerated Benefit Agreement.

    (9) You cannot receive benefits under the LTC Agreement.

    (10)Your projected annualized benefit payments when you exercise this Agreement must be at least equal to the annual minimum benefit payments shown on your Policy data pages for the remaining life of the insured, but not beyond age 121.

Your written request to exercise this Agreement is subject to your meeting all of the above conditions. We must also receive your request in good order at least 15 calendar days prior to the exercise effective date. When we receive your request to exercise the GIA, we will calculate and notify you of your benefit payment amount. As of the exercise effective date, we will send you a new set of Policy data pages that shows the adjusted Face Amount of the Policy, the exercise effective date, the frequency and the amount of the benefit payment that you will receive, and the minimum Death Benefit that applies to your Policy. The benefit payments will begin on the exercise effective date.

We will automatically transfer all of your Variable Account Accumulation Value to the Guaranteed Interest Account on the exercise effective date. If you have allocated Accumulation Value to any of the Fixed Indexed Accounts, we automatically transfer Fixed Indexed Account Accumulation Value to the Guaranteed Interest Account at the end of the Segment Term where the Segment Term ends after the exercise effective date. Accumulation Value in the Fixed Loan Account will remain in that Account after the exercise effective date.

Although the allocation of your Variable Account Accumulation Value to the Guaranteed Interest Account may have the effect of mitigating declines in your Policy Accumulation Value in the event of a significant decline in equity market valuations, doing so will also generally result in your Policy Accumulation Value increasing to a lesser degree than the equity markets when the value of equity investments rise. This may deprive you of the benefits of increases in equity market values under your Policy.

There is no charge for the GIA when you purchase the Policy, however, we will assess a one-time charge against your Accumulation Value on the exercise effective date. The charge will not exceed the maximum charge shown for the GIA on your Policy data pages. There is no other charge for this Agreement.

After the exercise effective date, the minimum amount of Death Benefit as of each Policy Anniversary will be equal to that shown on your Policy data pages that we send to you as of the exercise effective date. Upon request, we will tell you the minimum Death Benefit payment as of any date not shown. Partial surrenders taken from your Policy as a result of the GIA will reduce the Policy Face Amount and Death Benefit. However, we will not allow the Face Amount to go below the minimum Death Benefit as described in the Policy form. Since you may be taking Policy loans and we may be increasing the Policy's Accumulation Value based upon the guarantee provided by the GIA, the amount of Death Benefit proceeds payable at the insured's death may be different than the minimum Death Benefit shown on your Policy data pages.

Since the Policy's Death Benefit will be reduced to the minimum amount allowable under the Code after the exercise effective date, Owners who also purchase the Income Protection Agreement should be aware that the benefits payable under that Agreement will be lower as a result of exercising the GIA. Owners should consider the impact of the lower Policy Death Benefit on their individual circumstances before exercising the GIA.

Benefit payments made after the exercise effective date will first be taken from the Policy as a partial surrender until the Policy's investment in the contract, as defined in the Code, is reduced to zero. After that, benefit payments will be taken in the form of Fixed Policy Rate Loans until the amount of such loans equals the Policy's Accumulation Value. If, at the time of any benefit payment, there is insufficient Surrender Value to account for the full benefit payment, we will increase the Policy's Accumulation Value by an amount such that the Surrender Value will equal the next benefit payment.

The tax treatment of amounts we add to your Policy after there is insufficient Surrender Value to continue benefit payments is uncertain. While we believe that such payments are not taxable to the recipient, the Internal Revenue Service or the courts could take a different position. You should consult your tax advisor regarding the taxability of amounts we contribute to the Policy or benefit payments made after we begin adding amounts to the Accumulation Value of your Policy.

Once we determine your benefit payment as of the exercise effective date, we do not anticipate that it will change. However, in order to keep your Policy qualified as life insurance under the Code, we may require you to take a partial surrender that is not a benefit payment. Any required partial surrender necessary to keep your Policy qualified as life insurance will be equal to the remaining investment in the contract, as defined in the Code. At that time, we will calculate a new benefit payment and determine a new set of minimum Death Benefit amounts. The calculation will be done using the same information that was used to calculate benefit payments as of the exercise effective date; except that the required partial surrender amount and previous benefit payments will be taken into account. As a result, the new benefit payment will likely be less than that calculated as of the exercise effective date because the Accumulation Value will be reduced by the required partial surrender amount. We will send you new Policy data pages showing the revised benefit payment and minimum Death Benefit amount.

After the exercise effective date, you may no longer:

    (1) request any Policy loans;

    (2) change the type of Policy loan interest rate;

    (3) pay any additional premiums;

    (4) request any Policy Changes; and

    (5) request any transfers of Accumulation Value.

The GIA will terminate 1) if the Policy is surrendered or otherwise terminates,
2) if you or the insured fail to meet any of the conditions for exercise of the GIA after the date you have sent us written notice of your request to exercise the Agreement, but prior to the exercise effective date, 3) or the death of the insured, or 4) or the date we receive your written request to cancel the Agreement. The GIA may be reinstated if the Policy is also reinstated in accordance with its provisions and it is prior to the Policy Anniversary nearest the insured's age 95.

You should consider purchasing and exercising this Agreement if you want to have a guaranteed stream of benefit payments during the lifetime of the insured and no longer desire to maximize the Death Benefit available under the Policy.

NOTE: We designed the GIA to protect you from outliving the assets underlying your Policy Accumulation Value. If you terminate the GIA or die before your Policy Accumulation Value is reduced to zero, neither you nor your estate will receive any benefit payments from us under the GIA, nor will the GIA provide any build-up of Accumulation Value for benefit payments. If the interest credited to your Accumulation Value in the GIA is sufficient to sustain periodic benefit payments under the GIA, your Policy Accumulation Value may never be reduced to zero and we will not be required to make payments to your Policy Accumulation Value to support benefit payments. Owners who add the GIA should take into consideration that their Policy Accumulation Value on the exercise effective date may not be sufficient to provide the minimum benefit payment until the insured's age 121. In that case, they will not be able to exercise the GIA.

INCOME PROTECTION AGREEMENT. You may elect to add the Income Protection Agreement ("IPA"), which gives you the right to elect that all, or a part, of the Policy's Death Benefit proceeds be paid in installment payments. The election under the IPA is irrevocable, which means it may not be changed as long as the Policy is in force. The IPA does not change the total amount of the Death Benefit proceeds payable under the Policy, however, to the extent the IPA applies to the Death Benefit proceeds, the payment of those proceeds will be in a lump sum and in installments as you specify under the IPA. The installment payments will include interest, which is calculated using a 1% annual effective rate of interest rate.


The installment payments are calculated by multiplying the IPA amount by a percentage between 25% and 100%, which you choose when You apply for the Policy. The IPA amount is the amount by which the Death Benefit proceeds payable under the IPA are defined and includes the Face Amount of the Policy plus any term insurance agreement amount on the insured's life. We will show you the IPA amount on your Policy data pages.


When you apply for this Policy, you must choose what percentage of the IPA amount is subject to payment as a lump sum, and what percentage is subject to payment in installments. You must also choose the frequency of the installment payments, either monthly or annually that are made during the installment period. You must also choose the installment period, which can be from ten to thirty years. When we issue the Policy, we will tell you the lump sum amount and the amount of each installment payment based upon the Face Amount of the Policy, plus any term insurance. Your election of the length and frequency of installment payments is irrevocable when made on the application for the Policy.

The number of years for which the Policy Death Benefit proceeds would be paid installment payments is dependent upon the insured's age on the date of death and is shown on the Policy data pages. You cannot elect to have installment payments made for more than 30 years nor may they extend beyond the Policy Anniversary nearest where the insured would have reached age 95. The final installment payment may be made at an earlier date if you tell us on the Policy application.

If you change the Policy Face Amount or the amount of any term insurance, we will automatically increase or decrease the IPA amount accordingly. In addition, if you increase the Policy Face Amount, you may request to change the percentage that will apply to the IPA and the lump sum Death Benefit proceeds. However, it is within our sole discretion to approve any requested change and the insured will be required to provide evidence of good health satisfactory to us. If, at the insured's death, the Death Benefit proceeds are different than those shown on the Policy data pages, the lump sum amount and installment amount will be adjusted proportionately.

If you add the IPA to your Policy and have taken an accelerated death benefit, a long term care agreement benefit or a Policy loan, we will reduce the amount of the lump sum payment by the amount of the accelerated death benefit or long term care agreement benefit taken, and/or the amount of the Policy loan, plus unpaid interest. If the accelerated death benefit or long term care agreement benefit taken and/or Policy loan, plus unpaid interest, reduces the lump sum payment to zero, we will further reduce the installment payment amounts by any remaining accelerated death benefit or long term care agreement benefit taken and/or any remaining Policy loan, plus unpaid interest.

When we receive a claim for Death Benefit proceeds in good order, we will send the Beneficiary at the address we have on record a confirmation of the scheduled installment payments. The IPA will not affect the amount of the Death Benefit proceeds payable, it will only impact the manner in which those amounts are paid. We will send the Beneficiary a report each year telling them the amount of installment payments that are considered interest income.

The IPA Agreement is designed to pay installment payments over a ten to thirty year period to a named Beneficiary. If that Beneficiary dies prior to his or her share of the Policy Death Benefit proceeds being paid in full, we will continue the installment payments to a successor Beneficiary, named by the initial Beneficiary. If no successor Beneficiary is named, or if no successor Beneficiary is living at the time of the initial Beneficiary's death, we will pay the installment payments to the estate of the deceased Beneficiary. If there is no named Beneficiary at the Insured's death, we will pay the installment payments to the Owner, or if the Owner and the Insured are the same, to the estate of the Insured.

We may, at our own discretion, assess a lower cost of insurance charge against your Policy Accumulation Value if you elect the IPA. The lower cost of insurance charge is not guaranteed and may change at any time.

This Agreement will terminate on the earlier of:

    (1) the date when your Policy terminates or is surrendered;

    (2) the death of the insured; or,

    (3) the termination date shown on the Policy data pages.

If the Policy to which the IPA is attached is reinstated in accordance with its provisions, the IPA must also be reinstated provided that the Policy Anniversary nearest the insured's age 95 has not occurred.

You should consider adding the IPA if you would like your named Beneficiary to receive all or part of the Policy Death Benefit proceeds in installment payments over a period of up to thirty years. When deciding to add the IPA, you should keep in mind that the IPA is irrevocable, payments may be deferred for up to thirty years and interest on the Death Benefit proceeds that are subject to the IPA is set at one percent at issue. Purchasers that desire to maximize the Policy's Accumulation Value may also want to consider adding the IPA because we may, but are not required to, reduce the cost of insurance charges while the insured is alive. There is no charge for the IPA.

NOTE: Any amounts paid that are in excess of your Accumulation Value under a supplemental benefit are subject to our financial strength and claims paying ability.


BUSINESS CONTINUATION AGREEMENT. The Business Continuation Agreement (BCA) guarantees you the right to increase the face amount of this Policy, referred to as a new coverage layer, without evidence of insurability, at the death of a designated life.

The applicant will name the person or persons who will serve as the designated life in the application for this Agreement. There may be as many as five designated lives and the person or persons named as designated lives must also be underwritten and approved for a separate life insurance policy at the time of your application. A designated life may not be changed after the Policy is issued.

The minimum amount of additional coverage layer available for each designated life is $5,000 and the maximum amount of additional coverage layer available is the lesser of $10,000,000 or two times the face amount of the base Policy on which the BCA is added. At the time the BCA is purchased, the policy owner will specify the amount of additional coverage layer that will be available upon the death of the designated life. The BCA is subject to the insured providing evidence of insurability satisfactory to us.

The amount of the coverage layer for each designated life will begin to be phased out at the policy anniversary nearest to the insured's age 76. The phase out amount is equal to the maximum amount of additional coverage layer chosen for the designated life, multiplied by the percentage corresponding to the anniversary nearest the insured's age for each policy anniversary as shown in the following table:



                       ANNIVERSARY NEAREST
                         INSURED'S AGE      PERCENTAGE
                       -------------------  ----------
                        Prior to age 76        100%
                            Age 76              80%
                            Age 77              60%
                            Age 78              40%
                            Age 79              20%
                            Age 80               0%

At the death of a designated life, you may exercise the right to add an additional coverage layer to this policy during the ninety day period (Option Period) immediately following the date of the designated life's death. You must notify us in writing that you are exercising your right to add a new coverage layer. We must also receive the following information, in Good Order, at our Home Office during the Option Period:

    (1)proof satisfactory to us of the designated life's death; and

    (2)a completed application for the new coverage layer.

If the insured dies within the Option Period following the death of a designated life, but not simultaneously with the designated life, we will pay the maximum increase amount to the beneficiary of this policy. If the insured and the designated life die at the same time, or under circumstances in which the order of death cannot be determined, we will pay one-half of the maximum increase amounts to the beneficiary of this policy.

If premiums or charges are being waived because the insured is totally disabled, the increase available will be limited to one-half of the maximum increase amount.

The monthly charge shown for the BCA will apply from the time the BCA is added to the Policy until the date the Agreement terminates. The monthly charge for any designated life under the BCA will terminate as of the date of death of the designated life.

The BCA will terminate at the earliest of the following events:

    (1)the date the policy is surrendered or terminated; or

    (2)the date we receive a written request to cancel the agreement; or

    (3)the date of the death of the insured; or

    (4)the end of the Option Period following the death of the last designated life; or

    (5)the policy anniversary nearest the insured's 80th birthday.

The cost of the insurance charge for any additional coverage layer will be calculated using the insured's age and underwritten risk class for the Policy at the time the BCA was issued. If a coverage layer has been added after issuance of the agreement at a more favorable risk class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten risk class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional coverage layer under the BCA. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the BCA. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

Any additional coverage layers purchased during an Option Period will continue after the termination of the BCA, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Policy Owner.

You should purchase the BCA if you believe that the future death of a designated life will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the BCA and do not exercise the right to purchase additional coverage layers during an Option Period, you will still pay a charge for the BCA.

GUARANTEED INSURABILITY OPTION FOR BUSINESS. The Guaranteed Insurability Option for Business (GIOB) guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on specified Option Dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $200,000 or 20% of the face amount of the base Policy on which the GIOB is added. At the time the GIOB is purchased, the policy owner will specify the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified Option Date, which must be between $100,000 and $200,000. If premiums or charges are being waived because the insured is totally disabled, the additional coverage layer increase available will be limited to one-half of the maximum you chose when you applied for the Policy. The GIOB is only available for insureds between the ages of eighteen and fifty-two. The Policy Owner may purchase the GIOB at issue subject to underwriting of the insured. The Policy Owner may also add the GIOB after the policy is issued subject to the underwriting of the insured. After August 22, 2015, the Policy owner may also add the GIOB after the Policy is issued, subject to the underwriting of the insured. The charge shown for the GIOB is a monthly charge and will apply from the time the GIOB is added to the Policy until the date the GIOB terminates. The GIOB will terminate on;

    (1)the last available Option Date (described below); or

    (2)the date the policy is surrendered or terminated; or

    (3)the date we receive your written request to cancel this agreement; or

    (4)the date of the insured's death.

The GIOB charge varies based upon the insured's age and tobacco status. The charge for the GIOB will not be affected by the purchase of the additional coverage layer on a specified Option Date.

The GIOB guarantees that the policy owner will be able to purchase an additional coverage layer on specified Option Dates. The specified Option Dates vary by issue age. On each available Option Date, the policy owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIOB. The following table shows the Option Dates available based upon the insured's age of the insured when the GIOB is issued:



                                                                                        OPTION DATES
---------------------------------------------------------------------------------------------------------------------------
Issue Age       22            25            28            31            34            37            40            43
---------------------------------------------------------------------------------------------------------------------------
18-21      (square root) (square root) (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
22-24                    (square root) (square root) (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
25-27                                  (square root) (square root) (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
28-30                                                (square root) (square root) (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
31-33                                                              (square root) (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
34-36                                                                            (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
37-39                                                                                          (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
40-42                                                                                                        (square root)
---------------------------------------------------------------------------------------------------------------------------
43-45
---------------------------------------------------------------------------------------------------------------------------
46-48
---------------------------------------------------------------------------------------------------------------------------
49-51
---------------------------------------------------------------------------------------------------------------------------
52



------------------------------------------------------------------
Issue Age       46            49            52            55
------------------------------------------------------------------
18-21
------------------------------------------------------------------
22-24
------------------------------------------------------------------
25-27
------------------------------------------------------------------
28-30
------------------------------------------------------------------
31-33      (square root)
------------------------------------------------------------------
34-36      (square root) (square root)
------------------------------------------------------------------
37-39      (square root) (square root) (square root)
------------------------------------------------------------------
40-42      (square root) (square root) (square root) (square root)
------------------------------------------------------------------
43-45      (square root) (square root) (square root) (square root)
------------------------------------------------------------------
46-48                    (square root) (square root) (square root)
------------------------------------------------------------------
49-51                                  (square root) (square root)
------------------------------------------------------------------
52                                                   (square root)

When you add a coverage layer, you are buying additional life insurance for which you will pay cost of insurance charges. The cost of the insurance charge for any additional coverage layer will be calculated using the insured's age and underwritten risk class for the Policy at the time the GIOB was issued. If a coverage layer has been added after issuance of the agreement at a more favorable risk class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten risk class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional layer under the GIOB. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIOB. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

The additional coverage layers purchased prior to termination of the GIOB will continue after termination of the GIOB, unless such additional coverage layer is subsequently reduced or eliminated at the request of the policy owner. You should purchase the GIOB if you believe that future changes in the insured's life (e.g. death of a business partner, increase in business value) will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional coverage because of the health or lifestyle concerns. If you purchase the GIOB and do not exercise the right to purchase additional insurance coverage or face amounts on the exercise date, you will still pay a charge for the GIOB.

PREMIUM DEPOSIT AGREEMENT. The Premium Deposit Agreement allows you to send us up to three payments to pay your annual premium for a period of two to ten years. The payments will be held in a Premium Deposit Account, a part of our General Account, and interest will be credited on those payments. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50%, the PDA Minimum Rate, on each payment to the Premium Deposit Account for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on payments to the Premium Deposit Account for the duration the payment remains in the Account. We will provide you with the current Premium Deposit Account interest rate upon request.

Each year, we will withdrawal a portion of the payment(s) held in a Premium Deposit Account and pay from our General Account interest credited on that amount to pay your annual premium. Amounts held in the Premium Deposit Account may only be used to pay Policy premiums.

When you add the Premium Deposit Agreement to your Policy, we will send you a confirmation showing the annual withdrawal from the Premium Deposit Agreement account and the interest we will credit on that amount. The following example demonstrates how the Premium Deposit Agreement works:

The policy owner requests the Premium Deposit Account and wishes to have 10 annual premium payments of $10,000 each. Assuming an interest rate of 2.75%, we would require a deposit into the Premium Deposit Account of $78, 776.78. The initial $10,000 premium payment would need to be made in addition to the deposit into the Premium Deposit Account. The following chart depicts the withdrawals and interest earned for each Premium payment made from the Premium Deposit Amount:



        ANNUAL PREMIUM  ANNUAL PREMIUM AMOUNT WITHDRAWN TAXABLE INTEREST
        PAYMENT YEAR      TO BE PAID       FROM PDA          EARNED
        ------------    -------------- ---------------- ----------------
             2            $10,000.00      $9,732.36          $267.64
             3            $10,000.00      $9,471.88          $528.12
             4            $10,000.00      $9,218.38          $781.62
             5            $10,000.00      $8,971.66        $1,028.34
             6            $10,000.00      $8,731.54        $1,268.46
             7            $10,000.00      $8,497.85        $1,502.15
             8            $10,000.00      $8,270.41        $1,729.59
             9            $10,000.00      $8,049.06        $1,950.94
             10           $10,000.00      $7,833.64        $2,166.36



On the first Policy Anniversary (the second Annual Premium Payment Year), we would withdraw $9,732.36 from the Premium Deposit Account and credit $267.64 in interest from our General Account to pay the annual premium of $10,000 ($9,732.36 + $267.64 = 10,000). The interest of $267.64 will be reported to the policy owner as taxable on an IRS Form 1099-INT.

If you request a surrender of any amount held by us under the Premium Deposit Agreement, we will treat it as a request to surrender the Agreement and will refund all of the remaining balance in the Premium Deposit Account to you along with interest credited at the PDA Minimum Rate for the portion of each payment remaining in the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the last premium payment was made from the Premium Deposit Account.

If the insured dies while the Policy and the Premium Deposit Account are in force, we will pay the Death Benefit payable under the Policy as well as any remaining balance in the Premium Deposit Account. We will pay you interest on that remaining balance, using the then current interest rate for the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the last premium payment was made from the Premium Deposit Account.

The Premium Deposit Agreement is available at issue without underwriting and is available after the Policy is issued. You should consider adding this Agreement to your Policy if you want to only make three or fewer payments during the life of the Policy and would like us to automatically pay your Policy premiums for the periods you elect. There is no charge for this Agreement.


OTHER MATTERS

FEDERAL TAX STATUS

INTRODUCTION. The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE INDIVIDUAL VARIABLE UNIVERSAL LIFE
ACCOUNT. We are taxed as a "life insurance company" under the Code. The operations of the Variable Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Account or on capital gains arising from the Variable

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Account's activities. The Variable Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

At the present time, we make no charge to the Variable Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. However, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or the Policies.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract Owners are not the Owners of the assets generating those benefits.

TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on a standard rate class basis (other than those with a Cash Extra Charge) should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis or with a Cash Extra Charge and it is not clear whether such policies will in all cases satisfy the applicable requirements. If a Policy were determined not to be a life insurance contract for federal income tax purposes, that Policy would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, Owners of life insurance contracts who retain excessive control over the investment of underlying assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying assets.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

GENERAL. We believe that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A tax adviser should be consulted on these consequences.

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Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Policies classified as MECs are subject to the following tax rules:

    1.All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    2.Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

    3.A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary or designated Beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must

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be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with fixed interest rate Policy loans after your Policy has been in force for ten years or more are less clear and a tax adviser should be consulted about such loans.

While we believe that distributions and Policy loans made under the terms of the Guaranteed Income Agreement will generally not be taxed to the Owner, the IRS or the courts could reach a different result. Owners that have added the GIA should consult a tax advisor regarding the tax treatment of distributions and loans under the GIA.

Finally, the 10 percent additional income tax does not apply to distributions or loans from or secured by a Policy that is not a MEC.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

SETTLEMENT OPTIONS. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. If you have added the IPA to your Policy, a portion of the installment payments under the IPA will be treated as taxable interest income to the Beneficiary. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

MULTIPLE POLICIES. Under the Code, all MECs issued by us (or an affiliated company) to the same Policy Owner during any calendar year will be treated as one MEC for purposes of determining the amount includable in gross income under
Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or terminated, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

REINSTATEMENTS. You may have adverse tax consequences if you request that we reinstate your Policy after it has terminated with no Accumulation Value or for non-payment of premiums. For example, reinstatements that occur more than ninety days after a Policy terminates with no Accumulation Value or for non-payment of premium could automatically be classified as a MEC. You should consult your tax advisor before you reinstate your Policy.

OVERLOAN PROTECTION AGREEMENT. Anyone contemplating the purchase of the Policy with the Overloan Protection Agreement should be aware that the tax consequences of the Overloan Protection Agreement have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Agreement is exercised. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Agreement.

LONG TERM CARE AGREEMENT. We believe the LTC Agreement qualifies as long term care insurance under the Code, however, you should be aware that the tax treatment of long term care benefits is

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uncertain. The IRS could assert that a portion or all of the long term care benefits could be taxable to the Owner of the Policy when those benefits are paid. You should consult a tax advisor regarding the tax risks associated with benefit payments from the LTC Agreement.

GUARANTEED INCOME AGREEMENT. We believe that the Policy will continue to qualify as life insurance under the Code after the GIA exercise effective date and that distributions and Policy loans made under the terms of the GIA will generally not be taxed to the Owner. However, the IRS or the courts could reach a different result. In addition, Policy loans that are used to make GIA benefit payments will have a net interest rate charge of .10 percent. We do not believe that these types of wash loan provisions are taxable Policy distributions; however, their tax treatment is uncertain and the IRS or the courts could reach a different conclusion. Owners that have added the GIA should consult a tax advisor regarding the tax treatment of distributions and loans under the GIA.

WITHHOLDING. To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

OTHER TRANSACTIONS. Changing the Policy Owner may have tax consequences. Pursuant to Section 1035(a)(1) of the Code, exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a MEC. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

BUSINESS USES OF POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. In particular, Section 101(j) of the Code added in 2006, denies the tax-free treatment of Death Benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain Beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of to the proposed purchase.

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

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SPLIT-DOLLAR ARRANGEMENTS.  A tax adviser should be consulted with respect to the split-dollar regulations if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of federal estate tax if the insured owned the Policy. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

AMERICAN TAXPAYER RELIEF ACT OF 2012 The American Taxpayer Relief Act of 2012 ("ATRA") was enacted on January 2, 2013, and succeeds many of the provisions of the Economic Growth and Tax Reconciliation Act of 2001 ("EGTRRA"), which expired on December 31, 2012. ATRA establishes permanent exclusion amounts and rate structures for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2012. The estate, gift, and generation skipping transfer tax exclusion amounts established under ATRA are annually adjusted for inflation. In addition, ATRA makes several transfer tax provisions originally introduced by EGTRRA permanent.


For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.


The complexity of ATRA, together with how it may affect existing estate planning, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

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It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

TAX SHELTER REGULATIONS. Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

MEDICARE TAX ON INVESTMENT INCOME. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

VOTING RIGHTS

We will vote the Fund shares held in the various Sub-Accounts of the Variable Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's Accumulation Value in a Sub-Account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. We will vote Fund shares held by the Variable Account as to which no instructions are received in proportion to the voting instructions which are received from Policy Owners with respect to all policies participating in the Variable Account. Proportional voting may result in a small number of Policy Owners determining the outcome of the vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only:

  . if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of Policy Owners, or

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  .  if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through a special notice.

COMPENSATION PAID FOR THE SALE OF POLICIES

Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell the Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives, which is described in more detail below. Securian Financial may also receive compensation from an underlying Fund or its affiliates as described in more detail in the "Payments Made by Underlying Mutual Funds" section of this prospectus. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy charges described elsewhere in this prospectus.

PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL. Except for Policies with the Early Values Agreement ("EVA"), commissions to registered representatives of Securian Financial on the sale of Policies include:

  . Up to 62.1 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy.

  . Up to 3.24 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

  . We will also pay up to 3.24 percent on all premiums (up to the target premium) paid in years three through ten.

  . On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through ten and .81 percent in Policy Years 11 and greater.


For Policies issued prior to January 30, 2015 and that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. All other compensation is the same as on Policies without EVA.


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For Policies issued after January 30, 2015 and that have the EVA, commissions to registered representatives of Securian Financial on the sale of Policies include:

  . Up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy. If the target premium is less than $20,000 we pay up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. If the target premium is greater than or equal to $20,000 but less than $500,000 we pay up to 7.29 percent of that same dollar amount of gross premium in each of the six years following the payment of such premiums. If the target premium is greater than or equal to $500,000 we pay up to 5.94 percent of that same dollar amount of gross premium in each of the nine years following the payment of such premiums.

  . Up to 3.24 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

  . Up to 3.24 percent on all premiums (up to the target premium) paid in years three through five.

  . Up to 2.97 percent on all premiums (up to the target premium) paid in years six through ten.

  . On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through five, 1.35 percent in Policy Years six through ten, and .54 percent in Policy Years 11 and greater.

  . We will also pay additional compensation up to .054 percent of the Accumulation Value (net of policy loan) in Policy Years six and later.


In addition, based uniformly on the sales of all insurance policies by registered representatives of Securian Financial, we and Securian Financial will award credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits, including occasional entertainment, based on their contract with us.

We make additional payments for sales of the Policies to general agents who manage registered representatives. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

PAYMENTS TO BROKER-DEALERS. We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their registered representatives all or a portion of the commissions received for their sales of the Policy. We may also pay other broker-dealers amounts to compensate them for training and education meetings for their registered representatives.

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

All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.

LEGAL PROCEEDINGS

Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Individual Variable Universal Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Individual Variable Universal Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Individual Variable Universal Life Account.

FINANCIAL STATEMENTS

The financial statements of the Minnesota Life Individual Variable Universal Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from us upon request. To request a Statement of Additional Information, call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

REGISTRATION STATEMENT

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, with the same date, containing further information about the Variable Account and the Policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of Death Benefits, cash Surrender Values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about the Variable Account (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.

The table of contents for the Statement of Additional Information is as follows:

       General Information and History
       Services
       Additional Information
       Underwriters
       Underwriting Procedures
       Settlement Options
       Illustrations
       Experts
       Other Information
       Financial Statements

Investment Company Act No. 811-22093

APPENDIX -- GLOSSARY

ACCUMULATION VALUE: The sum of the values under the Policy in the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account.

AGE: The Issue Age plus the number of complete Policy Years elapsed.

AGREEMENT: Any benefit, other than the base Policy, made a part of this Policy.

APPLICATION: The form completed by the proposed insured and/or proposed Owner when applying for coverage under the Policy. This includes any:

  .  amendments or endorsements;
  .  supplemental Applications; or
  .  reinstatement Applications.

BENEFICIARY(IES): The person(s) so named in the Application, unless later changed, to whom any Death Benefit is payable upon the death of an insured, subject to the conditions and provisions of the Policy.

CODE: The U.S. Internal Revenue Code of 1986, as amended.

DEATH BENEFIT: The amount payable to the Beneficiary upon the death of the insured, according to the conditions and provisions of the Policy.

FACE AMOUNT: The amount we use in determining the insurance coverage of an insured's life.

FIXED INDEXED ACCOUNT: A Fixed Indexed Account is part of our General Account. We may credit Index Credits to your Accumulation Value allocated to Segments in the Fixed Indexed Accounts based in part on the investment performance of the S&P 500(R) , subject to any Growth Cap and Participation Rate. We make available four Fixed Indexed Account options under the Policy, Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account.

FIXED LOAN ACCOUNT: Part of our General Account where we transfer amounts from the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account and the Fixed Indexed Accounts as collateral for fixed interest rate Policy loans.

FREE LOOK PERIOD: The period during which you may examine and return the Policy to us at our Home Office and receive a refund.

FUND: An open-end diversified management investment company or unit investment trust in which the Minnesota Life Individual Variable Universal Life Account invests.

GENERAL ACCOUNT: All assets of the Minnesota Life Insurance Company other than those in the Minnesota Life Individual Variable Universal Life Account or other separate accounts established by us.

GOOD ORDER: This means the actual receipt by us of the instructions relating to a transaction in writing-or when appropriate by telephone or the internet along with all completed forms, documents, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "Good Order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We reserve the right to change our requirements for what constitutes Good Order and which documents and forms are required in order for us to complete a transaction request.

GRACE PERIOD: A 61-day period after which a Policy will terminate if you do not make a sufficient payment.

GROWTH CAP: The Growth Cap is the maximum growth rate for a Segment that is used to determine the amount of any Index Credit for the Segment.

GUARANTEED INTEREST ACCOUNT: The Guaranteed Interest Account is part of our General Account. We credit Accumulation Value in the Guaranteed Interest Account with a fixed rate of interest guaranteed to be no less than a 2 percent annually.

HOME OFFICE: Our office at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500.


INDEX OR S&P 500(R). Standard & Poor's 500(R) Composite Stock Price Index, excluding dividends.


INDEX CREDIT: The amount of interest we may credit for an Index Credit Term to your Accumulation Value allocated to a Segment. The amount of an Index Credit is determined by reference to the investment performance of the S&P 500(R) over the Index Credit Term, subject to certain conditions, including any Growth Cap and Participation Rate.

INDEX CREDIT TERM: The time period over which changes in the underlying indices of a Segment are measured for purposes of calculating the Index Credit for that Segment. Currently, all Index Credit Terms and Segments have durations of one year.

INITIAL FACE AMOUNT: The Face Amount on the Policy Date.

INITIAL MINIMUM PREMIUM: The amount of premium required to put the Policy in force. The Initial Minimum Premium is the monthly Initial Minimum Premium shown on the Policy data pages multiplied by three (3) months plus the number of complete months from the Policy Date to the date of payment.

ISSUE AGE: The insured's age at nearest birthday as of the Policy Date.

INTERIM ACCOUNT: The Interim Account is part of our General Account and contains Net Premiums and Accumulation Value transferred from the Guaranteed Interest Account and the Variable Account that you have directed us to place in a Fixed Indexed Account. On each Interim Account Transfer Date, we transfer Accumulation Value in the Interim Account to the Fixed Indexed Accounts according to your allocation instructions.

INTERIM ACCOUNT TRANSFER DATE: The third Friday of each month, which is the date we transfer your Accumulation Value in the Interim Account, including interest credited on amounts in the Interim Account, to a Fixed Indexed Account according to your allocation instructions.

MEC: A modified endowment contract, as defined under the Code.

NET AMOUNT AT RISK: The value equal to the Death Benefit as of the most recent monthly Policy Anniversary divided by the Net Amount at Risk divisor (as shown on the Policy data pages), and reduced by the Policy Accumulation Value at the beginning of the Policy month, before deduction of the current month's Cost of Insurance Charge.

NET PREMIUM: The amount of premium after the Premium Charge has been deducted.

OWNER (YOU, YOUR): The person named in the Application as the Owner, unless later changed.

PARTICIPATION RATE: A percentage of the growth rate for a Segment used to determine the amount of any Index Credit for the Segment at the end of the Segment Term.

PLANNED PREMIUM: The amount of premium you plan to pay for the Policy on a periodic basis. Planned premiums serve as the basis for premium payment reminder notices. Payment of Planned Premiums may not necessarily keep the Policy in force.

POLICY ANNIVERSARY: The same day and month as your Policy Date for each succeeding year your Policy remains in force. A monthly Policy Anniversary is the same day as your Policy Date for each succeeding month your Policy remains in force.

POLICY DATE: The date shown on the Policy data pages, which is the date from which we determine Policy Anniversaries, Policy years, and monthly Policy Anniversaries.

POLICY LOAN INTEREST: The amount of interest we charge you on any outstanding Policy loan balance under your Policy.

POLICY YEAR: A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO: A separate investment Portfolio of a Fund. Each Sub-Account invests exclusively in one Portfolio of a Fund.

RISK CLASS: The classification of the insured, based on the Underwriting Class combined with the Tobacco Class.

SEC: The Securities and Exchange Commission, a United States government agency.

SEGMENT: A Segment is part of a Fixed Indexed Account and is created by the allocation of Net Premium, transfer of Accumulation Value from the Interim Account or rollover of Accumulation Value from a prior Segment. We may credit an Index Credit to your Accumulation Value allocated to a Segment based in part on the investment performance of the S&P 500(R) , subject to any Growth Cap and Participation Rate.

SEGMENT DATE: The Segment Date is the date a Segment is created. Segment years, Segment anniversaries, and Segment terms are all measured from that date.

SUB-ACCOUNT: A subdivision of the Minnesota Life Individual Variable Universal Life Account. We invest each Sub-Account's assets exclusively in shares of one Portfolio.

SURRENDER VALUE: The amount available to you when your Policy is surrendered or terminates. The Surrender Value equals the Accumulation Value, less any unpaid policy charges, any outstanding Policy loan, and unpaid Policy Loan Interest and any applicable Surrender Charge.

TERMINATION: When your Policy terminates without value after a Grace Period. You may reinstate a terminated Policy, subject to certain conditions.

TOBACCO CLASS: Based on the tobacco use habits of the insured, with the insured designated as either "tobacco" or "non-tobacco."

UNDERWRITING CLASS: The classification of the insured based upon the level of mortality risk that we assume.

UNIT: A measure of your interest in a Sub-Account of the Minnesota Life Individual Variable Universal Life Account.

UNIT VALUES: The value of a Sub-Account Unit that is multiplied by the number of Units in the Sub-Account to determine the Sub-Account value. The Unit Value is calculated as of the end of a Valuation Date by multiplying its value on the preceding Valuation Date by the investment factor determined for that Sub-Account.

UNIT VALUE CREDIT: A credit we may provide which is used in the determination of the net investment factor for each Sub-Account.

VALUATION DATE: A Valuation Date is any date on which the New York Stock Exchange ("NYSE") is open for trading, except for any days specified in the prospectus for the Policy and any day the Portfolio corresponding to a Sub-Account does not value its shares. A Valuation Date ends at the close of trading on the NYSE for that day.

VARIABLE ACCOUNT: The Minnesota Life Individual Variable Universal Life Account.

WRITTEN REQUEST: A request in writing signed by you. We may require that your Policy be sent in with a Written Request.

                      STATEMENT OF ADDITIONAL INFORMATION

                       MINNESOTA LIFE INSURANCE COMPANY
                            400 ROBERT STREET NORTH
                          SAINT PAUL, MINNESOTA 55101

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

              ML PREMIER VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the prospectus for the variable universal life insurance policy (the "Policy") offered by Minnesota Life Insurance Company ("Minnesota Life"). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the investment options. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101.


                                  MAY 1, 2015


TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                              2
SERVICES                                                                     2
ADDITIONAL INFORMATION                                                       2
UNDERWRITERS                                                                 3
UNDERWRITING PROCEDURES                                                      4
SETTLEMENT OPTIONS                                                           4
ILLUSTRATIONS                                                                5
EXPERTS                                                                     10
OTHER INFORMATION                                                           10
FINANCIAL STATEMENT

ML PREMIER VUL                          1

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On June 11, 2007, our Board of Directors established a separate account, called the Minnesota Life Individual Variable Universal Life Account ("the Account"), in accordance with certain provisions of the Minnesota insurance law. The Account is registered as a unit investment trust separate account with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Account.

SERVICES

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank and Trust Company, which includes overnight calculation of unit value amounts. Minnesota Life oversees State Street's performance of these services.

ADDITIONAL INFORMATION

ASSIGNMENT You may assign this policy by forwarding to us a written request in good order in advance of such assignment. We reserve the right, except to the extent prohibited by applicable state law or regulation or by the action of the appropriate state regulatory authority, or any agency or officer performing like functions of the applicable State, to require that assignment will be effective only upon our acceptance, and to refuse assignments at any time on a non-discriminatory basis. No assignment applies to any action we take before receiving your written request. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE OR GENDER If the insured's age or gender has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct age or gender.

INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy less any policy loan, unpaid loan interest and partial surrenders. If there has been a policy change or reinstatement for which we required evidence of

ML PREMIER VUL                          2
insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

REPORTS At least once each year we will send you a report. This report will include the accumulation value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the policy year and policy loan activity. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

UNDERWRITERS

The Policies are sold in a continuous offering by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or other broker-dealers who have entered into selling agreements with Securian Financial. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of FINRA. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.

SALES BY SECURIAN FINANCIAL REGISTERED REPRESENTATIVES. Except for Policies with the Early Values Agreement ("EVA"), commissions to registered representatives of Securian Financial on the sale of Policies include:

  . Up to 62.1 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy.

  . Up to 3.24 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

  . We will also pay up to 3.24 percent on all premiums (up to the target premium) paid in years three through ten.

  . On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through ten and .81 percent in Policy Years 11 and greater.

For Policies that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. Compensation for gross premium payments in excess of target premium and additional compensation based upon accumulation value for policy years six and later is the same as on Policies without EVA.

In addition, Securian Financial or we will award, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may

ML PREMIER VUL                          3
also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits, including occasional entertainment, based on their contract with us. The underwriter may also receive amounts from certain Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a portion or all of the 12b-1 fees up to .25 percent of the average daily net assets of the Portfolios of the Fund attributable to the Policies.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the compensation and amount of proprietary products sold by registered representatives supervised by the general agent.

SALES BY UNAFFILIATED BROKER DEALERS. We pay compensation to affiliated and unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.


Amounts paid by Minnesota Life to the underwriters of the Policies during 2014, 2013, and 2012, were $________, $8,347,795, and $6,310,785, respectively, which include amounts paid for other contracts issued through the Individual Variable Universal Life Account.


UNDERWRITING PROCEDURES

We require proof of insurability for policy issue and all policy changes resulting in an increase in face amount or other changes that result in an increase in the net amount at risk under the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, gender, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for face amount increases pursuant to an additional benefit agreement.

The basis for the mortality charges guaranteed in the Policies are determined by the gender, tobacco habits, and age of each insured and are based on the 2001 Commissioners Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

SETTLEMENT OPTIONS

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured's death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. We will deduct any outstanding policy loan, any accrued loan interest and unpaid monthly charges from the proceeds we pay. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on any death benefit proceeds payable if payment is to be made in a lump sum. Interest will accrue on the death benefit proceeds payable from the date of the insured's death until the date of payment. Interest will be credited at a rate which we shall determine in our discretion. Such credited interest will never be less than a 3 percent annual rate.

You may, during the lifetime of the insured, request that we pay the proceeds of the Policy under one of the settlement options described below. We may also offer other methods of payment that are agreeable to both you and us. A settlement option may be selected only if payments are to be made to a natural person in that person's own right.

The addition of certain agreements, such as the Income Protection Agreement and the Guaranteed Income Agreement, will impact the Policy settlement options or the amount of Death Proceeds available for a settlement option. The Income Protection Agreement change the percentage of Death Proceeds that are available for the Policy's settlement options, while the Guaranteed Income Agreement, when exercised, will reduce the amount of Death Proceeds that are available for settlement options. Please see " Supplemental Agreements-Income Protection Agreement and Guaranteed Income Agreement" for more information about those agreements.

ML PREMIER VUL                          4

During the lifetime of the insured, you may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors. We receive a benefit from amounts left in the Benefit Account. We pay interest on proceeds held in the Benefit Account as required by state law. Any interest paid on proceeds in the Benefit Account is currently taxable.

Each settlement option described below is payable only in fixed amounts. The payments do not vary with the investment performance of the Account.

    OPTION 1 -- INTEREST PAYMENTS

    We will pay interest on the proceeds at such times and for such period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method we approve.

    OPTION 2 -- PAYMENTS FOR A SPECIFIED PERIOD

    We will make payments for a specified number of years.

    OPTION 3 -- LIFE INCOME

    We will make payments monthly during the lifetime of a payee, terminating with the last monthly payment immediately preceding the payee's death. We may require proof of the payee's age and gender. Monthly payments can be guaranteed for 5, 10 or 20 years.

    OPTION 4 -- PAYMENTS OF A SPECIFIED AMOUNT

    We will pay a specified amount until the proceeds and interest thereto are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the settlement option which will state the terms and conditions of the payments. Unless you specify otherwise, the beneficiary may select a settlement option after the insured's death.

The minimum rate of interest we will credit under any settlement option is a 3 percent annual rate of interest. We may, in our sole discretion, credit higher rates of interest on monies held by us in our general account which are to be paid under a settlement option.

ILLUSTRATIONS

To illustrate the operation of the Policy under certain assumptions, we have prepared the following tables along with explanatory text that may be of assistance.

The following tables illustrate how the accumulation value, cash surrender value and death benefit of a Policy change with the investment experience of the sub-accounts of the Account. The tables show how the accumulation value, cash surrender value and death benefit of a Policy for an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the Account were a uniform, gross, after-tax rate of 0 percent and 6 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent and 6 percent but fluctuated over the life of the Policy.

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

The tables illustrate a Policy issued to an insured male age 35 in the preferred select non-tobacco risk class with an Increasing Death Benefit Option. The tables assume an initial face amount of $680,000 and an annual planned premium payment of $8,600. The tables also assume that the Guideline Premium Test for definition of life insurance has been elected. The tables reflect both guaranteed maximum and current charges for all charges under the Policy, except charges for partial surrenders, transfers and any optional Agreements. The tables assume that there have been no allocations made to the Guaranteed Interest Account or the Fixed Indexed Accounts.

Guaranteed maximum cost of insurance charges will vary by age, gender, and risk class. We use the male, female and unisex Composite 2001 Commissions Standard Ordinary Mortality Table ("2001 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of gender-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In many cases we intend to impose cost of insurance charges which are lower than the maximum charges described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the risk category of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The amounts shown for the hypothetical accumulation value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Portfolio is deducted from the gross return. The investment management fee illustrated is 0.43 percent and represents the arithmetic average of the annual fee charged for all Portfolios available under the Policy. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are 0.15 percent, representing the arithmetic average of the 2013 expense ratios of the Portfolios available under the Policy. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is 0.02 percent and represents the arithmetic average of those fees charged for all Portfolios that assess a 12b-1 fee. Lastly, the net return is increased by any unit value credit that we are currently providing. The unit value credit illustrated is 0.12 percent and represents the arithmetic average of the unit value credit for all Portfolios available under the Policy. For the maximum contractual charges illustration, no unit value credit is assumed so the net annual rates of return shown are -0.60 and 5.40 percent (gross annual rate of return less average annual Portfolio management fee, average other expenses and average 12b-1 fee). Therefore, gross annual rates of return of 0 and 6 percent correspond to approximate net annual rates of return of -0.48 and
5.52 percent on the current charges illustration (net annual rate of return plus average unit value credit).

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Account. If such charges are deducted in the future, the hypothetical net annual rates of return would be lower.

If a particular Policy would be subject to different levels of charges, the accumulation values, cash surrender values and death benefits would vary from those shown in the tables. The accumulation values, cash surrender values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or accumulation values were allocated differently among individual sub-accounts with varying rates of return. In addition, the accumulation values, cash surrender values and death benefits would also vary between tables depending upon whether the Level Option or Increasing Option death benefit is illustrated.

ML PREMIER VUL                          6

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, gender and risk classification, and on the face amount, premium, death benefit option and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this Statement of Additional Information, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations. You may request a personalized illustration, without charge, from us by calling us at 1-800-277-9244 or writing to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

ML PREMIER VUL                          7

                                ML PREMIER VUL
                    DEATH BENEFIT OPTION--INCREASING OPTION
                        ASSUMING GUIDELINE PREMIUM TEST
                MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO
                        INITIAL FACE AMOUNT -- $680,000
                           $8,600 ANNUAL PREMIUM/1/
                USING GUARANTEED MAXIMUM CONTRACTUAL CHARGES/2/

               -- ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF --

                              0% GROSS     6% GROSS
                             -0.60% NET    5.40% NET

                                         CASH                           CASH
POLICY   ATTAINED ANNUAL  ACCUMULATION SURRENDER  DEATH  ACCUMULATION SURRENDER  DEATH
YEAR(3)    AGE    PREMIUM    VALUE       VALUE   BENEFIT    VALUE       VALUE   BENEFIT
-------  -------- ------- ------------ --------- ------- ------------ --------- -------
  1         35     8,600      5,143          0   685,143     5,530          --  685,530
  2         36     8,600     10,161          0   690,161    11,256          --  691,256
  3         37     8,600     15,062       1521   695,062    17,195         326  697,195
  4         38     8,600     19,822       7545   699,822    23,328       6,458  703,328
  5         39     8,600     24,443      13512   704,443    29,663      12,793  709,663
  6         40     8,600     28,920      22797   708,920    36,202      22,706  716,202
  7         41     8,600     33,234      32017   713,234    42,933      32,812  722,933
  8         42     8,600     37,369      41165   717,369    49,845      43,097  729,845
  9         43     8,600     41,313      50239   721,313    56,931      53,557  736,931
  10        44     8,600     45,035     45,035   725,035    64,164      64,164  744,164
  15        49     8,600     68,547     68,547   748,547   112,192     112,192  792,192
  20        54     8,600     85,621     85,621   765,621   166,477     166,477  846,477
  25        59     8,600     91,395     91,395   771,395   222,361     222,361  902,361
  30        64     8,600     80,784     80,784   760,784   273,534     273,534  953,534
  35        69     8,600     45,025     45,025   725,025   307,150     307,150  987,150
  40        74     8,600         --          0         0   304,802     304,802  984,802
  45        79     8,600         --          0         0   222,552     222,552  902,552
  50        84         0         --          0         0        --          --        0

/1/    A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

/2/    The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.10. The cost of insurance charge will increase as the insured ages.

/3/    Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ML PREMIER VUL                          8

                                ML PREMIER VUL
                    DEATH BENEFIT OPTION--INCREASING OPTION
                        ASSUMING GUIDELINE PREMIUM TEST
                MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO
                        INITIAL FACE AMOUNT -- $680,000
                           $8,600 ANNUAL PREMIUM/1/
                           USING CURRENT CHARGES/2/

               -- ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF --

                              0% GROSS     6% GROSS
                             -0.48% NET    5.52% NET

                                         CASH                           CASH
POLICY   ATTAINED ANNUAL  ACCUMULATION SURRENDER  DEATH  ACCUMULATION SURRENDER   DEATH
YEAR(3)    AGE    PREMIUM    VALUE       VALUE   BENEFIT    VALUE       VALUE    BENEFIT
-------  -------- ------- ------------ --------- ------- ------------ --------- ---------
  1         35     8,600      6,188          --  686,188      6,618          --   686,618
  2         36     8,600     12,334          --  692,334     13,589          --   693,589
  3         37     8,600     18,438       1,569  698,438     20,931       4,061   700,931
  4         38     8,600     24,493       7,623  704,493     28,657      11,788   708,657
  5         39     8,600     30,498      13,628  710,498     36,788      19,919   716,788
  6         40     8,600     36,453      22,957  716,453     45,346      31,851   725,346
  7         41     8,600     42,350      32,228  722,350     54,346      44,225   734,346
  8         42     8,600     48,182      41,434  728,182     63,804      57,057   743,804
  9         43     8,600     53,947      50,573  733,947     73,743      70,369   753,743
  10        44     8,600     59,632      59,632  739,632     84,176      84,176   764,176
  15        49     8,600     95,208      95,208  775,208    154,451     154,451   834,451
  20        54     8,600    128,395     128,395  808,395    244,578     244,578   924,578
  25        59     8,600    157,334     157,334  837,334    358,429     358,429 1,038,429
  30        64     8,600    179,701     179,701  859,701    500,544     500,544 1,180,544
  35        69     8,600    191,480     191,480  871,480    674,681     674,681 1,354,681
  40        74     8,600    188,600     188,600  868,600    885,817     885,817 1,565,817
  45        79     8,600    160,500     160,500  840,500  1,132,796   1,132,796 1,812,796
  50        84     8,600     87,866      87,866  767,866  1,403,760   1,403,760 2,083,760
  55        89     8,600          0           0        0  1,675,380   1,675,380 2,355,380
  60        94     8,600          0           0        0  1,909,506   1,909,506 2,589,506
  65        99     8,600          0           0        0  2,058,610   2,058,610 2,738,610
  70       104     8,600          0           0        0  2,058,724   2,058,724 2,738,724
  75       109     8,600          0           0        0  1,808,496   1,808,496 2,488,496
  80       114     8,600          0           0        0  1,121,938   1,121,938 1,801,938

/1/    A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

/2/    The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.03. The cost of insurance charge will increase as the insured ages.

/3/    Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ML PREMIER VUL                          9

VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

EXPERTS

Actuarial matters included in the prospectus have been examined by Robert J. Ehren, Senior Vice President.


The financial statements of the Minnesota Life Individual Variable Universal Life Account as of December 31, 2014, and the consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries as of December 31, 2014 have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appears elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.


OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

ML PREMIER VUL                          10

PART C:  OTHER INFORMATION

Item
Number  Caption in Part C

26.     Exhibits

27.     Directors and Officers of the Minnesota Life Insurance Company

28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

29.     Indemnification

30.     Principal Underwriters

31.     Location of Accounts and Records

32.     Management Services

33.     Fee Representation

PART C:  OTHER INFORMATION

Item 26.  Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27.  Directors and Officers of the Minnesota Life Insurance Company

Name and Principal                        Position and Offices
Business Address                          with Minnesota Life
--------------------------------          -------------------------------------
Brian C. Anderson                         Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Eric J. Bentley                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Michael P. Boyle                          Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Mary K. Brainerd                          Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN 55425

John W. Castro                            Director
898 Glouchester Street
Boca Raton, FL 33487

Gary R. Christensen                       Director, Senior Vice President,
Minnesota Life Insurance Company          Attorney-in-Fact,
400 Robert Street North                   General Counsel and Secretary
St. Paul, MN 55101

Susan L. Ebertz                           Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Robert J. Ehren                           Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Julio A. Fesser                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Craig J. Frisvold                         Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Sara H. Gavin                             Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN 55437


Eric B. Goodman                           Director
101 North 7th St
Suite 202
Louisville, KY 40202


John F. Grundhofer                        Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN 55402


Christopher M Hilger                      President, CEO and Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101


John H. Hooley                            Director
4623 McDonald Drive Overlook
Stillwater, MN 55082

Daniel H. Kruse                           Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

David J. LePlavy                          Senior Vice President, Treasurer
Minnesota Life Insurance Company          and Controller
400 Robert Street North
St. Paul, MN 55101



Jean Delaney Nelson                       Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Maria H. O'Phelan                         Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Kathleen L. Pinkett                       Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101



Trudy A. Rautio                           Director
Carlson
701 Carlson Parkway
Minnetonka, MN 55305-8215


Robert L. Senkler                         Chairman and Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101



Bruce P. Shay                             Director and Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Nancy R. Swanson                          Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101


Loyall E. Wilson                          Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101



Warren J. Zaccaro                         Director, Executive Vice President
Minnesota Life Insurance Company          and Chief Financial Officer
400 Robert Street North
St. Paul, MN 55101

Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Individual Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Casualty Company
     Capital Financial Group, Inc. (Maryland)
     H. Beck, Inc. (Maryland)
     Ochs, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, LLC (Indiana)
     Securian Life Insurance Company
     American Modern Life Insurance Company
     Marketview Properties, LLC
     Marketview Properties II, LLC

     Marketview Properties III, LLC

     Marketview Properties IV, LLC
     Securian AAM Holdings, LLC

Majority-owned subsidiary of Securian AAM Holdings, LLC:

     Asset Allocation & Management Company, L.L.C.

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Oakleaf Service Corporation
     Vivid Print Solutions, Inc.
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.


Wholly-owned subsidiary of American Modern Life Insurance Company:

     Southern Pioneer Life Insurance Company

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance
Company:

     Securian Funds Trust

Majority-owned subsidiary of Securian Financial Group, Inc.:

     Securian Trust Company, N.A.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29.  Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriters

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

          Variable Fund D
          Variable Annuity Account
          Minnesota Life Variable Life Account
          Minnesota Life Individual Variable Universal Life Account Minnesota Life Variable Universal Life Account
          Securian Life Variable Universal Life Account

     (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., of each director and officer of Securian Financial Services, Inc. is as follows:

Name and Principal                        Positions and Offices
Business Address                          with Underwriter
--------------------------------          -------------------------------------
George I. Connolly                        President, Chief Executive
Securian Financial Services, Inc.         Officer and Director
400 Robert Street North
St. Paul, MN 55101

Suzanne M. Chochrek                       Vice President - Business and
Securian Financial Services, Inc.         Market Development
400 Robert Street North
St. Paul, MN 55101

Gary R. Christensen                       Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Peter G. Berlute                          Vice President - Business
Securian Financial Services, Inc.         Operations and Treasurer
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                          Senior Vice President, Chief
Securian Financial Services, Inc.         Compliance Officer and Secretary
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                         Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


Name of            Net Underwriting  Compensation on
Principal            Discounts and    Redemption or   Brokerage     Other
Underwriter           Commissions     Annuitization  Commissions Compensation
------------------ ----------------- --------------- ----------- ------------
Securian Financial
   Services, Inc.  $     8,347,795               --          --           --


Item 31.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32.  Management Services

None.

Item 33.  Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable universal life insurance policies which are the subject of this Registration Statement, the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Individual Variable Universal Life Account has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and State of Minnesota on the 27th day of February, 2015.


                                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                                       UNIVERSAL LIFE ACCOUNT
                                                    (Registrant)

                                       By: MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)


                                       By /s/ Christopher M. Hilger
                                          -------------------------------------
                                                   Christopher M. Hilger
                                          President and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota Life Insurance Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and State of Minnesota on the 27th day of February, 2015.


                                       MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)


                                       By /s/ Christopher M. Hilger
                                          -------------------------------------
                                                   Christopher M. Hilger
                                          President and Chief Executive Officer


As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated.


       Signature            Title                               Date
-------------------------   ---------------------------------   ----------------
/s/ Christopher M. Hilger   President and                       February 27, 2015
-------------------------   Chief Executive Officer
Christopher M. Hilger

*                           Chairman of the Board
-----------------------
Robert L. Senkler

*                           Director
-----------------------
Mary K. Brainerd

*                           Director
-----------------------
John W. Castro

*                          Director
-----------------------
Gary R. Christensen

*                          Director
-----------------------
Sara H. Gavin

*                          Director
-----------------------
Eric B. Goodman

*                          Director
-----------------------
John F. Grundhofer

*                          Director
-----------------------
John H. Hooley

*                          Director
-----------------------
Trudy A. Rautio

*                          Director
-----------------------
Bruce P. Shay

*                          Director
-----------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro      Executive Vice President            February 27, 2015
-----------------------    and Chief Financial Officer
Warren J. Zaccaro          (chief financial officer)


/s/ Warren J. Zaccaro      Executive Vice President            February 27, 2015
-----------------------    and Chief Financial Officer
Warren J. Zaccaro          (chief accounting officer)


/s/ David J. LePlavy       Senior Vice President, Treasurer    February 27, 2015
-----------------------    and Controller
David J. LePlavy           (treasurer)


/s/ Gary R. Christensen    Director, Attorney-in-Fact,         February 27, 2015
-----------------------    Senior Vice President,
Gary R. Christensen        General Counsel and Secretary



* Pursuant to power of attorney dated February 9, 2015, a copy of which is filed herewith.

                                 EXHIBIT INDEX


Exhibit Number  Description of Exhibit
--------------  -----------------------------------------------------------------------------------------------------------------
26(a)           Resolution of the Board of Directors of Minnesota Life Insurance Company establishing the Minnesota Life
                Individual Variable Universal Life Account, previously filed on July 16, 2007 as exhibit 26(a) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Initial
                Registration Statement, is hereby incorporated by reference.

26(b)           Not Applicable.

26(c)(1)        Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(1) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(c)(2)        General Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(2) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(c)(3)        The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian Financial
                Services, Inc., previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant's Form N-4, File
                Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

26(d)(1)        ML Premier Variable Universal Life Policy, form ICC 12-665, previously filed on April 25, 2013 as exhibit 26(d)(1)
                to Registrant's Form N-6, File Number 333-183590, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(d)(2)        Children's Term Agreement, form ICC 09-904U, previously filed on August 28, 2012 as exhibit 26(d)(2) to Minnesota
                Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement
                is hereby incorporated by reference.

26(d)(3)        Waiver of Charges Agreement, form ICC 12-919, previously filed on August 28, 2012 as exhibit 26(d)(3) to Minnesota
                Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement
                is hereby incorporated by reference.

26(d)(4)        Allocation Options for Variable Indexed Universal Life, previously filed on August 28, 2012 as exhibit 26(d)(4) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration
                Statement is hereby incorporated by reference.

26(d)(5)        Term Insurance Agreement, form 06-944R, previously filed on August 28, 2012 as exhibit 26(d)(5) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement is
                hereby incorporated by reference.

26(d)(6)        Accelerated Death Benefit Agreement, form ICC 12-931U, previously filed on August 28, 2012 as exhibit 26(d)(6) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration
                Statement is hereby incorporated by reference.

26(d)(7)        Waiver of Premium Agreement, form 06-917, previously filed on August 28, 2012 as exhibit 26(d)(7) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement is
                hereby incorporated by reference.

26(d)(8)        Early Values Agreement, form 08-939, previously filed on August 28, 2012 as exhibit 26(d)(8) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement is
                hereby incorporated by reference.

26(d)(9)        Long Term Care Agreement, form ICC 12-932, previously filed on August 28, 2012 as exhibit 26(d)(9) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement is
                hereby incorporated by reference.

26(d)(10)       Guaranteed Insurability Option, form ICC 09-915, previously filed on August 28, 2012 as exhibit 26(d)(10) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration
                Statement is hereby incorporated by reference.

26(d)(11)       Overloan Protection Agreement, form ICC 15-20003.

26(d)(12)       Inflation Agreement, form ICC 11-916, previously filed on August 28, 2012 as exhibit 26(d)(12) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement is
                hereby incorporated by reference.

26(d)(13)       Income Protection Agreement, form 12-302, previously filed on February 27, 2013 as exhibit 26(d)(13) to Minnesota
                Life Individual Variable Universal Life Accounts Form N-6, File Number 333-183590, Post-Effective Amendment
                Number 1, is hereby incorporated by reference.

26(d)(14)       Guaranteed Income Agreement, form 12-303, previously filed on February 27, 2013 as exhibit 26(d)(14) to Minnesota
                Life Individual Variable Universal Life Accounts Form N-6, File Number 333-183590, Post-Effective Amendment
                Number 1, is hereby incorporated by reference.

26(d)(15)       Premium Deposit Account Agreement, form 14-20005, previously filed on September 17, 2014 as exhibit 26(d)(15) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective
                Amendment Number 4, is hereby incorporated by reference.

26(d)(16)       Business Continuation Agreement, form ICC 14-20016.

26(d)(17)       Guaranteed Insurability Option for Business Agreement, form ICC 14-20017.

26(e)(1)        Application Part 1 - New Issue, form F59410 Rev 1-2014.

26(e)(2)        Application Part 3 - New Issue, form F59536 Rev 2-2014.

26(e)(3)        Policy Change Application Part 3 (Underwriting) - Agreements and Authorizations, form F59534 Rev 2-2014.

26(e)(4)        Policy Change Application - No Underwriting Required, form F59537 Rev 2-2014.

26(e)(5)        Policy Change Application Part 1 - (Underwriting Required), form F59538 Rev 2-2014.

26(e)(6)        Application Part 2, form F59572 Rev 1-2014.

26(e)(7)        Application Part 2, form F59573 Rev 1-2014.

26(e)(8)        Application Part 2, form ICC 12-59573-T 1-2012, previously filed on February 27, 2013 as exhibit 26(e)(8) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(f)(1)        Restated Certificate of Incorporation of the Depositor, previously filed as exhibit 27(f)(1) to Minnesota Life's
                Variable Life Account's Form N-6, File Number 333-109853, Initial Registration Statement, on October 21, 2003,
                is hereby incorporated by reference.

26(f)(2)        Bylaws of the Depositor, previously filed as exhibit 26(f)(2) to Minnesota Life Variable Life Account's Form N-6,
                File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

26(g)           YRT Reinsurance Template; Reinsurance Agreement between Minnesota Life Insurance Company and Reinsurer, previously filed on December 14, 2007 as exhibit 26(g) to Minnesota Life Individual Variable Universal Life Account's
                Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(1)(i)     Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance
                Company, previously filed on September 30, 2014 as Exhibit 24(b)(8)(a) to Variable Annuity Account's Form N-4,
                File Number 333-182763, Post-Effective Amendments 8 and 239, is hereby incorporated by reference.

26(h)(1)(ii)    Shareholder Information Agreement among Securian Funds Trust and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post
                Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(2)(i)     Fund Participation Agreement by and among Minnesota Life Insurance Company, Financial Investors Variable
                Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc., previously filed on December 7, 2007 as exhibit 26(h)(4)(i) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(2)(ii)    Rule 22c-2 Agreement by and between Financial Investors Variable Insurance Trust and Minnesota Life Insurance
                Company, previously filed on December 7, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life Individual Variable
                Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(2)(iii)   Amendment Number One to the Participation Agreement among Minnesota Life Insurance Company, Financial Investors
                Variable Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc. filed on February 25, 2010 as exhibit 24(b)(8)(aa)(i) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective
                Amendments 11 and 161 is hereby incorporated by reference.

26(h)(2)(iv)    Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Financial Investors
                Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on April 27, 2010 as exhibit 26(h)(18)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective
                Amendment Numbers 30 and 78, is hereby incorporated by reference.

26(h)(2)(v)     Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company, Financial Investors
                Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed as Exhibit 26(h)(18)(iv)
                to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on
                April 25, 2014, is hereby incorporated by reference.

26(h)(2)(vi)    Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company, Financial Investors
                Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed as Exhibit 26(h)(18)(v)
                to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on
                April 25, 2014, is hereby incorporated by reference.

26(h)(2)(vii)   Amendment Number Five to Participation Agreement among Minnesota Life Insurance Company, Financial Investors
                Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed as Exhibit 26(h)(18)(vi)
                to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on
                April 25, 2014, is hereby incorporated by reference.

26(h)(3)(i)     Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin
                Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(14)(i) to
                Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on
                April 30, 2003, is hereby incorporated by reference.

26(h)(3)(ii)    Amendment to Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products
                Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
                Exhibit 27(h)(14)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective
                Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(3)(iii)   Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust,
                Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
                Exhibit 27(h)(14)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective
                Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(3)(iv)    Amendment No. 3 to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust,
                Franklin Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc,
                previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233,
                Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(3)(v)     Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc.,
                previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395,
                Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(3)(vi)    Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(q)(v) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment
                Number 2, is hereby incorporated by reference.

26(h)(3)(vii)   Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company
                previously filed on September 6, 2007, as exhibit 24(c)(i)(u) to Variable Annuity Account's Form N-4,
                File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(3)(viii)  Amendment No. 6 to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc.,
                previously filed on December 14, 2007 as exhibit 26(h)(5)(viii) to Minnesota Life Individual Variable Universal
                Life Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(3)(ix)    Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc. Minnesota Life Insurance Company and Securian Financial Services, Inc.
                effective August 16, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(m)(vii) to Variable Annuity
                Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(3)(x)     Amendment No. 7 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products
                Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services,
                Inc., previously filed as Exhibit 26(h)(12)(x) to Minnesota Life Variable Life Account's Form N-6, File
                Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(3)(xi)    Participation Agreement Addendum dated May 1, 2012 among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc.,
                previously filed as Exhibit 26(h)(12)(xi) to Minnesota Life Variable Life Account's Form N-6, File
                Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(3)(xii)   Amendment No. 8 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products
                Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services,
                Inc., previously filed as Exhibit 26(h)(12)(xii) to Minnesota Life Variable Life Account's Form N-6, File
                Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(3)(xiii)  Amendment No. 10 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products
                Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services,
                Inc., previously filed as Exhibit 26(h)(12)(xiii) to Minnesota Life Variable Life Account's Form N-6, File
                Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(4)(i)     Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing
                Corporation and Minnesota Life Insurance Company, previously filed on December 14, 2007 as exhibit 26(h)(7)(i)
                to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(h)(4)(ii)    Schedule A to the Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc.,
                Vanguard Marketing Corporation and Minnesota Life Insurance Company as Amended as of September 1, 2012, previously filed as Exhibit 26(h)(7)(ii)  to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                Number 333-144604, Post-Effective Amendment Number 17 on April 25, 2014, is hereby incorporated by reference.

26(h)(4)(iii)   Schedule A to the Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc.,
                Vanguard Marketing Corporation and Minnesota Life Insurance Company as Amended as of May 1, 2014, previously filed as Exhibit 26(h)(7)(iii) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                File Number 333-144604, Post-Effective Amendment Number 17 on April 25, 2014, is hereby incorporated by reference.

26(h)(5)(i)     Participation Agreement as of September 19, 2003 between Minnesota Life Insurance Company and Waddell & Reed, Inc.
                previously filed as Exhibit 27(h)(15) to Registrant's Form N-6, File Number 333-96383, Pre-Effective Amendment #1,
                on February 19, 2004, is hereby incorporated by reference.

26(h)(5)(ii)    Amendment Number One to the Target Funds Participation Agreement among Minnesota Life Insurance Company,
                Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life
                Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006,
                is hereby incorporated by reference.

26(h)(5)(iii)   Shareholder Information Agreement among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life
                Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to Registrant's Form N-6, File
                Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(5)(iv)    Second Amendment to Target Funds Participation Agreement by and among Minnesota Life Insurance Company,
                Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed on December 14, 2007 as exhibit 26(h)(8)(iv)
                to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(v)     Second Amendment to the Target Funds Participation Agreement among Minnesota Life Insurance Company,
                Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)(8)(ii) to Variable Annuity
                Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 6 on February 27, 2009, is hereby incorporated by reference.

26(h)(5)(vi)    Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc., Ivy Funds Variable Insurance
                Portfolios, and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(n)(iii)
                to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is
                hereby incorporated by reference.

26(h)(5)(vii)   Fourth Amendment to Ivy Funds Variable Insurance Portfolios Participation Agreement (Excludes Products Sold
                Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell & Reed, Inc., and Ivy Funds
                Variable Insurance Portfolios, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account's
                Form N-6, File Number 33-3233, Post- Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.

26(h)(6)(i)     Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota
                Life Insurance Company, previously filed as Exhibit 27(h)(13)(i) to Registrant's Form N-6, File Number 333-96383,
                Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(6)(ii)    Amendment No. 1 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services
                Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(ii) to Registrant's Form N-6,
                File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(6)(iii)   Amendment No. 2 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial
                Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(iii) to Registrant's
                Form N-6,File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(6)(iv)    Amendment No. 3 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services
                Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(iv) to Minnesota Life Variable
                Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(6)(v)     Amendment No. 4 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services
                Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(v) to Minnesota Life Variable
                Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(6)(vi)    Letter dated December 7, 2005 amending Participation Agreement among MFS Variable Insurance Trust, Massachusetts
                Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(vi) to
                Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on
                April 21, 2006, is hereby incorporated by reference.

26(h)(6)(vii)   Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services
                Company and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(p)(vi) to Variable Annuity
                Account's Form N 4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(6)(viii)  Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Minnesota Life Insurance
                Company previously filed on September 6, 2007 as exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File
                Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(6)(ix)    Fee letter dated September 1, 2010 referencing the Participation Agreement by and among the MFS Variable Insurance
                Trust, Minnesota Life Insurance and Massachusetts Financial Services Company previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(vii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment
                Numbers 26 and 171, is hereby incorporated by reference.

26(h)(6)(x)     Amendment No. 6 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance
                Company and Massachusetts Financial Services Company effective September 1, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(viii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment
                Numbers 26 and 171, is hereby incorporated by reference.

26(h)(7)(i)     Distribution and Shareholder Services Agreement dated March 9, 2012 between Northern Lights Variable Trust and
                Minnesota Life Insurance Company, previously filed on April 27, 2012 as Exhibit 24(c)(8)(mm) to Variable Annuity
                Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 15 and 192, is hereby reference.

26(h)(7)(ii)    Fund Participation Agreement dated March 12, 2012 among Northern Lights Variable Trust, Minnesota Life Insurance
                Company, Northern Lights Distributors, LLC and ValMark Advisers, Inc., previously filed on April 27, 2012 as Exhibit
                24(c)(8)(nn) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 15 and
                192, is hereby incorporated by reference.

26(h)(7)(iii)   First Amendment to the Participation Agreement among Northern Lights Variable Trust, Northern Lights Distributors,
                LLC, Valmark Advisers, Inc., and Minnesota Life Insurance Company dated October 8, 2012, previously filed on
                April 25, 2014 as exhibit 24(c)(8) (kk)(i) to Variable Annuity Account's Form N-4, File Number 333-182763,
                Post-Effective Amendment Numbers 5 and 226,is hereby incorporated by reference.

26(h)(7)(iv)    Second Amendment to the Participation Agreement among Northern Lights Variable Trust, Northern Lights Distributors,
                LLC, ValMark Advisers, Inc., and Minnesota Life Insurance Company dated March 12, 2012 as authorized November 5,
                2013, previously filed on April 25, 2014 as exhibit 24(c)(8)(kk)(ii) to Variable Annuity Account's Form N-4, File
                Number 333-182763, Post-Effective Amendment Numbers 5 and 226, is hereby incorporated by reference.

26(h)(8)(i)     Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global
                Investors Distributors LLC previously filed on April 25, 2011 as exhibit 24(c)(8)(ff) to Variable Annuity Account's
                Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(8)(ii)    Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between Allianz Global Investors
                Distributors LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(dd) to
                Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(8)(iii)   PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between Pacific Investment
                Management Company LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit
                24(c)(8)(ee) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and
                171, is hereby incorporated by reference.

26(h)(8)(iv)    Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO Variable Insurance Trust
                among Allianz Global Investors Distributors LLC, PIMCO Investments LLC and Minnesota Life Insurance Company
                previously filed as Exhibit 26(h)(22)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233,
                Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(8)(v)     Amendment to Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance Trust, and
                PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(v) to Minnesota Life Variable Life Account's Form N-6,
                File Number 33-3233, Post-Effective Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.

26(h)(8)(vi)    Amendment to Selling Agreement between Minnesota Life Insurance Company, and PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective
                Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.

26(h)(8)(vii)   Amendment No. 1 to PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust Effective
                May 1, 2013, previously filed as Exhibit 26(h)(22)(vii) to Minnesota Life Variable Life Account's Form N-6, File
                Number 33-3233, Post-Effective Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.

26(i)(1)(i)     Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company,
                previously filed as Exhibit 24(c)8(q) to Variable Annuity Account's Form N-4, File Number 333-91784,
                Post-Effective Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.

26(i)(1)(ii)    First Amendment to Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the Securian Life Variable
                Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)(i)     Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company,
                previously filed as Exhibit 24(c)8(r) to Variable Annuity Account's Form N-4, File Number 333-91784,
                Post-Effective Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.

26(i)(2)(ii)    First Amendment to Administration Agreement between Securian Financial Group, Inc. and State Street Bank and
                Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable Universal
                Life Account's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(3)        Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc.,
                previously filed as Exhibit 8(d) to Variable Annuity Account's Form N-4, File Number 811-4294, Post-Effective
                Amendment Number 193, on July 20, 2012, is hereby incorporated by reference.

26(j)           Not Applicable.

26(k)           Opinion and Consent of Timothy E. Wuestenhagen.

26(l)           Actuarial Opinion of Robert J. Ehren, FSA, CLU.

26(m)           Calculation.

26(n)           Consent of, KPMG, to be filed in subsequent amendment.

26(o)           Not Applicable.

26(p)           Not Applicable.

26(q) Redeemability exemption, previously filed on December 14, 2007 as exhibit 26(q) to Minnesota Life Individual Variable
                Universal Life Account's Form N-6, File Number 333-144604,
                Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(r)           Minnesota Life Insurance Company - Power of Attorney to Sign
                Registration Statements.